As filed with the U.S. Securities and Exchange Commission on April 22, 2008

Registration No. 33-76660

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-3068

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST EFFECTIVE AMENDMENT NO. 23  ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 30  ☒

John Hancock Variable Life

SEPARATE ACCOUNT U

(Exact Name of Registrant)

John Hancock Variable Life Insurance Company

(Name of Depositor)

197 Clarendon Street Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Variable Life Insurance Company

U.S. INSURANCE LAW JOHN HANCOCK PLACE BOSTON, MA 02117

(Name and complete address of agent for service)

Copy to: THOMAS C. LAUERMAN, ESQ.

Jorden Burt LLP 1025 Thomas Jefferson Street, N.W.

Suite 400 East Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 28, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 28, 2008

for interests in

Separate Account U

Interests are made available under

MEDALLION VARIABLE LIFE

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Lifestyle Balanced	Money Market B
Active Bond	Lifestyle Growth	Optimized All Cap
Blue Chip Growth	Lifestyle Moderate	Overseas Equity
Capital Appreciation	Managed	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B
International Equity Index B

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements in conjunction with the prospectuses for the underlying funds that we make available as investment options under the policies.

The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds”, the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

	Page No.		Page No.
SUMMARY OF BENEFITS AND RISKS	4	Effects of policy loans	25
The nature of the policy	4	Description of charges at the policy level	25
Summary of policy benefits	4	Deductions from premium payments	25
Death benefit	4	Deductions from account value	25
Surrender of the policy	4	Additional information about how certain policy charges work	26
Partial withdrawals	4	Sales expenses and related charges	26
Policy loans	5	Effect of premium payment pattern	26
Optional benefit riders	5	Method of deduction	27
Investment options	5	Reduced charges for eligible classes	27
Summary of policy risks	5	Other charges we could impose in the future	27
Lapse risk	5	Description of charges at the fund level	27
Investment risk	5	Other policy benefits, rights and limitations	27
Access to funds risk	5	Optional benefit riders you can add	27
Transfer risk	6	Variations in policy terms	28
Market timing risk	6	Procedures for issuance of a policy	28
Tax risks	6	Minimum initial premium	28
FEE TABLES	7	Commencement of insurance coverage	29
DETAILED INFORMATION	12	Backdating	29
Table of Investment Options and Investment Subadvisers	12	Temporary coverage prior to policy delivery	29
Description of JHVLICO	16	Monthly deduction dates	29
Description of John Hancock Variable Life Account U	17	Changes that we can make as to your policy	29
The fixed investment option	17	The owner of the policy	30
Premiums	17	Policy cancellation right	30
Planned premiums	17	Reports that you will receive	30
Maximum premium payments	18	Assigning your policy	30
Ways to pay premiums	18	When we pay policy proceeds	31
Processing premium payments	18	General	31
Lapse and reinstatement	19	Delay to challenge coverage	31
Guaranteed death benefit feature	19	Delay for check clearance	31
The death benefit	19	Delay of separate account proceeds	31
Limitations on payment of death benefit	20	Delay of general account surrender proceeds	31
The minimum insurance amount	20	How you communicate with us	31
Increase in coverage	20	General rules	31
Decrease in coverage	20	Telephone and facsimile transactions	32
Change of death benefit option	20	Distribution of policies	32
Effective date of certain policy transactions	20	Compensation	33
Tax consequences of coverage changes	20	Tax considerations	33
Your beneficiary	21	General	34
Ways in which we pay out policy proceeds	21	Death benefit proceeds and other policy distributions	34
Changing a payment option	21	Policy loans	35
Tax impact of payment option chosen	21	Diversification rules and ownership of the Account	35
The account value	21	7-pay premium limit and modified endowment contract status	36
Commencement of investment performance	22	Corporate and H.R. 10 retirement plans	37
Allocation of future premium payments	22	Withholding	37
Transfers of existing account value	22	Life insurance purchases by residents of Puerto Rico	37
Limitation on number of investment options	23	Life insurance purchases by non-resident aliens	37
Dollar cost averaging	23	Financial statements reference	37
Surrender and partial withdrawals	24	Registration statement filed with the SEC	37
Full surrender	24	Independent registered public accounting firm	37
Partial withdrawals	24
Policy loans	24
Repayment of policy loans	24

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “face amount” of insurance. In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

•

Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

•	Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal

4

amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the face amount below certain minimum amounts.

Policy loans

You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account U (the “Account” or “Separate Account”), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 12 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Premium sales charge	Upon payment of premium	4% of Target Premium(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid

DAC tax charge	Upon payment of premium	1.25% of each premium paid

Maximum administrative surrender charge	Upon lapse or surrender within first 9 policy years	$5 per $1,000 of the policy’s current face amount in policy years 1-7(2)

Maximum contingent deferral sales charge (CDSC)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal	26.0% of total Target Premium received for surrenders in policy years 1-7(3) Pro rata portion of applicable CDSC

Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20

Transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	There is no maximum (currently $0)(4)

(1)	The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	The administrative surrender charge decreases in later policy years as follows: for policy year 8, it is $4 per $1,000 of face amount; and for policy year 9, it is $3 per $1,000 of face amount.

(3)	In calculating the CDSC, only Target Premiums received during the first 3 policy years are considered. The CDSC percentage decreases in later policy years as follows: for policy year 8, it is 21.7%; for policy year 9, it is 17.3%; for policy year 10, it is 13.0%; for policy year 11, it is 8.7%; for policy year 12, it is 4.3%; and for policy years 13 and later, it is 0%.

(4)	This charge is not currently imposed, but we reserve the right to do so in the policy.

7

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and the Living Care Benefit Rider all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Guaranteed Rate	Amount Deducted Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.05 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$159.11 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.14 per $1,000 of AAR	$0.14 per $1,000 of AAR
Issue charge	Monthly in first policy year only	$20	$20
Maximum maintenance charge	Monthly	$8	$8
M&E charge(2)	Daily from separate account assets	.003% of assets	.002% of assets
Maximum policy loan interest rate(3)	Accrues daily Payable annually	5.0%	5.0%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The “minimum” rate shown in the table at the current rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 20 year old female preferred non-tobacco underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .90% and .60%, respectively.

(3)	5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of ??%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

8

Charge	When Charge is Deducted	Rider Charges Amount Deducted
Disability Waiver of Charges Rider:(1)
Minimum charge	Monthly	5.62% of all other monthly charges
Maximum charge	Monthly	20.38% of all other monthly charges
Charge for representative insured person	Monthly	6.69% of all other monthly charges
Living Care Benefit Rider	Only if benefit is exercised	Charge is imbedded in discounting of death benefit paid in advance(2)
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 of Rider Sum Insured
Accidental Death Benefit Rider:(3)
Minimum charge	Monthly	$0.75 per $1,000 of accidental death benefit
Maximum charge	Monthly	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit
Insured or Spouse YRT Rider:(4)
Minimum Charge	Monthly	$0.08 per $1,000 of YRT death benefit
Maximum Charge	Monthly	$83.33 per $1,000 of YRT death benefit
Charge for representative person	Monthly	$0.20 per $1,000 of YRT death benefit

(1)	The charge for this rider is determined by multiplying the Target Premium by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 21 year old standard or preferred underwriting risk. The “maximum” rate shown in the table is for a 55 year old substandard underwriting risk. The “representative insured person” referred to in the table is a 35 year old standard or preferred underwriting risk.

(2)	Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy’s maximum loan interest rate at the time the discount is determined.

(3)	The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The “minimum” rate shown in the table is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The “maximum” rate shown in that table is for a 65 year old with the highest ADB risk rating (1.5). The “representative insured person” referred to in the table is a 35 year old with an ADB rating of 1.0.

(4)	“YRT” stands for “Yearly Renewable Term”. The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The “minimum” rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The “maximum” rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.49%	1.13%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

9

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
Blue Chip Growth[3,4]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Equity-Income[3,4]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Value[3,4]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%

1Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

4T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser

10

has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

11

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust is a so-called “series” type mutual fund and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

12

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

13

Portfolio	Portfolio Manager	Investment Objective and Strategy

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

14

Portfolio	Portfolio Manager	Investment Objective and Strategy

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

*”MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 2000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

MSCI All Country World Ex US Index — $56 million to $309 billion Russell 2000 Index — $25 million to $7.68 billion

Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

15

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account of policy owners) in proportion to the instructions so received.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We have received the following ratings from independent rating agencies:

16

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account U

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of JHVLICO’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the policy’s fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

17

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1)	We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2)	If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3)	We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4)	If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

18

Lapse and reinstatement

If the policy’s surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your face amount will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or “GDB Premium”) is defined in the policy and is “due” on each modal processing date. (The term “modal processing date” is defined under “Planned Premiums”).

The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender. No GDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see “The Death Benefit” below).

If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “face amount” of insurance. In the policy, this may also be referred to as the “Sum Insured.”

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

•	Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” (as described below).

•

Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

•	Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the “cash value accumulation test” (as described below).

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

19

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the “guideline premium and cash value corridor test” while Option 3 uses the “cash value accumulation test.” For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so- called “corridor factor” applicable on that date. The corridor factors are derived by applying the “guideline premium and cash value corridor test.” The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called “death benefit factor” applicable on that date. The death benefit factors are derived by applying the “cash value accumulation test.” The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Increase in coverage

Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

•	the remaining face amount will be at least $100,000, and

•	the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below. If there is a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge (‘CDSC’)”).

Change of death benefit option

You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

•	Face amount increases, when and if permitted by our administrative rules

•	Change of death benefit option

Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

20

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the

21

close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed under “Processing Premium Payments”).

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

22

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of a fixed investment option are currently subject to the following restrictions:

•	You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

•	We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

•	The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Limitation on number of investment options

Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

23

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC and administrative surrender charge that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see “The Death Benefit”). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Policy loans

You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your surrender value that is in the fixed investment option plus one of the following:

•	In policy years 2 and 3—75% of your surrender value that is in the variable investment options

•	In all later policy years—90% of your surrender value that is in the variable investment options

The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. The tax consequences of a loan interest credited differential of 0% are unclear.

You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

24

Effects of policy loans

The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

•

Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year’s premium that is subject to the charge is called the “Target Premium.” It’s determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either.

Deductions from account value

•	Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

•	Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8.

•

Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date). We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either.

•	Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

•

M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

25

•

Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

•

Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy’s face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

•

Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium . (“Target Premium” is described above under “Deductions from premium payments”). In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it’s a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

Policy Year(s)	Percentage
Policy years 1-7	26.0%
Policy year 8	21.7%
Policy year 9	17.3%
Policy year 10	13.0%
Policy year 11	8.7%
Policy year 12	4.3%
Policy year 13 and later	0.0%

The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year’s Target Premium. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce the face amount (see “Partial withdrawals”) and requested reductions in the face amount (see “Decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in face amount by the face amount immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

•

Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See “Description of Charges at the Policy Level.”) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only

26

$200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay policy charges as they come due. As a result, the policy may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See “Tax considerations”.)

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the Fee Tables section) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility

27

for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

•

Disability Waiver of Charges Rider - This rider waives charges under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the cessation of total disability.

•

Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

•

Children’s Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person’s 65th birthday, (iv) election to convert to permanent coverage on the child’s 18th birthday, or (v) the child’s 22nd birthday. Since we don’t know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

•

Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

•

Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person’s spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see “Guaranteed death benefit feature” in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

28

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

29

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semiannually we will send you a report containing the financial statements of the series funds, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

30

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in face amount

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

31

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments.

You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Servicing Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of {SURVIVORSHIP EACH OF}. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

32

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 11% of the target premium plus 5% of any excess paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be

33

used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section

34

7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to

35

change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

36

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

37

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

JHVLICO SERVICING OFFICE

Express Delivery	Mail Delivery
Life Operations 197 Clarendon Street, C-6 Boston, MA 02117	P.O. Box 111 Boston, MA 02117

Phone:	Fax:
1-800-732-5543	617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-3068 1933 Act File No. 33-76660

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Variable Life Separate Account U (“Registrant”)

Interests are made available under

MEDALLION VARIABLE LIFE

a flexible premium variable life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Variable Life Separate Account U (the “Account”), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon

2

appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007 was $226,336,094.

Signator Investors, Inc. (“Signator”), a Delaware corporation that we control, was the principal distributor of the variable life policies and the principal underwriter of the securities offered by the Depositor and its affiliates until May 1, 2006.

The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April, 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 was $92,499. Neither Signator nor JH Distributors retained any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium plus 8% of any excess premium paid in the first policy year, 11% of the target premium plus 5% of any excess paid in the second through fourth policy year, and 8% of the target and excess premium paid in policy years 5 through 10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

3

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

F-2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities - at fair value (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)	$4,967.5	$4,583.7
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $2.3; 2006 - $109.7)	4.5	122.4
Mortgage loans on real estate	1,031.7	1,056.2
Real estate	257.8	261.7
Policy loans	465.3	441.6
Other invested assets	208.4	201.1

Total Investments	6,935.2	6,666.7

Cash and cash equivalents	184.9	265.5
Accrued investment income	73.4	67.2
Goodwill	410.8	410.8
Value of business acquired	1,275.8	1,299.0
Amounts due from affiliates	121.2	177.0
Intangible assets	210.6	213.8
Deferred policy acquisition costs	544.6	499.7
Reinsurance recoverable	483.3	397.5
Other assets	5.2	39.7
Separate account assets	7,949.2	7,924.9

Total Assets	$18,194.2	$17,961.8

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$6,924.0	$6,715.9
Policyholders’ funds	50.4	39.7
Unearned revenue	104.5	133.4
Unpaid claims and claim expense reserves	37.7	48.7
Dividends payable to policyholders	1.5	1.3
Amounts due to affiliates	178.9	350.8
Deferred income tax liability	462.7	452.0
Other liabilities	364.0	197.1
Separate account liabilities	7,949.2	7,924.9

Total Liabilities	16,072.9	15,863.8

Shareholder’s Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding	2.5	2.5
Additional paid in capital	2,017.1	2,017.1
Retained earnings	96.7	83.5
Accumulated other comprehensive (loss) income	5.0	(5.1)

Total Shareholder’s Equity	2,121.3	2,098.0

Total Liabilities and Shareholder’s Equity	$18,194.2	$17,961.8

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues
Premiums	$59.2	$70.9	$77.6
Universal life and investment-type product charges	105.3	138.5	126.3
Net investment income	367.6	358.2	328.4
Net realized investment and other gains (losses)	4.1	(6.2)	11.0
Investment management revenues, commissions and other fees	239.7	124.3	118.7
Other revenue	0.1	—	0.3

Total revenues	776.0	685.7	662.3

Benefits and expenses
Benefits to policyholders	345.2	252.9	274.0
Other operating costs and expenses	79.9	124.7	121.1
Amortization of deferred policy acquisition costs and value of business acquired	59.1	76.3	32.9
Dividends to policyholders	21.5	20.4	19.7

Total benefits and expenses	505.7	474.3	447.7

Income before income taxes	270.3	211.4	214.6

Income taxes	91.8	70.7	71.4

Net income	$178.5	$140.7	$143.2

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 - As previously reported	$2.5	$1,977.4	$97.0	$33.4	$2,110.3	50.0
Restatements			(27.4)		(27.4)

Balance at January 1, 2005 – Restated	$2.5	$1,977.4	$69.6	$33.4	$2,082.9	50.0

Manulife Financial Corporation purchase price reallocation		39.7			39.7

Comprehensive income:
Net income - Restated			143.2		143.2
Other comprehensive income, net of tax:
Net unrealized losses				(45.5)	(45.5)
Net accumulated losses on cash flow hedges				(0.7)	(0.7)

Comprehensive income					97.0

Dividends paid to Parent			(175.0)		(175.0)

Balance at December 31, 2005 - Restated	$2.5	$2,017.1	$37.8	$(12.8)	$2,044.6	50.0

Comprehensive income:
Net income - Restated			140.7		140.7
Other comprehensive income, net of tax:
Net unrealized gains				7.2	7.2
Net accumulated gains on cash flow hedges				0.5	0.5

Comprehensive income					148.4

Dividends paid to Parent			(95.0)		(95.0)

Balance at December 31, 2006 - Restated	$2.5	$2,017.1	$83.5	$(5.1)	$2,098.0	50.0

Comprehensive income:
Net income			178.5		178.5
Other comprehensive income, net of tax:
Net unrealized gains				9.9	9.9
Net accumulated gains on cash flow hedges				0.2	0.2

Comprehensive income					188.6

Adoption of FSP No. FAS13-2			(15.3)		(15.3)
Dividends paid to Parent			(150.0)		(150.0)

Balance at December 31, 2007	$2.5	$2,017.1	$96.7	$5.0	$2,121.3	50.0

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from operating activities:
Net income	$178.5	$140.7	$143.2
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium (discount) – fixed maturities	26.4	37.8	52.5
Net realized investment and other (gains) losses	(4.1)	6.2	(11.0)
Amortization of deferred acquisition costs	39.0	51.0	(20.0)
Amortization of value of business acquired	20.1	25.3	52.9
Capitalized deferred acquisition costs	(85.0)	(198.2)	(222.4)
Depreciation and amortization	8.7	5.9	2.5
(Increase) decrease in accrued investment income	(6.2)	3.7	(5.3)
Decrease (increase) other assets and other liabilities, net	10.3	86.0	6.6
Increase in policy liabilities and accruals, net	109.4	141.7	216.4
Increase in deferred income tax liability	15.5	46.8	97.3

Net cash provided by operating activities	312.6	346.9	312.7

Cash flows used in investing activities:
Sales of:
Fixed maturities	463.4	865.0	589.8
Equity securities	149.4	6.0	200.2
Real estate	—	0.1	1.1
Other invested assets	38.7	224.0	118.5
Maturities, prepayments and scheduled redemptions of:
Fixed maturities	144.0	97.6	163.8
Mortgage loans on real estate	201.9	169.2	185.5
Purchases of:
Fixed maturities	(1,001.3)	(1,409.5)	(1,047.0)
Equity securities	(4.2)	(110.5)	(141.3)
Real estate	(1.4)	(99.7)	(151.6)
Other invested assets	(54.1)	(83.1)	(29.2)
Mortgage loans on real estate issued	(180.5)	(94.2)	(272.5)
FSP No. FAS 13-2 transition adjustment	(15.3)	—	—
Other, net	3.5	(18.6)	(32.8)

Net cash used in investing activities	$(255.9)	$(453.7)	$(415.5)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS — (CONTINUED)

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(150.0)	$(95.0)	$(175.0)
Universal life and investment-type contract deposits	366.4	769.4	827.0
Universal life and investment-type contract maturities and withdrawals	(382.2)	(777.7)	(715.0)
Net transfers to separate accounts from policyholders	28.5	246.7	270.5

Net cash (used in) provided by financing activities	(137.3)	143.4	207.5

Net (decrease) increase in cash and cash equivalents	(80.6)	36.6	104.7

Cash and cash equivalents at beginning of year	265.5	228.9	124.2

Cash and cash equivalents at end of year	$184.9	$265.5	$228.9

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The “John Hancock” name is Manulife’s primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock’s sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder’s equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products’ deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder’s equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder’s equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company’s financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder’s equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $1.0 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder’s equity increased by $3.4 million as of January 1, 2005 for these adjustments.

F-8

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	($ in millions)
December 31, 2006
Fixed maturities	$4,608.6	$(24.9)	$4,583.7
Total investments	6,691.6	(24.9)	6,666.7
Deferred policy acquisition costs	472.3	27.4	499.7
Other assets	35.8	3.9	39.7
Total assets	17,955.4	6.4	17,961.8
Unearned revenue	163.6	(30.2)	133.4
Deferred income tax liability	463.4	(11.4)	452.0
Other liabilities	113.4	83.7	197.1
Total liabilities	15,821.7	42.1	15,863.8
Retained earnings	119.2	(35.7)	83.5
Total shareholder’s equity	2,133.7	(35.7)	2,098.0
Total liabilities and shareholder’s equity	17,955.4	6.4	17,961.8

December 31, 2005
Retained earnings	76.8	(39.0)	37.8
Total shareholder’s equity	2,083.6	(39.0)	2,044.6

January 1, 2005
Retained earnings	97.0	(27.4)	69.6
Total shareholder’s equity	2,110.3	(27.4)	2,082.9

For the year ended December 31, 2006
Premiums	84.0	(13.1)	70.9
Universal life and investment-type product charges	140.8	(2.3)	138.5
Investment management revenues, commissions and other fees	122.2	2.1	124.3
Total revenue	699.0	(13.3)	685.7
Benefits to policyholders	264.2	(11.3)	252.9
Other operating costs and expenses	116.3	8.4	124.7
Amortization of deferred policy acquisition costs and value of business acquired	92.8	(16.5)	76.3
Total benefits and expenses	493.7	(19.4)	474.3
Income before income taxes	205.3	6.1	211.4
Income taxes	67.9	2.8	70.7
Net income	137.4	3.3	140.7

For the year ended December 31, 2005
Premiums	80.8	(3.2)	77.6
Universal life and investment-type product charges	128.4	(2.1)	126.3
Net investment income	343.3	(14.9)	328.4
Investment management revenues, commissions and other fees	113.1	5.6	118.7
Total revenue	676.9	(14.6)	662.3
Benefits to policyholders	265.7	8.3	274.0
Other operating costs and expenses	118.6	2.5	121.1
Amortization of deferred policy acquisition costs and value of business acquired	43.8	(10.9)	32.9
Total benefits and expenses	447.8	(0.1)	447.7
Income before income taxes	229.1	(14.5)	214.6
Income taxes	74.3	(2.9)	71.4
Net income	154.8	(11.6)	143.2

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

F-9

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease’s expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder’s equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

F-10

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

F-11

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS’ merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company’s identifiable net assets acquired by Manulife. Brand name is the fair value of the Company’s trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company’s networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company’s other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

F-12

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders’ fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders’ funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company’s life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

F-13

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company’s financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

F-14

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1- “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

F-15

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company’s financial statements in deferred acquisition costs on the Company’s Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company’s Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company’s income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company’s income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company’s 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company’s income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company’s 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company’s income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company’s income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

F-16

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions (continued)

Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife’s guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife’s guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS’ quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife’s quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

F-17

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Net Investment Income
Fixed maturities - Restated	$276.8	$265.3	$233.1
Equity securities	—	4.6	1.5
Mortgage loans on real estate	57.7	60.1	54.9
Real estate	12.4	10.5	4.5
Policy loans	22.9	20.0	21.3
Short-term investments	19.4	8.5	4.4
Other	(6.5)	4.5	17.6

Gross investment income - Restated	382.7	373.5	337.3
Less investment expenses	15.1	15.3	8.9

Net investment income - Restated	$367.6	$358.2	$328.4

Net realized investment and other gains (losses)
Fixed maturities	$(6.4)	$1.3	$(1.5)
Equity securities	17.6	0.8	1.9
Mortgage loans on real estate and real estate to be disposed of	(0.9)	4.0	0.8
Derivatives and other invested assets	(6.2)	(12.3)	9.8

Net realized investment and other gains (losses)	$4.1	$(6.2)	$11.0

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

F-18

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments (continued)

The Company’s investments in fixed maturities and equity securities are summarized below for the years indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$4,129.2	$44.4	$(44.6)	$4,129.0
Asset-backed and mortgage-backed securities	810.9	6.3	(10.3)	806.9
Obligations of states and political subdivisions	9.2	—	—	9.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	21.9	0.5	—	22.4

Total fixed maturities	4,971.2	51.2	(54.9)	4,967.5
Equity securities available-for-sale	2.3	2.4	(0.2)	4.5

Total fixed maturities and equity securities	$4,973.5	$53.6	$(55.1)	$4,972.0

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities - Restated	$3,710.7	$20.3	$(46.6)	$3,684.4
Asset-backed and mortgage-backed securities	866.5	4.7	(11.5)	859.7
Obligations of states and political subdivisions	2.3	—	—	2.3
U.S. Treasury securities and obligations of U.S. government corporations and agencies	37.2	0.1	—	37.3

Total fixed maturities - Restated	4,616.7	25.1	(58.1)	4,583.7
Equity securities available-for-sale	109.7	13.0	(0.3)	122.4

Total fixed maturities and equity securities - Restated	$4,726.4	$38.1	$(58.4)	$4,706.1

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$270.8	$271.0
Due after one year through five years	1,673.7	1,686.6
Due after five years through ten years	1,221.5	1,214.1
Due after ten years	994.3	988.9

	4,160.3	4,160.6
Asset-backed and mortgage-backed securities	810.9	806.9

Total	$4,971.2	$4,967.5

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

F-19

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife’s Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife’s Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

F-20

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
Federal agency mortgage backed securities	$89.8	$(1.7)	$311.3	$(8.6)	$401.1	$(10.3)
Corporate bonds	600.4	(13.8)	1,055.7	(30.8)	1,656.1	(44.6)

Total, debt securities	690.2	(15.5)	1,367.0	(39.4)	2,057.2	(54.9)
Common stocks	1.5	(0.2)	—	—	1.5	(0.2)

Total	$691.7	$(15.7)	$1,367.0	$(39.4)	$2,058.7	$(55.1)

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
US Treasury obligations and direct obligations of U.S. government agencies	$11.3	$—	$3.0	$—	$14.3	$—
Federal agency mortgage backed securities	99.3	(0.9)	467.9	(10.6)	567.2	(11.5)
Corporate bonds	760.7	(11.3)	1,563.9	(35.3)	2,324.6	(46.6)

Total, debt securities	871.3	(12.2)	2,034.8	(45.9)	2,906.1	(58.1)
Common stocks	1.6	—	1.3	(0.3)	2.9	(0.3)

Total	$872.9	$(12.2)	$2,036.1	$(46.2)	$2,909.0	$(58.4)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

F-21

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2007
Mortgage loans on real estate	$2.8	$1.5	$2.3	$2.0

Total	$2.8	$1.5	$2.3	$2.0

Year ended December 31, 2006
Mortgage loans on real estate	$4.0	$1.4	$2.6	$2.8

Total	$4.0	$1.4	$2.6	$2.8

Years ended December 31, 2005
Mortgage loans on real estate	$3.3	$2.8	$2.1	$4.0

Total	$3.3	$2.8	$2.1	$4.0

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$3.0	$7.4
Provision for losses	(2.0)	(2.8)

Net impaired mortgage loans on real estate	$1.0	$4.6

F-22

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$5.2	$10.4	$12.5
Interest income recognized on impaired loans	$—	$—	$0.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Expected	$0.1	$0.1	$0.4
Actual	0.1	0.1	0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$176.0	East North Central	$92.6
Hotels	5.3	East South Central	43.3
Industrial	135.8	Middle Atlantic	115.2
Office buildings	140.5	Mountain	74.2
Retail	291.2	New England	78.4
Mixed use	51.1	Pacific	285.2
Agricultural	184.3	South Atlantic	203.0
Other	49.5	West North Central	20.3
		West South Central	120.6
		Canada/Other	0.9

Allowance for losses	(2.0)	Allowance for losses	(2.0)

Total	$1,031.7	Total	$1,031.7

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

F-23

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments (“DIG B36”) and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company’s Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

F-24

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

F-25

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	December 31,
	Notional Amount	2007 Carrying Value	Fair Value	Notional Amount	2006 Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$220.5	$2.5	$2.5	—	—	—
Interest rate cap agreements	150.0	—	—	—	—	—
Embedded derivatives	1.5	—	—	—	—	—

Liabilities:
Derivatives:
Interest rate swap agreements	$1,022.0	$42.1	$42.1	$441.5	$15.7	$15.7
Currency rate swap agreements	24.0	4.6	4.6	21.0	4.9	4.9
Foreign exchange forward agreements	1.0	0.1	0.1	2.0	0.1	0.1
Credit default swaps	8.0	—	—	10.3	0.1	0.1
Embedded derivatives	9.8	0.2	0.2	9.8	0.1	0.1

Note 5—Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal -Restated	$75.8	$23.7	$(8.8)
Foreign	0.5	—	0.5

	76.3	23.7	(8.3)

Deferred taxes:
Federal - Restated	15.5	47.0	79.7

Total income taxes - Restated	$91.8	$70.7	$71.4

F-26

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes – (continued)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% - Restated	$94.6	$74.0	$75.1
Add (deduct):
Prior year taxes - Restated	1.6	2.7	1.0
Tax credits	(3.2)	(3.1)	(3.1)
Foreign taxes	—	—	0.4
Other - Restated	(1.2)	(2.9)	(2.0)

Total income taxes - Restated	$91.8	$70.7	$71.4

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$276.2	$261.8
Other employee benefits	—	5.7
Unrealized losses	—	6.6
Deferred acquisition costs	(57.3)	40.7
Other	11.8	3.9

Total deferred tax assets	$230.7	$318.7

Deferred tax liabilities:
Lease income	67.0	52.6
Securities and other investments	62.8	115.5
Value of business acquired	519.2	535.6
Other	44.4	67.0

Total deferred tax liabilities	693.4	770.7

Net deferred tax liabilities	$462.7	$452.0

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

F-27

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes - (continued)

The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$95.0
Additions based on tax positions related to the current year	14.7
Reductions based on tax positions related to the current year	—
Additions for tax positions of prior years	0.2
Reductions for tax positions of prior years	(3.5)

Balance as of December 31, 2007	$106.4

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

F-28

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

	2007 Premiums		2006 Premiums		2005 Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$157.0	$157.3	$162.9	$163.0	$174.9	$176.3
Assumed	0.9	0.9	0.7	0.7	0.2	0.2
Ceded - Restated	(99.0)	(99.0)	(92.8)	(92.8)	(98.9)	(98.9)

Net life premiums - Restated	$58.9	$59.2	$70.8	$70.9	$76.2	$77.6

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 – Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder’s Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

F-29

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2005	$33.4	—	$33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million)	(57.0)		(57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.5 million)	(4.6)		(4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $8.7 million)	16.1		16.1

Net unrealized gains (losses)	(45.5)		(45.5)

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of $0.4 million)	—	(0.7)	(0.7)

Balance at December 31, 2005	$(12.1)	$(0.7)	$(12.8)

Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million)	8.2	—	8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.0 million)	(3.7)		(3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $1.5 million)	2.7	—	2.7

Net unrealized gains (losses)	7.2	—	7.2

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.2 million)	—	0.5	0.5

Balance at December 31, 2006	$(4.9)	$(0.2)	$(5.1)

Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)	26.8		26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of $7.7 million)	(14.4)		(14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $1.4 million)	(2.5)		(2.5)

Net unrealized gains (losses)	9.9		9.9

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.0 million)	—	0.2	0.2

Balance at December 31, 2007	$5.0	$—	$5.0

F-30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder’s equity, are summarized as follows:

	2007	2006	2005
	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$(3.7)	$(33.0)	$(27.2)
Equity investments	2.2	12.7	0.1
Other	0.2	—	(0.1)

Total	(1.3)	(20.3)	(27.2)

Amounts of unrealized investment losses (gains) attributable to:
Deferred policy acquisition cost and value of business acquired	8.9	12.8	8.6
Deferred federal income taxes	(2.6)	2.6	6.5

Total	6.3	15.4	15.1

Net unrealized investment (losses) gains	$5.0	$(4.9)	$(12.1)

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners’ “Accounting Practices and Procedures” manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company’s statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company’s statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

F-31

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1— Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2007
Revenues:
Revenue from external customers	$385.3	$19.0	$—	$404.3
Net investment income	359.3	11.6	(3.3)	367.6
Net realized investment gains (losses)	6.8	(0.3)	(2.4)	4.1

Revenues	$751.4	$30.3	$(5.7)	$776.0

Net Income:
Net income	$179.0	$8.1	$(8.6)	$178.5

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10.5	$(0.2)	$—	$10.3
Carrying value of investments accounted for by the equity method	145.4	5.7	—	151.1
Amortization of deferred policy acquisition costs and value of business acquired	51.3	7.8	—	59.1
Income taxes	90.6	0.5	0.7	91.8
Segment assets	$17,235.7	$920.3	$38.2	$18,194.2

F-32

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2006
Revenues:
Revenue from external customers - Restated	$311.8	$21.9	$—	$333.7
Net investment income	348.0	10.1	0.1	358.2
Net realized investment gains (losses)	(5.9)	(0.1)	(0.2)	(6.2)

Revenues - Restated	$653.9	$31.9	$(0.1)	$685.7

Net Income:
Net income - Restated	$141.9	$0.2	$(1.4)	$140.7

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$12.7	$—	$—	$12.7
Carrying value of investments accounted for by the equity method	138.8	7.5	—	146.3
Amortization of deferred policy acquisition costs and value of business acquired - Restated	66.9	9.4	—	76.3
Income taxes - Restated	71.4	(0.2)	(0.5)	70.7
Segment assets - Restated	$16,897.2	$1,041.1	$23.5	$17,961.8

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2005
Revenues:
Revenue from external customers - Restated	$294.1	$28.8	$—	$322.9
Net investment income - Restated	315.9	13.5	(1.0)	328.4
Net realized investment gains (losses)	9.9	1.3	(0.2)	11.0

Revenues - Restated	$619.9	$43.6	(1.2)	$662.3

Net Income:
Net income - Restated	$136.5	$9.0	$(2.3)	$143.2

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$27.8	$0.6	—	$28.4
Carrying value of investments accounted for by the equity method	243.5	12.7	—	256.2
Amortization of deferred policy acquisition costs and value of business acquired - Restated	23.8	9.1	—	32.9
Income taxes - Restated	70.8	1.8	(1.2)	71.4

The Company operates primarily in the United States. The Company has no reportable major customers.

F-33

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers’ estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan’s effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company’s derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities - Restated	$4,967.5	$4,967.5	$4,583.7	$4,583.7
Equity securities	4.5	4.5	122.4	122.4
Mortgage loans on real estate	1,031.7	1,016.1	1,056.2	1,042.8
Policy loans	465.3	465.3	441.6	441.6
Cash and cash equivalents	184.9	184.9	265.5	265.5
Derivatives:
Interest rate swap agreements	2.5	2.5	—	—

Liabilities:
Fixed rate deferred and immediate annuities	$198.8	$191.2	$245.1	$245.1
Derivatives:
Interest rate swap agreements	42.1	42.1	15.7	15.7
Currency rate swap agreements	4.6	4.6	4.9	4.9
Foreign exchange forward agreements	0.1	0.1	0.1	0.1
Credit default swaps	—	—	0.1	0.1
Embedded derivatives	0.2	0.2	0.1	0.1

F-34

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife’s acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

	Gross Carrying Amount	Accumulated Amortization and Other Changes	Net Carrying Amount
	(in millions)
December 31, 2007
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(8.5)	125.9
VOBA	1,376.3	(100.5)	1,275.8

December 31, 2006
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(5.3)	129.1
VOBA	1,376.3	(77.3)	1,299.0

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively	$2.1	$1.8	$1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively	13.1	16.4	34.4

Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively	$15.2	$18.2	$35.8

	Tax Effect	Net Expense
	(in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2008	$19.5	$36.2
2009	20.4	37.8
2010	21.3	39.5
2011	21.9	40.7
2012	22.4	41.6

F-35

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

The following tables present the continuity of each of the Company’s unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2007	$368.5	$42.3	$410.8

Balance at December 31, 2007	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2006	$368.5	$42.3	$410.8

Balance at December 31, 2006	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2007	$79.9	$4.8	$84.7

Balance at December 31, 2007	$79.9	$4.8	$84.7

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2006	$79.9	$4.8	$84.7

Balance at December 31, 2006	$79.9	$4.8	$84.7

Amortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2007	$126.6	$2.5	$129.1
Amortization	(3.2)	—	(3.2)

Balance at December 31, 2007	$123.4	$2.5	$125.9

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2006	$129.3	$2.5	$131.8
Amortization	(2.7)	—	(2.7)

Balance at December 31, 2006	$126.6	$2.5	$129.1

F-36

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2007	$1,251.4	$47.6	$1,299.0
Amortization	(12.4)	(7.7)	(20.1)
Adjustment to unrealized gains on securities available for sale	(2.2)	(0.9)	(3.1)

Balance at December 31, 2007	$1,236.8	$39.0	$1,275.8

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2006	$1,266.7	$56.5	$1,323.2
Amortization	(16.1)	(9.2)	(25.3)
Adjustment to unrealized gains on securities available for sale	0.8	0.3	1.1

Balance at December 31, 2006	$1,251.4	$47.6	$1,299.0

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

	December 31, 2007	December 31, 2006
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,437.8	$6,231.6
Net amount at risk related to deposits	50.9	81.0
Average attained age of contractholders	46	46

F-37

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

	December 31, 2007	December 31, 2006
	(in millions, except for age and percent)
Guaranteed minimum death benefit

Return of net deposits
In the event of death:
Account value	$209.3	$257.4
Net amount at risk	9.4	13.1
Average attained age of contractholders	65	65

Return of net deposits plus a minimum return
In the event of death:
Account value	$112.0	$130.5
Net amount at risk	45.5	47.1
Average attained age of contractholders	67	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$420.8	$506.2
Net amount at risk	30.6	38.8
Average attained age of contractholders	63	64

Guaranteed minimum income benefit
Account value	$47.6	$50.4
Net amount at risk	8.6	8.7
Average attained age of contractholders	63	63

F-38

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in millions)
Domestic Equity	$4,374.1	$4,306.1
International Equity	806.6	771.0
Balanced	894.8	988.1
Bonds	769.2	763.8
Money Market	502.1	506.0

Total	$7,346.8	$7,335.0

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	( in millions)
Balance at January 1, 2007	$30.3	$0.9	$31.2
Incurred guaranteed benefits	3.7	—	3.7
Other reserves changes	(0.4)	0.1	(0.3)

Balance at December 31, 2007	$33.6	$1.0	$34.6

Balance at January 1, 2006	$26.1	$0.7	$26.8
Incurred guaranteed benefits	1.9	—	1.9
Other reserves changes	2.3	0.2	2.5

Balance at December 31, 2006	$30.3	$0.9	$31.2

F-39

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

•	Data used included stochastically generated investment performance scenarios.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above.

•	Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

•

Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

•	Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

•	Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

F-40

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account U (the “Account”), comprised of the following sub-accounts:

500 Index Trust B	Large Cap Value Trust Series 0
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Managed Trust
American Growth Income Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American International Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Cap Value Trust
Capital Appreciation Trust	Mid Value Trust
Classic Value Trust	Money Market Trust B
Core Bond Trust	Natural Resources Trust
Core Equity Trust	Overseas Equity Trust
Dynamic Growth Trust	Pacific Rim Trust
Emerging Growth Trust	Quantitative All Cap Trust
Emerging Markets Value Trust	Quantitative Mid Cap Trust
Emerging Small Company Trust	Quantitative Value Trust
Equity-Income Trust	Real Estate Securities Trust
Financial Services Trust	Real Return Bond Trust
Fundamental Value Trust Series 0	Science & Technology Trust
Global Allocation Trust	Short-Term Bond Trust
Global Bond Trust Series 0	Small Cap Growth Trust
Global Trust	Small Cap Index Trust
Growth & Income Trust	Small Cap Opportunities Trust
Health Sciences Trust Series 0	Small Cap Trust
High Yield Trust	Small Cap Value Trust
Income & Value Trust	Small Company Trust
International Core Trust	Small Company Value Trust
International Equity Index Trust B	Special Value Trust
International Opportunities Trust	Strategic Bond Trust
International Small Cap Trust	Strategic Income Trust
International Value Trust	Strategic Opportunities Trust
Investment Quality Bond Trust	Total Bond Market Trust B
Large Cap Trust	Total Return Trust

3

Total Stock Market Index Trust	Value Trust
U.S. Core Trust	All Asset Portfolio
U.S. Global Leaders Growth Trust	Brandes International Equity Trust
U.S. Government Securities Trust	CSI Equity Trust
U.S. High Yield Bond Trust	Frontier Capital Appreciation Trust
U.S. Large Cap Trust	Turner Core Growth Trust
Utilities Trust

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account U at December 31, 2007, the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

4

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 3,762,396 shares (cost $55,603,921)	$69,641,948
Active Bond Trust - 27,184,914 shares (cost $261,757,882)	255,538,187
All Cap Core Trust - 1,205 shares (cost $22,316)	23,905
All Cap Growth Trust - 6,391 shares (cost $119,571)	127,766
All Cap Value Trust - 16,697 shares (cost $183,796)	135,912
American Blue Chip Income and Growth Trust - 17,847 shares (cost $300,976)	265,569
American Bond Trust - 28,258 shares (cost $379,283)	371,022
American Growth Income Trust - 29,987 shares (cost $572,281)	585,641
American Growth Trust - 133,895 shares (cost $2,960,640)	2,898,823
American International Trust - 62,195 shares (cost $1,557,299)	1,661,216
Blue Chip Growth Trust - 5,624,575 shares (cost $91,158,089)	121,828,304
Capital Appreciation Trust - 2,417,096 shares (cost $21,852,169)	24,315,991
Classic Value Trust - 65,120 shares (cost $973,257)	797,073
Core Bond Trust - 1,273 shares (cost $15,781)	15,945
Core Equity Trust - 603 shares (cost $8,854)	7,994
Dynamic Growth Trust - 11,508 shares (cost $69,542)	76,071
Emerging Growth Trust - 19,385 shares (cost $216,523)	186,869
Emerging Markets Value Trust - 103,098 shares (cost $1,489,794)	1,501,100
Emerging Small Company Trust - 2,144 shares (cost $58,221)	52,626
Equity-Income Trust - 3,401,207 shares (cost $55,477,569)	55,881,830
Financial Services Trust - 117,897 shares (cost $1,806,693)	1,713,043
Fundamental Value Trust Series 0 - 6,780 shares (cost $111,164)	111,533
Global Allocation Trust - 11,995 shares (cost $148,732)	134,103
Global Bond Trust Series 0 - 562,366 shares (cost $8,423,609)	8,525,476
Global Trust - 11,539 shares (cost $215,568)	206,551
Growth & Income Trust - 59,702,833 shares (cost $871,219,920)	756,434,896
Health Sciences Trust Series 0 - 251,552 shares (cost $3,704,826)	3,803,460
High Yield Trust - 585,161 shares (cost $5,860,257)	5,535,625
Income & Value Trust - 19,874 shares (cost $230,714)	215,830
International Core Trust - 90,706 shares (cost $1,288,978)	1,302,531
International Equity Index Trust B - 3,098,229 shares (cost $52,114,503)	65,248,705
International Opportunities Trust - 53,260 shares (cost $970,672)	940,563
International Small Cap Trust - 68,302 shares (cost $1,534,663)	1,279,299
International Value Trust - 76,569 shares (cost $1,375,694)	1,306,271
Investment Quality Bond Trust - 10,859 shares (cost $125,502)	122,487
Large Cap Trust - 8,347 shares (cost $129,382)	120,279
Large Cap Value Trust Series 0 - 76,853 shares (cost $1,748,738)	1,719,964
Lifestyle Aggressive Trust - 529,931 shares (cost $5,934,082)	5,739,151
Lifestyle Balanced Trust - 1,270,677 shares (cost $17,376,112)	17,332,029
Lifestyle Conservative Trust - 28,109 shares (cost $364,082)	366,260
Lifestyle Growth Trust - 2,668,560 shares (cost $36,331,336)	36,772,759
Lifestyle Moderate Trust - 203,527 shares (cost $2,701,842)	2,647,891
Managed Trust - 26,553,847 shares (cost $363,373,889)	336,702,779
Mid Cap Index Trust - 47,053 shares (cost $893,698)	819,198
Mid Cap Intersection Trust - 372 shares (cost $4,791)	4,326

5

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
Mid Cap Stock Trust - 2,100,085 shares (cost $29,683,443)	$33,664,357
Mid Cap Value Trust - 38,357 shares (cost $602,936)	491,359
Mid Value Trust - 1,261,607 shares (cost $15,227,307)	13,448,728
Money Market Trust B - 76,930,727 shares (cost $76,930,727)	76,930,727
Natural Resources Trust - 133,033 shares (cost $4,159,695)	3,808,732
Overseas Equity Trust - 1,561,313 shares (cost $19,034,297)	21,717,858
Pacific Rim Trust - 122,926 shares (cost $1,511,409)	1,293,179
Quantitative All Cap Trust - 6,219 shares (cost $107,544)	95,779
Quantitative Mid Cap Trust - 5,654 shares (cost $58,835)	48,681
Quantitative Value Trust - 3,023 shares (cost $43,522)	38,609
Real Estate Securities Trust - 3,213,742 shares (cost $61,773,012)	39,657,572
Real Return Bond Trust - 6,358 shares (cost $83,904)	85,323
Science & Technology Trust - 68,091 shares (cost $1,019,990)	1,013,200
Short-Term Bond Trust - 1,154,786 shares (cost $11,463,153)	10,901,181
Small Cap Growth Trust - 3,194,497 shares (cost $29,163,450)	33,031,099
Small Cap Index Trust - 97,896 shares (cost $1,428,882)	1,390,130
Small Cap Opportunities Trust - 16,654 shares (cost $402,271)	341,901
Small Cap Trust - 5,640 shares (cost $75,070)	65,542
Small Cap Value Trust - 712,461 shares (cost $13,339,486)	11,520,487
Small Company Trust - 4,563 shares (cost $64,345)	51,515
Small Company Value Trust - 17,570 shares (cost $363,249)	319,951
Special Value Trust	—
Strategic Bond Trust - 35,398 shares (cost $418,589)	385,133
Strategic Income Trust - 16,352 shares (cost $221,587)	224,182
Strategic Opportunities Trust	—
Total Bond Market Trust B - 2,061,650 shares (cost $20,401,473)	20,266,017
Total Return Trust - 117,405 shares (cost $1,601,241)	1,629,578
Total Stock Market Index Trust - 829,138 shares (cost $9,330,186)	10,762,212
U.S. Core Trust - 14,548 shares (cost $300,922)	282,514
U.S. Global Leaders Growth Trust - 9,779 shares (cost $128,034)	131,622
U.S. Government Securities Trust - 38,384 shares (cost $519,961)	490,931
U.S. High Yield Bond Trust - 9,256 shares (cost $121,007)	115,789
U.S. Large Cap Trust - 14,276 shares (cost $229,734)	227,847
Utilities Trust - 91,610 shares (cost $1,373,586)	1,311,860
Value Trust - 63,239 shares (cost $1,330,411)	1,097,198

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 3,121 shares (cost $36,880)	36,672
Brandes International Equity Trust - 90,994 shares (cost $1,531,409)	1,678,846
CSI Equity Trust - 1,155,820 shares (cost $17,068,509)	18,134,816
Frontier Capital Appreciation Trust - 50,922 shares (cost $1,173,165)	1,259,821
Turner Core Growth Trust - 39,774 shares (cost $678,900)	776,384

$2,093,746,133

6

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Policy Loans
Active Bond Trust	$63,897,291
Blue Chip Growth Trust	22,908,274
Growth & Income Trust	189,052,868
International Equity Index Trust B	7,766,463
Managed Trust	78,079,383
Money Market Trust B	13,935,916
Real Estate Securities Trust	4,584,428

380,224,624

Total assets	$2,473,970,756

Contract Owners’ Equity

Variable universal life insurance contracts	$2,473,970,756

See accompanying notes.

7

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account

	500 Index Trust B		Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,206,938	$835,946	$22,836,344	$7,204,042
Interest on policy loans	—	—	4,517,057	4,424,795

Total Investment Income	2,206,938	835,946	27,353,401	11,628,837
Expenses:
Mortality and expense risk	172,832	172,601	1,112,784	1,121,057

Net investment income (loss)	2,034,106	663,345	26,240,617	10,507,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	5,055,095	986,460	68,791	(473,206)

Realized gains (losses)	5,055,095	986,460	68,791	(473,206)
Unrealized appreciation (depreciation) during the period	(3,073,744)	8,849,655	(12,702,531)	4,768,030

Net increase (decrease) in assets from operations	4,015,457	10,499,460	13,606,877	14,802,604

Changes from principal transactions:
Transfer of net premiums	8,166,615	9,670,987	13,473,396	13,759,933
Transfer on terminations	(15,827,085)	(9,956,177)	(31,723,283)	(32,065,038)
Transfer on policy loans	(1,265,946)	(642,465)	(227,555)	(176,318)
Net interfund transfers	(3,363,761)	(2,947,543)	(980,635)	(228,889)
Net change in policy loans	—	—	174,973	—

Net increase (decrease) in assets from principal transactions	(12,290,177)	(3,875,198)	(19,283,104)	(18,710,312)

Total increase (decrease) in assets	(8,274,720)	6,624,262	(5,676,227)	(3,907,708)
Assets, beginning of period	77,916,668	71,292,406	325,111,705	329,019,413

Assets, end of period	$69,641,948	$77,916,668	$319,435,478	$325,111,705

See accompanying notes.

8

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,564	$9,011	$344	$81	$149	—
—	—	—	—	—	—

2,564	9,011	344	81	149	—

—	—	—	—	—	—

2,564	9,011	344	81	149	—

—	180	—	—	—	—
(807)	2,252	281	127	3,351	(824)

(807)	2,432	281	127	3,351	(824)
1,031	(637)	(157)	1,553	6,387	1,734

2,788	10,806	468	1,761	9,887	910

11,766	42,956	5,267	4,536	11,701	7,039
(5,746)	(50,471)	(2,388)	(1,955)	(7,546)	(6,436)
(8)	(1,893)	227	368	—	(880)
(54,747)	(225,965)	7	9,944	29,302	72,877
—	—	—	—	—	—

(48,735)	(235,373)	3,113	12,893	33,457	72,600

(45,947)	(224,567)	3,581	14,654	43,344	73,510
82,619	307,186	20,324	5,670	84,422	10,912

$36,672	$82,619	$23,905	$20,324	$127,766	$84,422

9

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	All Cap Value Trust		American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,467	$143	$6,987	$677
Interest on policy loans	—	—	—	—

Total Investment Income	2,467	143	6,987	677
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,467	143	6,987	677

Realized gains (losses) on investments:
Capital gain distributions	56,438	2,990	51,797	2,084
Net realized gain (loss)	1,495	(2,499)	1,173	1,528

Realized gains (losses)	57,933	491	52,970	3,612
Unrealized appreciation (depreciation) during the period	(50,272)	2,287	(54,123)	18,998

Net increase (decrease) in assets from operations	10,128	2,921	5,834	23,287

Changes from principal transactions:
Transfer of net premiums	10,207	7,041	33,554	15,374
Transfer on terminations	(19,252)	(7,161)	(18,810)	(12,450)
Transfer on policy loans	—	—	—	—
Net interfund transfers	76,532	48,677	(6,749)	128,060
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	67,487	48,557	7,995	130,984

Total increase (decrease) in assets	77,615	51,478	13,829	154,271
Assets, beginning of period	58,297	6,819	251,740	97,469

Assets, end of period	$135,912	$58,297	$265,569	$251,740

(d)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
American Bond Trust		American Growth Income Trust		American Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$12,789	—	$16,543	$2,550	$27,601	$3,738
—	—	—	—	—	—

12,789	—	16,543	2,550	27,601	3,738

—	—	—	—	—	—

12,789	—	16,543	2,550	27,601	3,738

96	—	25,793	273	274,126	7,938
2,692	30	11,819	5,440	104,417	32,766

2,788	30	37,612	5,713	378,543	40,704
(8,373)	112	(34,144)	36,884	(197,482)	83,135

7,204	142	20,011	45,147	208,662	127,577

12,709	4,687	78,649	67,237	339,301	351,280
(17,646)	(1,746)	(38,683)	(32,428)	(407,213)	(177,864)
—	—	(6,135)	(540)	(70,345)	(8,731)
361,123	4,549	104,870	149,662	1,000,289	781,639
—	—	—	—	—	—

356,186	7,490	138,701	183,931	862,032	946,324

363,390	7,632	158,712	229,078	1,070,694	1,073,901
7,632	—	426,929	197,851	1,828,129	754,228

$371,022	$7,632	$585,641	$426,929	$2,898,823	$1,828,129

11

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	American International Trust		Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$30,960	$4,926	$955,023	$273,643
Interest on policy loans	—	—	1,412,822	1,957,052

Total Investment Income	30,960	4,926	2,367,845	2,230,695
Expenses:
Mortality and expense risk	—	—	691,820	654,683

Net investment income (loss)	30,960	4,926	1,676,025	1,576,012

Realized gains (losses) on investments:
Capital gain distributions	122,957	5,656	—	—
Net realized gain (loss)	75,348	26,471	3,515,332	1,831,934

Realized gains (losses)	198,305	32,127	3,515,332	1,831,934
Unrealized appreciation (depreciation) during the period	2,161	81,348	9,663,084	8,009,026

Net increase (decrease) in assets from operations	231,426	118,401	14,854,441	11,416,972

Changes from principal transactions:
Transfer of net premiums	231,440	207,532	6,260,227	9,852,071
Transfer on terminations	(164,142)	(92,677)	(16,336,796)	(14,333,206)
Transfer on policy loans	1,930	(7,950)	(759,058)	(662,013)
Net interfund transfers	275,683	635,808	4,790,130	(3,671,678)
Net change in policy loans	—	—	2,720,084	—

Net increase (decrease) in assets from principal transactions	344,911	742,713	(3,325,413)	(8,814,826)

Total increase (decrease) in assets	576,337	861,114	11,529,028	2,602,146
Assets, beginning of period	1,084,879	223,765	133,207,550	130,605,404

Assets, end of period	$1,661,216	$1,084,879	$144,736,578	$133,207,550

See accompanying notes.

12

Sub-Account
Brandes International Equity Trust		Capital Appreciation Trust		Classic Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$34,075	$21,540	$88,366	—	$15,267	$8,347
—	—	—	—	—	—

34,075	21,540	88,366	—	15,267	8,347

10,445	8,284	86,627	56,637	—	—

23,630	13,256	1,739	(56,637)	15,267	8,347

231,443	129,714	94,889	81,566	99,604	16,076
143,044	57,223	217,283	(139,843)	7,358	5,534

374,487	186,937	312,172	(58,277)	106,962	21,610
(286,176)	140,705	2,081,505	381,881	(240,024)	65,356

111,941	340,898	2,395,416	266,967	(117,795)	95,313

64,053	74,781	3,115,836	2,483,846	96,423	190,004
(40,921)	(129,583)	(3,436,800)	13,052,091	(128,980)	(71,061)
(53,789)	(552)	(409,013)	(302,311)	372	(4)
(124,406)	185,203	485,929	6,651,626	73,814	564,446
—	—	—	—	—	—

(155,063)	129,849	(244,048)	21,885,252	41,629	683,385

(43,122)	470,747	2,151,368	22,152,219	(76,166)	778,698
1,721,968	1,251,221	22,164,623	12,404	873,239	94,541

$1,678,846	$1,721,968	$24,315,991	$22,164,623	$797,073	$873,239

13

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Core Bond Trust		Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$907	$269	$3	—
Interest on policy loans	—	—	—	—

Total Investment Income	907	269	3	—
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	907	269	3	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	613	514
Net realized gain (loss)	58	(9)	(62)	(76)

Realized gains (losses)	58	(9)	551	438
Unrealized appreciation (depreciation) during the period	29	87	(1,062)	212

Net increase (decrease) in assets from operations	994	347	(508)	650

Changes from principal transactions:
Transfer of net premiums	1,911	1,455	3,260	4,032
Transfer on terminations	(1,275)	(808)	(1,931)	(2,459)
Transfer on policy loans	(3,338)	—	—	—
Net interfund transfers	8,122	446	(3,102)	133
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	5,420	1,093	(1,773)	1,706

Total increase (decrease) in assets	6,414	1,440	(2,281)	2,356
Assets, beginning of period	9,531	8,091	10,275	7,919

Assets, end of period	$15,945	$9,531	$7,994	$10,275

See accompanying notes.

14

Sub-Account
CSI Equity Trust		Dynamic Growth Trust		Emerging Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$165,395	$139,039	—	—	$294	—
—	—	—	—	—	—

165,395	139,039	—	—	294	—

—	—	—	—	—	—

165,395	139,039	—	—	294	—

1,599,902	96,035	—	—	42,334	26,435
2,211,777	517,490	733	795	(19,611)	(9,119)

3,811,679	613,525	733	795	22,723	17,316
(2,414,760)	1,919,503	4,849	1,379	(17,438)	(12,839)

1,562,314	2,672,067	5,582	2,174	5,579	4,477

1,672,086	2,154,905	23,798	19,921	27,116	25,716
(1,385,570)	(2,017,198)	(9,518)	(8,746)	(20,694)	(11,696)
(79,440)	(438)	(401)	1	16,948	(57)
(2,699,814)	2,638,380	946	30,282	51,520	63,252
—	—	—	—	—	—

(2,492,738)	2,775,649	14,825	41,458	74,890	77,215

(930,424)	5,447,716	20,407	43,632	80,469	81,692
19,065,240	13,617,524	55,664	12,032	106,400	24,708

$18,134,816	$19,065,240	$76,071	$55,664	$186,869	$106,400

15

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Emerging Markets Value Trust	Emerging Small Company Trust

	Year Ended Dec. 31/07 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$ 9,736	—	—
Interest on policy loans	—	—	—

Total Investment Income	9,736	—	—
Expenses:
Mortality and expense risk	2,936	—	—

Net investment income (loss)	6,800	—	—

Realized gains (losses) on investments:
Capital gain distributions	31,854	14,675	1,817
Net realized gain (loss)	7,713	(5,528)	(174)

Realized gains (losses)	39,567	9,147	1,643
Unrealized appreciation (depreciation) during the period	11,305	(3,111)	(3,087)

Net increase (decrease) in assets from operations	57,672	6,036	(1,444)

Changes from principal transactions:
Transfer of net premiums	16,649	16,752	13,556
Transfer on terminations	(82,617)	(26,001)	(8,901)
Transfer on policy loans	(1,056)	—	(2)
Net interfund transfers	1,510,452	(416)	31,108
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	1,443,428	(9,665)	35,761

Total increase (decrease) in assets	1,501,100	(3,629)	34,317
Assets, beginning of period	—	56,255	21,938

Assets, end of period	$1,501,100	$52,626	$56,255

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

16

Sub-Account
Equity-Income Trust		Financial Services Trust		Frontier Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,735,132	$828,532	$25,573	$7,019	—	—
—	—	—	—	—	—

1,735,132	828,532	25,573	7,019	—	—

180,730	167,535	—	—	7,363	9,569

1,554,402	660,997	25,573	7,019	(7,363)	(9,569)

6,575,632	3,296,001	265,240	31	114,605	122,434
1,234,006	546,631	134,328	48,448	79,823	522,374

7,809,638	3,842,632	399,568	48,479	194,428	644,808
(7,520,102)	4,799,537	(557,587)	280,769	(44,847)	(355,791)

1,843,938	9,303,166	(132,446)	336,267	142,218	279,448

5,614,615	6,653,916	265,284	274,121	41,612	117,864
(7,315,696)	(6,872,066)	(294,460)	(266,723)	(29,525)	(930,148)
(971,210)	(665,535)	(15,029)	(34,095)	(57,026)	(675)
(1,606,322)	(1,983,535)	89,829	(1,159)	(119,043)	(318,826)
—	—	—	—	—	—

(4,278,613)	(2,867,220)	45,624	(27,856)	(163,982)	(1,131,785)

(2,434,675)	6,435,946	(86,822)	308,411	(21,764)	(852,337)
58,316,505	51,880,559	1,799,865	1,491,454	1,281,585	2,133,922

$55,881,830	$58,316,505	$1,713,043	$1,799,865	$1,259,821	$1,281,585

17

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Fundamental Value Trust Series 0		Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,173	$1,211	$7,145	$169
Interest on policy loans	—	—	—	—

Total Investment Income	2,173	1,211	7,145	169
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,173	1,211	7,145	169

Realized gains (losses) on investments:
Capital gain distributions	5,592	4,648	9,555	—
Net realized gain (loss)	12,940	3,672	927	213

Realized gains (losses)	18,532	8,320	10,482	213
Unrealized appreciation (depreciation) during the period	(14,800)	10,658	(17,272)	2,067

Net increase (decrease) in assets from operations	5,905	20,189	355	2,449

Changes from principal transactions:
Transfer of net premiums	55,457	62,510	9,787	5,150
Transfer on terminations	(58,028)	(33,281)	(7,507)	(3,654)
Transfer on policy loans	(22,742)	—	(1,033)	(1)
Net interfund transfers	(47,301)	36,231	109,594	6,722
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(72,614)	65,460	110,841	8,217

Total increase (decrease) in assets	(66,709)	85,649	111,196	10,666
Assets, beginning of period	178,242	92,593	22,907	12,241

Assets, end of period	$111,533	$178,242	$134,103	$22,907

(f)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

See accompanying notes.

18

Sub-Account
Global Bond Trust Series 0		Global Trust		Growth & Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)

$602,552	—	$5,254	$969	$13,799,570	$4,017,662
—	—	—	—	13,065,770	12,647,986

602,552	—	5,254	969	26,865,340	16,665,648

20,028	19,237	—	—	3,288,271	3,207,075

582,524	(19,237)	5,254	969	23,577,069	13,458,573

—	85,447	10,962	—	71,263,676	42,406,774
(18,742)	(64,450)	9,728	5,164	(3,047,378)	(2,262,166)

(18,742)	20,997	20,690	5,164	68,216,298	40,144,608
166,283	320,076	(22,341)	11,826	(49,797,422)	46,107,473

730,065	321,836	3,603	17,959	41,995,945	99,710,654

673,810	912,980	47,604	14,802	36,382,927	40,247,905
(849,021)	(813,784)	(47,670)	(9,323)	(97,426,405)	(94,482,985)
(42,581)	(57,435)	(11,622)	—	(1,744,279)	(1,529,068)
1,374,952	(599,130)	27,188	115,694	(2,245,890)	(4,210,580)
—	—	—	—	2,496,989	—

1,157,160	(557,369)	15,500	121,173	(62,536,658)	(59,974,728)

1,887,225	(235,533)	19,103	139,132	(20,540,713)	39,735,926
6,638,251	6,873,784	187,448	48,316	966,028,477	926,292,551

$8,525,476	$6,638,251	$206,551	$187,448	$945,487,764	$966,028,477

19

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Health Sciences Trust Series 0		High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$732,135	$386,235
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	732,135	386,235
Expenses:
Mortality and expense risk	—	—	11,434	12,101

Net investment income (loss)	—	—	720,701	374,134

Realized gains (losses) on investments:
Capital gain distributions	655,822	282,091	—	—
Net realized gain (loss)	83,316	91,099	74,607	50,673

Realized gains (losses)	739,138	373,190	74,607	50,673
Unrealized appreciation (depreciation) during the period	(201,729)	(166,695)	(716,122)	141,181

Net increase (decrease) in assets from operations	537,409	206,495	79,186	565,988

Changes from principal transactions:
Transfer of net premiums	479,577	604,457	699,917	792,696
Transfer on terminations	(423,893)	(465,721)	(670,533)	(945,466)
Transfer on policy loans	(14,208)	(39,847)	(32,512)	(47,109)
Net interfund transfers	308,950	(92,107)	(786,990)	(79,539)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	350,426	6,782	(790,118)	(279,418)

Total increase (decrease) in assets	887,835	213,277	(710,932)	286,570
Assets, beginning of period	2,915,625	2,702,348	6,246,557	5,959,987

Assets, end of period	$3,803,460	$2,915,625	$5,535,625	$6,246,557

(e)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

20

Sub-Account
Income & Value Trust		International Core Trust		International Equity Index Trust B
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$9,762	$256	$29,052	$4,421	$3,079,212	$402,368
—	—	—	—	373,743	268,908

9,762	256	29,052	4,421	3,452,955	671,276

—	—	—	—	286,595	222,634

9,762	256	29,052	4,421	3,166,360	448,642

15,912	—	165,586	33,627	5,849,482	393,511
3,814	226	12,811	1,461	2,750,593	1,798,071

19,726	226	178,397	35,088	8,600,075	2,191,582
(25,654)	10,465	(74,359)	86,312	(3,029,943)	8,892,185

3,834	10,947	133,090	125,821	8,736,492	11,532,409

26,395	27,263	82,116	174,779	333,590	3,778,448
(16,937)	(5,540)	(80,039)	(51,058)	(7,683,683)	(5,297,688)
—	—	(4,487)	25	(579,635)	(336,179)
11,369	147,552	44,262	841,044	10,588,567	2,290,488
—	—	—	—	3,346,775	—

20,827	169,275	41,852	964,790	6,005,614	435,069

24,661	180,222	174,942	1,090,611	14,742,106	11,967,478
191,169	10,947	1,127,589	36,978	58,273,062	46,305,584

$215,830	$191,169	$1,302,531	$1,127,589	$73,015,168	$58,273,062

21

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	International Opportunities Trust		International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$13,640	$2,803	$30,410	$2,146
Interest on policy loans	—	—	—	—

Total Investment Income	13,640	2,803	30,410	2,146
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	13,640	2,803	30,410	2,146

Realized gains (losses) on investments:
Capital gain distributions	154,704	22,551	277,248	—
Net realized gain (loss)	54,989	13,814	32,200	4,854

Realized gains (losses)	209,693	36,365	309,448	4,854
Unrealized appreciation (depreciation) during the period	(98,536)	56,121	(321,344)	59,355

Net increase (decrease) in assets from operations	124,797	95,289	18,514	66,355

Changes from principal transactions:
Transfer of net premiums	104,720	78,058	175,794	61,871
Transfer on terminations	(134,954)	(63,630)	(160,269)	(37,358)
Transfer on policy loans	(2,819)	(4,244)	(1,468)	(1,076)
Net interfund transfers	199,722	315,680	793,710	214,540
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	166,669	325,864	807,767	237,977

Total increase (decrease) in assets	291,466	421,153	826,281	304,332
Assets, beginning of period	649,097	227,944	453,018	148,686

Assets, end of period	$940,563	$649,097	$1,279,299	$453,018

(r)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

22

Sub-Account
International Value Trust		Investment Quality Bond Trust		Large Cap Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (r)

$46,318	$3,698	$8,922	$3,320	$ 99,494
—	—	—	—	—

46,318	3,698	8,922	3,320	99,494

—	—	—	—	28,652

46,318	3,698	8,922	3,320	70,842

156,589	8,689	—	—	—
40,727	5,180	(242)	(619)	1,679,380

197,316	13,869	(242)	(619)	1,679,380
(162,619)	89,161	(3,000)	(102)	(1,291,214)

81,015	106,728	5,680	2,599	459,008

137,641	56,586	21,908	16,847	1,376,963
(72,204)	(28,121)	(13,176)	(12,655)	(15,872,198)
(6,718)	124	12	(381)	(75,320)
411,820	505,255	32,966	31,792	(6,995,316)
—	—	—	—	—

470,539	533,844	41,710	35,603	(21,565,871)

551,554	640,572	47,390	38,202	(21,106,863)
754,717	114,145	75,097	36,895	21,106,863

$1,306,271	$754,717	$122,487	$75,097	—

23

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Large Cap Trust		Large Cap Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,193	$168	$18,325	$4,349
Interest on policy loans	—	—	—	—

Total Investment Income	2,193	168	18,325	4,349
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,193	168	18,325	4,349

Realized gains (losses) on investments:
Capital gain distributions	12,980	968	102,933	70,463
Net realized gain (loss)	18,908	2,016	58,560	21,864

Realized gains (losses)	31,888	2,984	161,493	92,327
Unrealized appreciation (depreciation) during the period	(31,984)	20,845	(131,947)	60,134

Net increase (decrease) in assets from operations	2,097	23,997	47,871	156,810

Changes from principal transactions:
Transfer of net premiums	30,289	9,883	265,104	200,414
Transfer on terminations	(17,903)	(9,523)	(134,869)	(127,829)
Transfer on policy loans	(4,242)	—	(2,317)	(1,659)
Net interfund transfers	(88,276)	130,245	185,132	334,047
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(80,132)	130,605	313,050	404,973

Total increase (decrease) in assets	(78,035)	154,602	360,921	561,783
Assets, beginning of period	198,314	43,712	1,359,043	797,260

Assets, end of period	$120,279	$198,314	$1,719,964	$1,359,043

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

See accompanying notes.

24

Sub-Account
Lifestyle Aggressive Trust		Lifestyle Balanced Trust		Lifestyle Conservative Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)

$490,468	$187,722	$1,173,247	$371,608	$25,963	$2,757
—	—	—	—	—	—

490,468	187,722	1,173,247	371,608	25,963	2,757

—	—	27,415	9,330	—	—

490,468	187,722	1,145,832	362,278	25,963	2,757

119,666	496,956	28,214	439,085	878	1,654
(173,619)	(50,336)	140,272	(6,731)	146	(372)

(53,953)	446,620	168,486	432,354	1,024	1,282
(60,967)	(185,713)	(411,744)	249,064	(12,197)	13,896

375,548	448,629	902,574	1,043,696	14,790	17,935

1,065,672	1,114,360	2,391,976	2,210,547	53,708	41,112
(761,396)	(506,881)	(1,911,440)	(1,321,462)	(35,074)	(24,199)
11,524	(2,184)	(80,020)	(155,462)	—	—
715,495	1,993,961	4,339,421	4,967,539	56,179	190,736
—	—	—	—	—	—

1,031,295	2,599,256	4,739,937	5,701,162	74,813	207,649

1,406,843	3,047,885	5,642,511	6,744,858	89,603	225,584
4,332,308	1,284,423	11,689,518	4,944,660	276,657	51,073

$5,739,151	$4,332,308	$17,332,029	$11,689,518	$366,260	$276,657

25

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Lifestyle Growth Trust		Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)

Income:
Dividend income distribution	$2,708,419	$905,214	$154,729	$49,211
Interest on policy loans	—	—	—	—

Total Investment Income	2,708,419	905,214	154,729	49,211
Expenses:
Mortality and expense risk	54,145	28,497	3,394	2,473

Net investment income (loss)	2,654,274	876,717	151,335	46,738

Realized gains (losses) on investments:
Capital gain distributions	171,741	1,027,831	3,481	48,285
Net realized gain (loss)	25,881	33,623	18,032	(7,699)

Realized gains (losses)	197,622	1,061,454	21,513	40,586
Unrealized appreciation (depreciation) during the period	(491,526)	695,996	(94,502)	31,096

Net increase (decrease) in assets from operations	2,360,370	2,634,167	78,346	118,420

Changes from principal transactions:
Transfer of net premiums	7,431,169	6,232,981	398,880	410,736
Transfer on terminations	(4,475,030)	(2,848,443)	(191,361)	(140,401)
Transfer on policy loans	(1,101,614)	(606,807)	(17,921)	(97)
Net interfund transfers	3,382,394	16,624,536	855,587	510,428
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	5,236,919	19,402,267	1,045,185	780,666

Total increase (decrease) in assets	7,597,289	22,036,434	1,123,531	899,086
Assets, beginning of period	29,175,470	7,139,036	1,524,360	625,274

Assets, end of period	$36,772,759	$29,175,470	$2,647,891	$1,524,360

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(j)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(s)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

26

Sub-Account
Managed Trust		Mid Cap Core Trust	Mid Cap Index Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$18,829,972	$5,365,076	$3,851	$13,004	$3,374
5,467,894	5,446,741	—	—	—

24,297,866	10,811,817	3,851	13,004	3,374

2,252,632	2,317,116	—	—	—

22,045,234	8,494,701	3,851	13,004	3,374

6,904,786	24,014,900	48,869	114,050	22,622
(228,104)	(110,142)	(32,213)	52,956	15,682

6,676,682	23,904,758	16,656	167,006	38,304
(18,337,715)	(3,407,129)	(2,857)	(111,759)	2,066

10,384,201	28,992,330	17,650	68,251	43,744

28,518,333	22,943,457	28,519	198,708	153,676
(47,595,779)	(45,716,450)	(33,243)	(160,669)	(142,380)
(689,213)	(662,152)	—	11,915	(16,266)
(17,838,790)	(6,623,829)	(184,134)	(120,929)	380,255
(7,263,531)	—	—	—	—

(44,868,980)	(30,058,974)	(188,858)	(70,975)	375,285

(34,484,779)	(1,066,644)	(171,208)	(2,724)	419,029
449,266,941	450,333,585	171,208	821,922	402,893

$414,782,162	$449,266,941	—	$819,198	$821,922

27

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Mid Cap Intersection Trust	Mid Cap Stock Trust

	Year Ended Dec. 31/07 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$ 1	$2,659	—
Interest on policy loans	—	—	—

Total Investment Income	1	2,659	—
Expenses:
Mortality and expense risk	17	122,647	115,035

Net investment income (loss)	(16)	(119,988)	(115,035)

Realized gains (losses) on investments:
Capital gain distributions	—	8,009,221	1,167,401
Net realized gain (loss)	(22)	1,491,242	1,089,561

Realized gains (losses)	(22)	9,500,463	2,256,962
Unrealized appreciation (depreciation) during the period	(464)	(2,891,568)	1,305,563

Net increase (decrease) in assets from operations	(502)	6,488,907	3,447,490

Changes from principal transactions:
Transfer of net premiums	636	2,531,214	2,728,943
Transfer on terminations	(356)	(4,531,680)	(3,441,094)
Transfer on policy loans	—	(503,464)	(320,419)
Net interfund transfers	4,548	438,047	(950,843)
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	4,828	(2,065,883)	(1,983,413)

Total increase (decrease) in assets	4,326	4,423,024	1,464,077
Assets, beginning of period	—	29,241,333	27,777,256

Assets, end of period	$ 4,326	$33,664,357	$29,241,333

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

28

Sub-Account
Mid Cap Value Trust		Mid Value Trust		Money Market Trust B
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$5,186	$2,813	$325,714	$40,564	$3,643,205	$3,553,447
—	—	—	—	934,961	916,293

5,186	2,813	325,714	40,564	4,578,166	4,469,740

—	—	38,158	33,257	400,506	393,435

5,186	2,813	287,556	7,307	4,177,660	4,076,305

124,775	61,189	3,092,439	1,025,092	—	—
3,891	(19,125)	419,798	388,068	—	—

128,666	42,064	3,512,237	1,413,160	—	—
(130,718)	7,477	(3,776,649)	1,013,495	—	—

3,134	52,354	23,144	2,433,962	4,177,660	4,076,305

81,471	69,926	1,445,954	1,847,958	10,574,230	21,636,088
(143,390)	(41,823)	(1,882,264)	(1,692,925)	(13,322,792)	(12,804,448)
(37,086)	(3,765)	(271,098)	(210,690)	(284,096)	(352,437)
40,115	136,301	(181,690)	(631,656)	717,432	(13,465,449)
—	—	—	—	447,460	—

(58,890)	160,639	(889,098)	(687,313)	(1,867,766)	(4,986,246)

(55,756)	212,993	(865,954)	1,746,649	2,309,894	(909,941)
547,115	334,122	14,314,682	12,568,033	88,556,749	89,466,690

$491,359	$547,115	$13,448,728	$14,314,682	$90,866,643	$88,556,749

29

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Natural Resources Trust		Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$37,172	$12,934	$513,615	$181,243
Interest on policy loans	—	—	—	—

Total Investment Income	37,172	12,934	513,615	181,243
Expenses:
Mortality and expense risk	—	—	72,750	69,646

Net investment income (loss)	37,172	12,934	440,865	111,597

Realized gains (losses) on investments:
Capital gain distributions	1,270,277	408,254	2,546,702	691,420
Net realized gain (loss)	54,121	4,927	1,753,853	1,242,021

Realized gains (losses)	1,324,398	413,181	4,300,555	1,933,441
Unrealized appreciation (depreciation) during the period	(352,060)	(112,226)	(2,267,927)	1,522,792

Net increase (decrease) in assets from operations	1,009,510	313,889	2,473,493	3,567,830

Changes from principal transactions:
Transfer of net premiums	452,593	308,939	1,996,944	2,320,102
Transfer on terminations	(305,904)	(376,214)	(3,054,598)	(2,757,833)
Transfer on policy loans	(11,233)	(18,324)	(324,362)	(289,405)
Net interfund transfers	285,692	651,455	(1,185,969)	(346,526)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	421,148	565,856	(2,567,985)	(1,073,662)

Total increase (decrease) in assets	1,430,658	879,745	(94,492)	2,494,168
Assets, beginning of period	2,378,074	1,498,329	21,812,350	19,318,182

Assets, end of period	$3,808,732	$2,378,074	$21,717,858	$21,812,350

See accompanying notes.

30

Sub-Account
Pacific Rim Trust		Quantitative All Cap Trust		Quantitative Mid Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$21,006	$7,109	$1,196	$781	$262	—
—	—	—	—	—	—

21,006	7,109	1,196	781	262	—

—	—	—	—	—	—

21,006	7,109	1,196	781	262	—

299,953	—	12,616	3,091	9,520	111,915
14,437	41,338	1,294	(111)	(11,763)	(64,233)

314,390	41,338	13,910	2,980	(2,243)	47,682
(252,764)	4,556	(12,194)	451	3,779	(35,803)

82,632	53,003	2,912	4,212	1,798	11,879

92,049	141,610	19,838	21,509	18,356	53,251
(148,012)	(62,878)	(17,284)	(3,018)	(8,055)	(63,350)
(1,450)	(8,734)	—	—	(1)	(3,433)
404,322	412,063	9,507	56,448	(69,403)	(241,917)
—	—	—	—	—	—

346,909	482,061	12,061	74,939	(59,103)	(255,449)

429,541	535,064	14,973	79,151	(57,305)	(243,570)
863,638	328,574	80,806	1,655	105,986	349,556

$1,293,179	$863,638	$95,779	$80,806	$48,681	$105,986

31

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Quantitative Value Trust		Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$1,553	$139	$1,376,066	$911,781
Interest on policy loans	—	—	328,335	418,524

Total Investment Income	1,553	139	1,704,401	1,330,305
Expenses:
Mortality and expense risk	—	—	247,151	245,195

Net investment income (loss)	1,553	139	1,457,250	1,085,110

Realized gains (losses) on investments:
Capital gain distributions	8,437	1,186	25,164,826	8,477,817
Net realized gain (loss)	5,557	(413)	(868,512)	1,141,448

Realized gains (losses)	13,994	773	24,296,314	9,619,265
Unrealized appreciation (depreciation) during the period	(16,342)	11,228	(33,308,891)	5,985,631

Net increase (decrease) in assets from operations	(795)	12,140	(7,555,327)	16,690,006

Changes from principal transactions:
Transfer of net premiums	14,882	12,308	3,078,935	3,177,955
Transfer on terminations	(14,921)	(4,199)	(6,473,189)	(7,170,498)
Transfer on policy loans	—	—	(534,628)	(281,763)
Net interfund transfers	(71,444)	87,299	(6,432,501)	652,593
Net change in policy loans	—	—	(302,789)	—

Net increase (decrease) in assets from principal transactions	(71,483)	95,408	(10,664,172)	(3,621,713)

Total increase (decrease) in assets	(72,278)	107,548	(18,219,499)	13,068,293
Assets, beginning of period	110,887	3,339	62,461,499	49,393,206

Assets, end of period	$38,609	$110,887	$44,242,000	$62,461,499

See accompanying notes.

32

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short-Term Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$6,925	$7,656	—	—	$1,064,675	$295,222
—	—	—	—	—	—

6,925	7,656	—	—	1,064,675	295,222

—	—	—	—	28,961	20,011

6,925	7,656	—	—	1,035,714	275,211

—	5,670	—	—	—	—
(3,825)	(10,398)	31,175	338	(36,224)	(48,985)

(3,825)	(4,728)	31,175	338	(36,224)	(48,985)
5,157	(3,397)	(12,762)	5,127	(672,276)	185,914

8,257	(469)	18,413	5,465	327,214	412,140

14,845	36,675	163,820	37,472	1,127,697	1,380,761
(7,041)	(27,166)	(33,990)	(10,921)	(1,176,281)	(1,155,609)
(2,658)	(1,868)	(284)	(574)	(52,841)	(60,153)
(78,933)	(168,576)	734,773	60,616	(621,992)	1,844,838
—	—	—	—	—	—

(73,787)	(160,935)	864,319	86,593	(723,417)	2,009,837

(65,530)	(161,404)	882,732	92,058	(396,203)	2,421,977
150,853	312,257	130,468	38,410	11,297,384	8,875,407

$85,323	$150,853	$1,013,200	$130,468	$10,901,181	$11,297,384

33

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Small Cap Growth Trust		Small Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$26,029	$7,604
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	26,029	7,604
Expenses:
Mortality and expense risk	131,666	124,984	—	—

Net investment income (loss)	(131,666)	(124,984)	26,029	7,604

Realized gains (losses) on investments:
Capital gain distributions	7,281,826	—	190,352	38,472
Net realized gain (loss)	1,403,657	1,302,907	54,027	85,789

Realized gains (losses)	8,685,483	1,302,907	244,379	124,261
Unrealized appreciation (depreciation) during the period	(4,421,311)	2,591,394	(295,051)	93,516

Net increase (decrease) in assets from operations	4,132,506	3,769,317	(24,643)	225,381

Changes from principal transactions:
Transfer of net premiums	3,289,455	3,891,642	211,504	245,885
Transfer on terminations	(4,885,697)	(4,016,062)	(157,210)	(215,990)
Transfer on policy loans	(531,604)	(432,178)	(85,759)	(36,039)
Net interfund transfers	(388,641)	(2,117,855)	35,994	(197,469)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(2,516,487)	(2,674,453)	4,529	(203,613)

Total increase (decrease) in assets	1,616,019	1,094,864	(20,114)	21,768
Assets, beginning of period	31,415,080	30,320,216	1,410,244	1,388,476

Assets, end of period	$33,031,099	$31,415,080	$1,390,130	$1,410,244

See accompanying notes.

34

Sub-Account
Small Cap Opportunities Trust		Small Cap Trust		Small Cap Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$7,423	$1,944	—	—	$128,445	$12,596
—	—	—	—	—	—

7,423	1,944	—	—	128,445	12,596

—	—	—	—	—	—

7,423	1,944	—	—	128,445	12,596

23,079	6,792	12,050	3,442	2,372,207	2,027,125
(1,239)	(681)	(450)	(887)	427,992	946,162

21,840	6,111	11,600	2,555	2,800,199	2,973,287
(57,960)	(2,792)	(11,422)	1,224	(3,256,505)	(813,018)

(28,697)	5,263	178	3,779	(327,861)	2,172,865

37,223	61,103	26,947	30,042	1,595,921	2,010,533
(28,992)	(19,598)	(16,524)	(19,533)	(1,713,049)	(1,775,061)
(146)	(3,023)	—	(768)	(224,215)	(240,707)
23,265	286,150	(2,054)	6,116	(593,984)	(1,719,969)
—	—	—	—	—	—

31,350	324,632	8,369	15,857	(935,327)	(1,725,204)

2,653	329,895	8,547	19,636	(1,263,188)	447,661
339,248	9,353	56,995	37,359	12,783,675	12,336,014

$341,901	$339,248	$65,542	$56,995	$11,520,487	$12,783,675

35

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Small Company Trust		Small Company Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$595	$133
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	595	133
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	—	—	595	133

Realized gains (losses) on investments:
Capital gain distributions	8,399	4,333	50,334	17,307
Net realized gain (loss)	(2,115)	235	2,919	(594)

Realized gains (losses)	6,284	4,568	53,253	16,713
Unrealized appreciation (depreciation) during the period	(10,380)	(3,122)	(58,254)	11,921

Net increase (decrease) in assets from operations	(4,096)	1,446	(4,406)	28,767

Changes from principal transactions:
Transfer of net premiums	11,616	13,558	78,134	58,994
Transfer on terminations	(9,869)	(7,167)	(41,432)	(40,980)
Transfer on policy loans	15,605	(73)	16,305	(109)
Net interfund transfers	(5,316)	9,155	(63,285)	200,334
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	12,036	15,473	(10,278)	218,239

Total increase (decrease) in assets	7,940	16,919	(14,684)	247,006
Assets, beginning of period	43,575	26,656	334,635	87,629

Assets, end of period	$51,515	$43,575	$319,951	$334,635

(o)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

36

Sub-Account
Special Value Trust		Strategic Bond Trust		Strategic Income Trust
Year Ended Dec. 31/07 (o)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$197	$1	$36,636	$4,709	$4,672	$4,226
—	—	—	—	—	—

197	1	36,636	4,709	4,672	4,226

—	—	—	—	—	—

197	1	36,636	4,709	4,672	4,226

2,592	171	—	—	—	22
(2,513)	399	(1,197)	(845)	418	(427)

79	570	(1,197)	(845)	418	(405)
(375)	350	(35,966)	2,192	3,564	436

(99)	921	(527)	6,056	8,654	4,257

4,086	3,629	37,339	26,735	29,174	21,273
(1,477)	(2,039)	(49,786)	(15,700)	(15,637)	(14,752)
—	—	(1,497)	—	—	—
(8,206)	2,782	304,227	29,219	70,287	58,221
—	—	—	—	—	—

(5,597)	4,372	290,283	40,254	83,824	64,742

(5,696)	5,293	289,756	46,310	92,478	68,999
5,696	403	95,377	49,067	131,704	62,705

—	$5,696	$385,133	$95,377	$224,182	$131,704

37

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Strategic Opportunities Trust		Strategic Value Trust

	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (t)

Income:
Dividend income distribution	$260	$5	$450
Interest on policy loans	—	—	—

Total Investment Income	260	5	450
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	260	5	450

Realized gains (losses) on investments:
Capital gain distributions	—	—	3,927
Net realized gain (loss)	4,194	16,012	(3,041)

Realized gains (losses)	4,194	16,012	886
Unrealized appreciation (depreciation) during the period	(2,313)	(2,530)	143

Net increase (decrease) in assets from operations	2,141	13,487	1,479

Changes from principal transactions:
Transfer of net premiums	3,964	11,513	4,197
Transfer on terminations	(2,869)	(8,636)	(1,866)
Transfer on policy loans	—	—	—
Net interfund transfers	(30,156)	(119,628)	(15,304)
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(29,061)	(116,751)	(12,973)

Total increase (decrease) in assets	(26,920)	(103,264)	(11,494)
Assets, beginning of period	26,920	130,184	11,494

Assets, end of period	—	$26,920	—

(n)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(t)	Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.

(p)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

38

Sub-Account
Total Bond Market Trust B		Total Return Trust		Total Stock Market Index Trust
Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,691,042	$435,243	$117,900	$49,520	$250,809	$102,259
—	—	—	—	—	—

1,691,042	435,243	117,900	49,520	250,809	102,259

20,852	18,757	—	—	—	—

1,670,190	416,486	117,900	49,520	250,809	102,259

—	—	—	—	415,097	52,572
(91,541)	(51,728)	10,129	(441)	418,728	291,726

(91,541)	(51,728)	10,129	(441)	833,825	344,298
(263,573)	151,921	3,402	12,908	(524,043)	1,021,995

1,315,076	516,679	131,431	61,987	560,591	1,468,552

1,929,871	2,433,779	266,864	394,723	1,595,157	1,865,928
(1,219,199)	(1,536,976)	(228,164)	(237,533)	(1,549,332)	(1,512,578)
(113,996)	(145,835)	(11,768)	(8,790)	(203,333)	(161,489)
3,616,916	1,313,787	(417,347)	409,283	(375,604)	(1,248,247)
—	—	—	—	—	—

4,213,592	2,064,755	(390,415)	557,683	(533,112)	(1,056,386)

5,528,668	2,581,434	(258,984)	619,670	27,479	412,166
14,737,349	12,155,915	1,888,562	1,268,892	10,734,733	10,322,567

$20,266,017	$14,737,349	$1,629,578	$1,888,562	$10,762,212	$10,734,733

39

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Turner Core Growth Trust		U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)

Income:
Dividend income distribution	$2,757	$5,859	$6,553	$3,909
Interest on policy loans	—	—	—	—

Total Investment Income	2,757	5,859	6,553	3,909
Expenses:
Mortality and expense risk	4,809	3,245	—	—

Net investment income (loss)	(2,052)	2,614	6,553	3,909

Realized gains (losses) on investments:
Capital gain distributions	57,858	38,489	26,339	37,885
Net realized gain (loss)	151,387	15,378	(2,269)	(38,508)

Realized gains (losses)	209,245	53,867	24,070	(623)
Unrealized appreciation (depreciation) during the period	(51,951)	1,791	(26,847)	8,545

Net increase (decrease) in assets from operations	155,242	58,272	3,776	11,831

Changes from principal transactions:
Transfer of net premiums	30,264	52,084	83,522	135,417
Transfer on terminations	(29,795)	(42,499)	(70,223)	(49,849)
Transfer on policy loans	(49,509)	(515)	—	—
Net interfund transfers	(327,626)	194,447	(5,505)	94,600
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(376,666)	203,517	7,794	180,168

Total increase (decrease) in assets	(221,424)	261,789	11,570	191,999
Assets, beginning of period	997,808	736,019	270,944	78,945

Assets, end of period	$776,384	$997,808	$282,514	$270,944

(l)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

40

Sub-Account
U.S. Global Leaders Growth Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,713	$3	$39,205	$3,560	$11,313	$4,789
—	—	—	—	—	—

1,713	3	39,205	3,560	11,313	4,789

—	—	—	—	—	—

1,713	3	39,205	3,560	11,313	4,789

—	635	—	—	—	—
92	140	(754)	(212)	683	110

92	775	(754)	(212)	683	110
2,076	1,902	(29,127)	(199)	(8,997)	3,540

3,881	2,680	9,324	3,149	2,999	8,439

32,962	32,322	62,776	9,254	20,583	9,564
(55,211)	(12,742)	(28,226)	(9,974)	(24,627)	(16,985)
(3)	23	—	—	(12)	(11)
54,645	17,442	370,687	28,529	16,715	27,539
—	—	—	—	—	—

32,393	37,045	405,237	27,809	12,659	20,107

36,274	39,725	414,561	30,958	15,658	28,546
95,348	55,623	76,370	45,412	100,131	71,585

$131,622	$95,348	$490,931	$76,370	$115,789	$100,131

41

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	U.S. Large Cap Trust		Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,874	$2,238	$18,392	$6,707
Interest on policy loans	—	—	—	—

Total Investment Income	2,874	2,238	18,392	6,707
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,874	2,238	18,392	6,707

Realized gains (losses) on investments:
Capital gain distributions	—	—	229,184	34,438
Net realized gain (loss)	19,130	14,478	46,450	2,752

Realized gains (losses)	19,130	14,478	275,634	37,190
Unrealized appreciation (depreciation) during the period	(14,672)	5,759	(118,919)	50,591

Net increase (decrease) in assets from operations	7,332	22,475	175,107	94,488

Changes from principal transactions:
Transfer of net premiums	21,150	20,198	165,280	77,042
Transfer on terminations	(28,536)	(36,103)	(78,191)	(47,043)
Transfer on policy loans	(2,499)	—	(15,275)	(2,436)
Net interfund transfers	3,163	22,336	557,303	193,633
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(6,722)	6,431	629,117	221,196

Total increase (decrease) in assets	610	28,906	804,224	315,684
Assets, beginning of period	227,237	198,331	507,636	191,952

Assets, end of period	$227,847	$227,237	$1,311,860	$507,636

See accompanying notes.

42

Sub-Account
Value Trust		Total
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$11,371	$1,531	$79,313,343	$26,818,560
—	—	26,100,582	26,080,299

11,371	1,531	105,413,925	52,898,859

—	—	9,276,968	9,061,046

11,371	1,531	96,136,957	43,837,813

256,978	51,899	147,090,916	87,469,259
(801)	783	18,065,180	11,495,960

256,177	52,682	165,156,096	98,965,219
(240,140)	4,813	(142,543,224)	93,910,192

27,408	59,026	118,749,829	236,713,224

137,824	33,699	150,464,389	172,778,401
(52,721)	(31,833)	(281,676,942)	(262,281,655)
262	(6,608)	(11,466,497)	(8,629,351)
545,030	344,480	(418,303)	(613,166)
—	—	1,619,961	—

630,395	339,738	(141,477,392)	(98,745,771)

657,803	398,764	(22,727,563)	137,967,453
439,395	40,631	2,496,698,319	2,358,730,866

$1,097,198	$439,395	$2,473,970,756	$2,496,698,319

43

John Hancock Variable Life Account U

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Variable Life Account U is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty-three active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and five sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New	Effective Date
Emerging Markets Value Trust	April 30, 2007

Mid Cap Intersection Trust	April 30, 2007

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007

Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

44

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.6%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter).

45

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

7.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$8,298,478	$18,554,549
Active Bond Trust	29,948,609	23,166,069
All Cap Core Trust	5,133	1,675
All Cap Growth Trust	69,278	35,672
All Cap Value Trust	159,072	32,680
American Blue Chip Income and Growth Trust	161,130	94,353
American Bond Trust	591,388	222,318
American Growth Income Trust	243,024	61,987
American Growth Trust	1,774,821	611,062
American International Trust	865,088	366,261
Blue Chip Growth Trust	9,904,782	14,274,255
Capital Appreciation Trust	3,467,354	3,614,775
Classic Value Trust	361,645	205,145
Core Bond Trust	10,480	4,153
Core Equity Trust	2,756	3,913
Dynamic Growth Trust	20,381	5,556

46

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Emerging Growth Trust	$172,745	$55,227
Emerging Markets Value Trust	1,593,419	111,338
Emerging Small Company Trust	42,576	37,566
Equity-Income Trust	12,679,286	8,827,865
Financial Services Trust	819,898	483,462
Fundamental Value Trust Series 0	74,038	138,887
Global Allocation Trust	135,633	8,093
Global Bond Trust Series 0	3,679,777	1,940,093
Global Trust	109,137	77,421
Growth & Income Trust	94,591,773	64,784,675
Health Sciences Trust Series 0	1,436,177	429,928
High Yield Trust	2,581,345	2,650,763
Income & Value Trust	115,461	68,960
International Core Trust	327,908	91,418
International Equity Index Trust B	20,273,100	8,598,420
International Opportunities Trust	663,359	328,346
International Small Cap Trust	1,603,785	488,360
International Value Trust	1,048,396	374,949
Investment Quality Bond Trust	69,571	18,939
Large Cap Trust	123,554	188,513
Large Cap Value Trust Series 0	982,433	548,126
Lifestyle Aggressive Trust	2,604,067	962,637
Lifestyle Balanced Trust	8,460,180	2,546,197
Lifestyle Conservative Trust	124,039	22,386
Lifestyle Growth Trust	13,986,409	5,923,475
Lifestyle Moderate Trust	1,845,408	645,406
Managed Trust	30,991,419	39,646,848
Mid Cap Index Trust	551,170	495,092
Mid Cap Intersection Trust	5,186	372
Mid Cap Stock Trust	10,917,048	5,093,698
Mid Cap Value Trust	393,250	322,178
Mid Value Trust	6,068,558	3,577,661
Money Market Trust B	28,355,498	26,493,065
Natural Resources Trust	2,615,734	887,138
Overseas Equity Trust	5,873,502	5,453,920
Pacific Rim Trust	888,936	221,068
Quantitative All Cap Trust	43,699	17,826
Quantitative Mid Cap Trust	27,625	76,946
Quantitative Value Trust	26,914	88,407
Real Estate Securities Trust	29,073,929	12,813,236
Real Return Bond Trust	41,323	108,184
Science & Technology Trust	1,435,893	571,574
Short-Term Bond Trust	2,189,052	1,876,755
Small Cap Growth Trust	9,749,322	5,115,648
Small Cap Index Trust	470,698	249,788
Small Cap Opportunities Trust	97,536	35,683
Small Cap Trust	30,274	9,854
Small Cap Value Trust	3,721,924	2,156,599
Small Company Trust	48,797	28,362
Small Company Value Trust	181,486	140,834
Special Value Trust	14,675	17,483

47

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Strategic Bond Trust	$410,894	$83,976
Strategic Income Trust	119,393	30,897
Strategic Opportunities Trust	6,376	35,178
Total Bond Market Trust B	10,362,179	4,478,397
Total Return Trust	345,187	617,701
Total Stock Market Index Trust	1,906,452	1,773,659
U.S. Core Trust	101,488	60,802
U.S. Global Leaders Growth Trust	83,400	49,295
U.S. Government Securities Trust	469,537	25,095
U.S. High Yield Bond Trust	50,724	26,752
U.S. Large Cap Trust	208,679	212,527
Utilities Trust	1,119,235	242,541
Value Trust	991,724	92,980
All Asset Portfolio	28,864	75,034
Brandes International Equity Trust	478,819	378,810
CSI Equity Trust	6,226,729	6,954,170
Frontier Capital Appreciation Trust	285,300	342,039
Turner Core Growth Trust	233,691	554,551

	$383,269,012	$283,138,496

8.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manulife Financial Corporation, which can be terminated by either party upon two months’ notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHVLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

48

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

9.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

49

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	500 Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,689	3,170	3,347	2,918	2,574

Unit Fair Value $	24.73 to 26.53	23.64 to 25.20	20.58 to 21.81	19.78 to 20.84	17.98 to 18.82
Assets, end of year $ (000’s)	69,642	77,917	71,292	59,294	47,223
Investment income ratio*	2.87%	1.14%	0.43%	1.84%	3.09%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.63% to 5.25%	14.87% to 15.56%	4.03% to 4.65%	10.04 to 10.70%	27.66% to 28.42%

(c) Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account

	Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	565	615	616	612	614

Unit Fair Value $	35.77 to 44.78	8.38 to 43.05	8.05 to 41.42	32.64 to 40.14	31.35 to 38.32
Assets, end of year $ (000’s)	319,435	325,112	329,019	333,810	332,973
Investment income ratio*	8.83%	2.77%	1.30%	2.77%	3.53%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	3.41% to 4.03%	3.92% to 4.54%	0.98% to 2.54%	4.12% to 4.75%	5.84% to 6.48%

50

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

			All Asset Portfolio

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3	8	29

Unit Fair Value $	11.84	10.97	10.51
Assets, end of year $ (000’s)	37	83	307
Investment income ratio*	6.37%	3.65%	5.62%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.00%	4.36%	5.08%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

			All Cap Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2	2	1

Unit Fair Value $	13.34	12.98	11.31
Assets, end of year $ (000’s)	24	20	6
Investment income ratio*	1.53%	0.58%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	2.70%	14.77%	13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

51

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	All Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	9	7	1

Unit Fair Value $	13.92	12.42	11.65
Assets, end of year $ (000’s)	128	84	11
Investment income ratio*	0.18%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	12.08%	6.63%	16.48%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	5	1

Unit Fair Value $	13.74	12.64	11.11
Assets, end of year $ (000’s)	136	58	7
Investment income ratio*	2.06%	0.33%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.68%	13.82%	11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

52

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	20	19	9

Unit Fair Value $	13.21	12.99	9.9 to 11.26
Assets, end of year $ (000’s)	266	252	97
Investment income ratio*	2.43%	0.47%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.65%	16.99%	11.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)

Units, end of year (000’s)	33	1

Unit Fair Value $	11.10	10.78
Assets, end of year $ (000’s)	371	8
Investment income ratio*	4.86%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	2.96%	6.57%

(d)	Fund available in prior year but no activity.

53

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American Growth Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	44	34	18

Unit Fair Value $	13.20	12.61	10.99
Assets, end of year $ (000’s)	586	427	198
Investment income ratio*	3.08%	0.85%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.64%	14.80%	9.87%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	197	139	63

Unit Fair Value $	14.71	13.15	11.97
Assets, end of year $ (000’s)	2,899	1,828	754
Investment income ratio*	1.24%	0.27%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.94%	9.80%	19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

54

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American International Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	94	74	18

Unit Fair Value $	17.60	14.72	12.41
Assets, end of year $ (000’s)	1,661	1,085	224
Investment income ratio*	2.34%	0.70%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	19.58%	18.54%	24.15%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	763	802	871

Unit Fair Value $	64.34 to 69.05	6.34 to 61.21	5.81 to 55.85
Assets, end of year $ (000’s)	144,737	133,208	130,605
Investment income ratio*	0.81%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	12.14% to 12.81%	8.93% to 9.59%	13.10% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

55

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Brandes International Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	48	53	48	44	51

Unit Fair Value $	35.05 to 36.97	32.64 to 34.23	25.90 to 27.00	19.69 to 23.57	19.12 to 19.69
Assets, end of year $ (000’s)	1,679	1,722	1,251	1,047	977
Investment income ratio*	1.90%	1.50%	1.46%	1.16%	1.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	7.36% to 8.01%	26.03% to 26.78%	9.89% to 10.5%	23.26% to 23.99%	46.54% to 47.42%

	Sub-Account

	Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,738	1,763	1

Unit Fair Value $	13.89 to 14.05	12.43 to 12.65	12.15
Assets, end of year $ (000’s)	24,316	22,165	12
Investment income ratio*	0.39%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00%
Total return lowest to highest***	11.03% to 11.70%	1.27% to 2.38%	21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

56

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Classic Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	70	67	8

Unit Fair Value $	11.44	13.09	11.27
Assets, end of year $ (000’s)	797	873	95
Investment income ratio*	1.58%	1.43%	1.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(12.58%)	16.14%	12.71%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Core Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1	1	1

Unit Fair Value $	11.15	10.48	10.10
Assets, end of year $ (000’s)	16	10	8
Investment income ratio*	6.15%	3.09%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.36%	3.76%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

57

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1	1	1

Unit Fair Value $	11.59	12.31	11.54
Assets, end of year $ (000’s)	8	10	8
Investment income ratio*	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(5.85%)	6.73%	15.37%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	CSI Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	981	1,121	944	692	560

Unit Fair Value $	18.48	17.01	14.43	14.00	12.43
Assets, end of year $ (000’s)	18,135	19,065	13,618	9,518	6,960
Investment income ratio*	0.88%	0.88%	0.65%	0.71%	0.24%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	8.61%	17.90%	4.90%	10.64%	25.22%

58

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Dynamic Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	5	4	1

Unit Fair Value $	14.19	12.96	11.70
Assets, end of year $ (000’s)	76	56	12
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.44%	10.83%	16.96%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Emerging Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	13	8	2

Unit Fair Value $	13.88	13.34	11.96
Assets, end of year $ (000’s)	187	106	25
Investment income ratio*	0.21%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.02%	11.59%	19.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

59

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Emerging Markets Value Trust

	Year Ended Dec. 31/07 (u)

Units, end of year (000’s)	126

Unit Fair Value $	11.95 to 11.99
Assets, end of year $ (000’s)	1,501
Investment income ratio*	1.11%
Expense ratio lowest to highest**	0.00% to 0.60%
Total return lowest to highest***	19.46% to 19.94%

(u) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account

	Emerging Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4	5	2

Unit Fair Value $	12.83	11.87	11.59
Assets, end of year $ (000’s)	53	56	22
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.08%	2.44%	15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

60

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Equity-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,913	2,058	2,174

Unit Fair Value $	28.25 to 30.29	27.49 to 29.30	23.23 to 24.61
Assets, end of year $ (000’s)	55,882	58,317	51,881
Investment income ratio*	2.94%	1.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	2.78% to 3.39%	18.34% to 19.05%	6.42% to 6.85%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Financial Services Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	80	79	80

Unit Fair Value $	21.29	22.83	18.53
Assets, end of year $ (000’s)	1,713	1,800	1,491
Investment income ratio*	1.39%	0.44%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(6.73%)	23.16%	14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

61

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Frontier Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	31	34	66	72	66

Unit Fair Value $	40.95 to 44.99	36.81 to 40.20	31.83 to 34.55	27.81 to 30.01	25.59 to 27.45
Assets, end of year $ (000’s)	1,260	1,282	2,134	2,045	1,709
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	11.25% to 11.92%	15.65% to 16.35%	14.44% to 15.13%	8.68% to 9.33%	54.96% to 55.89%

	Sub-Account

	Fundamental Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8	14	8

Unit Fair Value $	13.20	12.68	11.07
Assets, end of year $ (000’s)	112	178	93
Investment income ratio*	1.89%	0.85%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.08%	14.55%	10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

62

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	2	1

Unit Fair Value $	12.93	12.31	10.84
Assets, end of year $ (000’s)	134	23	12
Investment income ratio*	13.25%	0.92%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.06%	13.58%	8.40%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Bond Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	393	335	365

Unit Fair Value $	20.86 to 22.37	19.15 to 20.41	18.30 to 19.39
Assets, end of year $ (000’s)	8,525	6,638	6,874
Investment income ratio*	7.75%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	8.95% to 9.61%	4.64% to 5.27%	(6.35%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

63

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Global Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	15	14	4

Unit Fair Value $	13.75	13.57	11.27
Assets, end of year $ (000’s)	207	187	48
Investment income ratio*	2.47%	0.96%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.32%	20.42%	12.69%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Growth & Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,417	1,537	1,616	1,640	1,623

Unit Fair Value $	65.50 to 82.20	17.54 to 78.98	15.64 to 70.07	52.16 to 64.29	47.29 to 57.94
Assets, end of year $ (000’s)	945,488	966,028	926,293	899,069	853,551
Investment income ratio*	1.76%	0.54%	0.17%	0.87%	0.70%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	3.45% to 4.07%	12.05% to 12.72%	(3.20%) to 8.98%	10.29% to 10.96%	23.61% to 24.35%

(f)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

64

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Health Sciences Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	220	199	200

Unit Fair Value $	17.26	14.66	13.52
Assets, end of year $ (000’s)	3,803	2,916	2,702
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	17.73%	8.44%	23.11%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	432	497	522

Unit Fair Value $	12.29 to 13.03	12.17 to 12.82	11.08 to 11.61
Assets, end of year $ (000’s)	5,536	6,247	5,960
Investment income ratio*	12.50%	6.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	1.03% to 1.64%	9.79% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

65

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Income & Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	18	16	1

Unit Fair Value $	11.93	11.80	10.85
Assets, end of year $ (000’s)	216	191	11
Investment income ratio*	4.38%	0.34%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.12%	8.77%	8.49%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	79	76	3

Unit Fair Value $	16.55	14.84	11.89
Assets, end of year $ (000’s)	1,303	1,128	37
Investment income ratio*	2.29%	0.63%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.46%	24.81%	18.93%

(e)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

66

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	International Equity Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	768	748	785	586	517

Unit Fair Value $	43.05 to 47.69	3.91 to 41.18	3.09 to 32.39	25.48 to 27.73	21.32 to 23.06
Assets, end of year $ (000’s)	73,015	58,273	46,306	34,221	27,042
Investment income ratio*	5.07%	0.85%	1.12%	1.99%	2.61%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	15.13% to 15.82%	26.35% to 27.11%	16.14% to 19.03%	19.53% to 20.25%	41.14% to 41.99%

	Sub-Account

	International Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	51	42	18

Unit Fair Value $	18.51	15.41	12.43
Assets, end of year $ (000’s)	941	649	228
Investment income ratio*	1.83%	0.59%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	20.10%	23.96%	24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

67

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	81	32	13

Unit Fair Value $	15.73	14.27	11.18
Assets, end of year $ (000’s)	1,279	453	149
Investment income ratio*	3.11%	0.87%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.20%	27.73%	11.75%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	82	52	10

Unit Fair Value $	15.95	14.55	11.23
Assets, end of year $ (000’s)	1,306	755	114
Investment income ratio*	4.80%	1.04%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.61%	29.61%	12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

68

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Investment Quality Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	11	7	4

Unit Fair Value $	11.15	10.50	10.13
Assets, end of year $ (000’s)	122	75	37
Investment income ratio*	10.12%	5.26%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.23%	3.64%	1.27%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	9	16	4

Unit Fair Value $	12.96	12.77	11.16
Assets, end of year $ (000’s)	120	198	44
Investment income ratio*	1.18%	0.17%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.53%	14.38%	11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

69

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Large Cap Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	123	101	69

Unit Fair Value $	14.03	13.43	11.58
Assets, end of year $ (000’s)	1,720	1,359	797
Investment income ratio*	1.15%	0.41%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.45%	16.03%	15.78%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Aggressive Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	396	325	111

Unit Fair Value $	14.50	13.34	11.55
Assets, end of year $ (000’s)	5,739	4,332	1,284
Investment income ratio*	9.56%	6.00%	0.04%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.66%	15.48%	15.55%

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

70

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Lifestyle Balanced Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,320	947	451

Unit Fair Value $	12.98 to 13.19	12.25 to 12.37	10.92 to 10.97
Assets, end of year $ (000’s)	17,332	11,690	4,945
Investment income ratio*	7.46%	4.58%	0.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	5.97% to 6.60%	12.12% to 12.80%	9.23% to 9.67%

(h) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Conservative Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	31	25	5

Unit Fair Value $	11.81	11.21	10.34
Assets, end of year $ (000’s)	366	277	51
Investment income ratio*	8.53%	1.48%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.35%	8.44%	3.39%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

71

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Lifestyle Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2,685	2,286	634

Unit Fair Value $	13.54 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of year $ (000’s)	36,773	29,175	7,139
Investment income ratio*	7.95%	4.52%	0.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	6.91% to 7.55%	12.90% to 13.58%	12.18% to 12.62%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	216	131	59

Unit Fair Value $	12.14 to 12.33	11.59 to 11.71	10.55 to 10.60
Assets, end of year $ (000’s)	2,648	1,524	625
Investment income ratio*	7.80%	4.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.71% to 5.34%	9.83% to 10.49%	5.52% to 5.96%

(j)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

72

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Managed Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,125	1,276	1,410	1,458	1,511

Unit Fair Value $	46.18 to 57.27	05.43 to 56.17	5.08 to 52.26	41.78 to 50.88	38.85 to 47.03
Assets, end of year $ (000’s)	414,782	449,267	450,334	459,357	447,938
Investment income ratio*	5.32%	1.49%	0.59%	1.54%	2.64%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	1.35% to 1.95%	6.84% to 7.48%	(2.12%) to 2.71%	7.54% to 8.18%	18.29% to 19%

	Sub-Account

	Mid Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	55	59	32

Unit Fair Value $	15.02	13.97	12.73
Assets, end of year $ (000’s)	819	822	403
Investment income ratio*	1.39%	0.61%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	7.55%	9.74%	17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

73

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account

Mid Cap Intersection Trust

Year Ended Dec. 31/07 (u)

Units, end of year (000’s)	—

Unit Fair Value $	09.28 to 09.31
Assets, end of year $ (000’s)	4
Investment income ratio*	0.01%
Expense ratio lowest to highest**	0.00% to 0.60%
Total return lowest to highest***	(7.24%) to (6.87%)

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account

	Mid Cap Stock Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	721	772	832

Unit Fair Value $	45.40 to 49.27	36.96 to 39.87	32.71 to 35.07
Assets, end of year $ (000’s)	33,664	29,241	27,777
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	22.85% to 23.59%	12.98% to 13.66%	26.72% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

74

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Mid Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	39	43	30

Unit Fair Value $	12.76	12.67	11.28
Assets, end of year $ (000’s)	491	547	334
Investment income ratio*	1.08%	0.67%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.72%	12.30%	12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (y)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	635	677	714	670	450

Unit Fair Value $	20.49 to 21.71	20.51 to 21.60	17.14 to 17.95	16.06 to 16.72	13.61 to 14.08
Assets, end of year $ (000’s)	13,449	14,315	12,568	11,001	6,228
Investment income ratio*	2.17%	0.31%	0.04%	0.42%	4.70%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	(0.09%) to 0.51%	19.62% to 20.34%	6.75% to 7.38%	18.03% to 18.74%	44.29% to 45.15%

(y)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

75

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (m)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	1,602	1,605	1,764	1,674	2,164

Unit Fair Value $	16.90 to 22.30	3.76 to 21.40	3.61 to 20.56	14.96 to 20.09	14.80 to 19.99
Assets, end of year $ (000’s)	90,867	88,557	89,467	88,468	99,503
Investment income ratio*	4.72%	4.61%	2.93%	0.90%	0.81%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.21% to 4.82%	4.08% to 4.70%	0.74% to 2.96%	0.47% to 1.08%	0.35% to 0.95%

(m) Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	160	141	108

Unit Fair Value $	23.82	16.92	13.83
Assets, end of year $ (000’s)	3,809	2,378	1,498
Investment income ratio*	1.23%	0.57%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	40.81%	22.32%	38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

76

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (z)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,054	1,188	1,257	1,335	592

Unit Fair Value $	19.99 to 21.43	17.87 to 19.04	15.01 to 15.90	12.75 to 13.43	11.56 to 12.10
Assets, end of year $ (000’s)	21,718	21,812	19,318	17,382	6,929
Investment income ratio*	2.34%	0.90%	0.52%	0.45%	1.53%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	11.86% to 12.53%	19.05% to 19.76%	17.70% to 18.40%	10.36% to 11.02%	31.56% to 32.36%

(z) Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account

	Pacific Rim Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	84	61	26

Unit Fair Value $	15.40	14.10	12.68
Assets, end of year $ (000’s)	1,293	864	329
Investment income ratio*	2.03%	0.95%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.19%	11.22%	26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

77

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Quantitative All Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	7	6	—

Unit Fair Value $	13.73	13.22	11.47
Assets, end of year $ (000’s)	96	81	2
Investment income ratio*	1.38%	2.93%	3.46%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.82%	15.24%	14.75%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative Mid Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4	9	30

Unit Fair Value $	11.96	12.17	11.69
Assets, end of year $ (000’s)	49	106	350
Investment income ratio*	0.46%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(1.73%)	4.10%	16.86%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

78

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Quantitative Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3	8	—

Unit Fair Value $	12.91	13.61	11.21
Assets, end of year $ (000’s)	39	111	3
Investment income ratio*	1.78%	0.34%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(5.17%)	21.36%	12.14%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	264	326	342

Unit Fair Value $	73.23 to 80.44	8.75 to 95.27	6.37 to 68.95
Assets, end of year $ (000’s)	44,242	62,461	49,393
Investment income ratio*	2.68%	1.79%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	(16.07%) to (15.56%)	37.34% to 38.17%	13.38% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

79

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Real Return Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8	15	31

Unit Fair Value $	11.14	10.01	9.96
Assets, end of year $ (000’s)	85	151	312
Investment income ratio*	7.52%	3.41%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.36%	0.43%	(0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Science & Technology Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	71	11	3

Unit Fair Value $	14.24	11.90	11.27
Assets, end of year $ (000’s)	1,013	130	38
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	19.62%	5.60%	12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

80

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Short-Term Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	593	634	514	475	415

Unit Fair Value $	17.54 to 19.05	17.09 to 18.45	16.45 to 17.65	16.2 to 17.27	16.07 to 17.03
Assets, end of year $ (000’s)	10,901	11,297	8,875	8,031	6,913
Investment income ratio*	9.58%	3.11%	1.46%	3.01%	3.46%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	2.62% to 3.25%	3.91% to 4.55%	1.54% to 2.17%	0.81% to 1.43%	2.15% to 2.76%

	Sub-Account

	Small Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (v)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,768	1,910	2,081	2,125	683

Unit Fair Value $	18.26 to 19.59	16.12 to 17.19	14.29 to 15.15	12.25 to 12.91	11.26 to 11.79
Assets, end of year $ (000’s)	33,031	31,415	30,320	26,463	7,797
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	13.31% to 13.98%	12.79% to 13.47%	16.64% to 17.35%	8.79% to 9.45%	47.93% to 48.82%

(v)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

81

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	92	91	106

Unit Fair Value $	15.16	15.48	13.16
Assets, end of year $ (000’s)	1,390	1,410	1,388
Investment income ratio*	1.80%	0.53%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(2.07%)	17.64%	16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	29	26	1

Unit Fair Value $	11.87	12.85	11.63
Assets, end of year $ (000’s)	342	339	9
Investment income ratio*	2.02%	0.88%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(7.60%)	10.47%	16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

82

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	5	5	3

Unit Fair Value $	12.39	12.32	11.45
Assets, end of year $ (000’s)	66	57	37
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.57%	7.62%	14.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	335	361	415	373	271

Unit Fair Value $	34.40	35.44	29.70	27.18	21.68
Assets, end of year $ (000’s)	11,520	12,784	12,336	10,134	5,869
Investment income ratio*	1.00%	0.10%	0.15%	1.02%	0.70%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	(2.92%)	19.32%	9.21%	25.37%	37.97%

83

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	5	4	2

Unit Fair Value $	11.00	11.76	11.13
Assets, end of year $ (000’s)	52	44	27
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(6.46%)	5.66%	11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	24	25	8

Unit Fair Value $	13.25	13.41	11.61
Assets, end of year $ (000’s)	320	335	88
Investment income ratio*	0.19%	0.06%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(1.14%)	15.50%	16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

84

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Special Value Trust
	Year Ended Dec. 31/07 (o)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.41	12.44	11.22
Assets, end of year $ (000’s)	—	6	—
Investment income ratio*	2.61%	0.04%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(0.22%)	10.88%	12.16%

(o)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	35	9	5

Unit Fair Value $	10.99	10.99	10.27
Assets, end of year $ (000’s)	385	95	49
Investment income ratio*	10.12%	5.88%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.02%	7.05%	2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

85

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	20	12	6

Unit Fair Value $	11.33	10.70	10.28
Assets, end of year $ (000’s)	224	132	63
Investment income ratio*	3.00%	3.95%	9.20%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.85%	4.08%	2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Opportunities Trust
	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	—	2	11

Unit Fair Value $	14.31	13.40	11.94
Assets, end of year $ (000’s)	—	27	130
Investment income ratio*	0.90%	0.01%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.76%	12.25%	19.39%

(n)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

86

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Total Bond Market Trust B

	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,203	941	804	730	719

Unit Fair Value $	16.07 to 17.03	15.09 to 15.89	14.59 to 15.27	14.33 to 14.91	13.86 to 14.33

Assets, end of year $ (000’s)	20,266	14,737	12,156	10,777	10,211

Investment income ratio*	9.82%	3.35%	1.50%	4.56%	4.45%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	6.48% to 7.13%	3.46% to 4.07%	1.79% to 2.39%	3.42% to 4.05%	2.98% to 3.60%

(p) Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account

	Total Return Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	132	166	115

Unit Fair Value $	12.37	11.39	10.99

Assets, end of year $ (000’s)	1,630	1,889	1,269

Investment income ratio*	7.43%	3.12%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.61%	3.67%	1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

87

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

		Total Stock Market Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	221	232	257

Unit Fair Value $	48.65	46.25	40.10
Assets, end of year $ (000’s)	10,762	10,735	10,323

Investment income ratio*	2.27%	1.00%	0.00%

Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.19%	15.33%	11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		Turner Core Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	27	41	33	29	21

Unit Fair Value $	28.35 to 32.81	23.29 to 26.80	21.59 to 24.69	19.07 to 21.68	17.25 to 19.50
Assets, end of year $ (000’s)	776	998	736	575	356
Investment income ratio*	0.32%	0.76%	0.44%	0.27%	0.25%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	21.70% to 22.43%	7.87% to 8.52%	13.24% to 13.91%	10.53% to 11.19%	33.79% to 34.77%

88

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

			U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	24	24	8

Unit Fair Value $	11.64	11.49	10.52
Assets, end of year $ (000’s)	283	271	79
Investment income ratio*	2.35%	1.79%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.31%	9.26%	5.19%

(l)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		U.S. Global Leaders Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	11	9	5

Unit Fair Value $	11.51	11.10	10.90
Assets, end of year $ (000’s)	132	95	56
Investment income ratio*	1.39%	0.00%	0.54%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.72%	1.81%	9.03%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

		U.S. Government Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	39	6	4

Unit Fair Value $	12.64	12.24	11.72
Assets, end of year $ (000’s)	491	76	45
Investment income ratio*	10.30%	5.27%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.25%	4.39%	0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		U.S. High Yield Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	9	7

Unit Fair Value $	11.76	11.42	10.42
Assets, end of year $ (000’s)	116	100	72
Investment income ratio*	10.20%	5.26%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.00%	9.60%	4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

90

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	U.S. Large Cap Trust

	Year Ended Dec. 31/07		Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	18		18	18

Unit Fair Value $	12.37		12.41	11.21
Assets, end of year $ (000’s)	228		227	198
Investment income ratio*	1.15%		0.80%	0.00%
Expense ratio lowest to highest**	0.00%		0.00%	0.00%
Total return lowest to highest***	(0.26%	)	10.68%	12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	68	33	17

Unit Fair Value $	19.33	15.17	11.57
Assets, end of year $ (000’s)	1,312	508	192
Investment income ratio*	2.17%	2.06%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	27.43%	31.06%	15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

91

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	73	32	4

Unit Fair Value $	15.05	13.90	11.48
Assets, end of year $ (000’s)	1,097	439	41
Investment income ratio*	1.56%	0.47%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.26%	21.03%	14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

92

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

93

Prospectus dated April 28, 2008

for interests in

Separate Account U

Interests are made available under

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Global Bond	Optimized All Cap
Active Bond	Global Real Estate	Optimized Value
All Cap Core	Health Sciences	Overseas Equity
All Cap Growth	High Yield	Pacific Rim
All Cap Value	Income & Value	PIMCO VIT All Asset
American Asset Allocation	Index Allocation	Real Estate Securities
American Blue Chip Income and Growth	International Core	Real Return Bond
American Bond	International Equity Index B	Science & Technology
American Growth	International Opportunities	Short-Term Bond
American Growth-Income	International Small Cap	Small Cap
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Growth	Managed	Total Stock Market Index
Emerging Small Company	Mid Cap Index	U.S. Core
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation	Natural Resources
* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

2

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the contingent deferred sales charge. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders, including the Living Care Benefit Rider, the Optional Enhanced Cash Value Rider and the Long-Term Care Acceleration Rider. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account U (the “Account” or “Separate Account”), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge (“CDSC”) that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 10 policy years have passed. See the “Fee Tables” section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term “business day” is defined under “The account value.”

5

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Acceleration Rider and seek an advance under that rider, you will be subject to special transfer restrictions (see “Long-Term Care Acceleration Rider”).

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. The tax laws are not clear on this point.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For

6

these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Premium sales charge	Upon payment of premium	4% of Target Premium(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid

DAC tax charge	Upon payment of premium	1.25% of each premium paid

Maximum contingent deferred sales charge (CDSC)	Upon surrender of policy within the period stated	100% of first year Target Premium for surrenders in policy years 1-5(2)

	Upon reduction of Basic Sum Insured as a	Pro rata portion of applicable CDSC
result of a partial withdrawal or a written
request

Maximum ASI reduction charge	Upon decrease in Additional Sum Insured	$17.40 per $1,000 of decrease in ASI(3)
(ASI) during the first 20 policy years

Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal
amount

Maximum transfer charge	Upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12	$25 (currently $0)(4)

(1)	The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	The CDSC percentage decreases in later policy years as follows: for policy year 6, it is 80%; for policy year 7, it is 70%; for policy year 8, it is 60%; for policy year 9, it is 40%; for policy year 10, it is 20%; and for policy years 11 and later, it is 0%.

(3)	A table in the policy will state the maximum rate for this charge per $1,000 of ASI, based on the insured person’s issue age, insurance risk characteristics and (usually) gender. The rates range from less than $1 per $1,000 of ASI for issue ages of 40 or less up to the maximum shown in the table for an issue age 81 male tobacco risk.

(4)	This charge is not currently imposed, but we reserve the right to do so in the policy.

8

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate, the Living Care Benefit Rider and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses

			Amount Deducted
	When Charge is
Charge	Deducted	Guaranteed Rate	Current Rate

Insurance charge:(1)
Minimum charge	Monthly	$0.05 per $1,000 of AAR	$0.01 per $1,000 of AAR
Maximum charge	Monthly	$83.33 per $1,000 of AAR	$83.33 per $1,000 of AAR
Charge for representative	Monthly	$0.14 per $1,000 of AAR	$0.14 per $1,000 of AAR
insured person
Issue charge	Monthly in first policy	$20	$20
	year only
Maintenance charge	Monthly	$8	$6
Asset-based risk charge(2)	Monthly	.075% of account value	.050% of account value in policy
			years 1-10
			.035% of account value in policy
			year 11 Decreasing by .001%
			each year in policy years 12-28
			.017% of account value in policy
			year 29 and thereafter
Maximum policy loan interest	Accrues daily Payable	4.75%	4.75%
rate(3)	annually

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The “minimum” rate shown in the table at the current rate is the rate in the eighth policy year for a $1,000,000 Basic Sum Insured $4,000,000 Additional Sum Insured policy issued to cover a 4 year old female preferred underwriting risk. The “maximum” rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 all Basic Sum Insured policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(3)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

9

Rider Charges
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate

Disability Waiver of Charges
Rider:(1)
Minimum charge	Monthly	5% of all other monthly charges	5% of all other monthly charges
Maximum charge	Monthly	50% of all other monthly charges	50% of all other monthly charges
Charge for representative insured person	Monthly	15% of all other monthly charges	15% of all other monthly charges
Living Care Benefit Rider	Only if benefit is exercised	Charge is imbedded in discounting of death benefit paid in advance(2)	Charge is imbedded in discounting of death benefit paid in advance(2)

Age 100 Waiver of Charges
Rider:(3)
Minimum charge	Monthly	$0.0001 per $1,000 of amount at risk	$0.0001 per $1,000 of amount at risk
Maximum charge	Monthly	$2.27 per $1,000 of amount at risk	$2.27 per $1,000 of amount at risk
Charge for representative insured person	Monthly	$0.0003 per $1,000 of amount at risk	$0.0003 per $1,000 of amount at risk
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 of Rider Sum Insured	$0.50 per $1,000 of Rider Sum Insured
Accidental Death Benefit Rider:(4)
Minimum charge	Monthly	$0.75 per $1,000 of accidental death benefit	$0.75 per $1,000 of accidental death benefit
Maximum charge	Monthly	$1.71 per $1,000 of accidental death benefit	$1.71 per $1,000 of accidental death benefit
Charge for representative insured person	Monthly	$0.78 per $1,000 of accidental death benefit	$0.78 per $1,000 of accidental death benefit
Enhanced Cash Value Rider	Upon payment of premium	4% of all premiums paid in the first policy year up to the Target Premium	4% of all premiums paid in the first policy year up to the Target Premium

Long-Term Care Acceleration
Rider:(5)
Minimum charge	Monthly	5% of all other monthly charges	5% of all other monthly charges
Maximum charge	Monthly	9% of all other monthly charges	9% of all other monthly charges
Charge for representative insured person	Monthly	9% of all other monthly charges	9% of all other monthly charges

(1)	The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 64 year old preferred underwriting risk. The “maximum” rate shown in that table is for a 55 year old substandard underwriting risk. The “representative insured person” referred to in the table is a 35 year old standard underwriting risk.

(2)	Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy’s maximum loan interest rate at the time the discount is determined.

(3)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The “minimum” rate shown in the table is for a 20 year old male tobacco underwriting risk. The “maximum” rate shown in that table is for an 85 year old female preferred non- tobacco underwriting risk. The “representative insured person” referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

10

(4)	The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The “minimum” rate shown in the table is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The “maximum” rate shown in that table is for a 65 year old with the highest ADB rating (1.5). The “representative insured person” referred to in the table is a 35 year old with an ADB rating of 1.0.

(5)	The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a standard underwriting risk with a 1% Monthly Acceleration Percentage. The “maximum” rate shown in that table is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a standard underwriting risk with a 4% Monthly Acceleration Percentage.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/

	0.49%	1.57%

or service (12b-1) fees, and other expenses

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%		0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%		0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%		0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%		0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%		0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%		0.01%	0.95%
American Blue Chip Income and
Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%		0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%		0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%		0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%		0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%		0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%		0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%		0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%		0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%		0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%		0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%		0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%		0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%		0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%		0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%		0.00%	1.02%

11

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	[1]	Contractual Expense Reimbursement	Net Operating Expenses
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%		0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%		0.00%	0.86%
Franklin Templeton Founding
6, 9	0.05%	0.00%	0.03%	0.86%	0.94%		0.05%	0.89%
Allocation
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%		0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%		0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%		0.00%	1.03%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%		0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%		0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%		0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%		0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%		0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%		0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%		0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%		0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%		0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%		0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%		0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%		0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%		0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%		0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%		0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%		0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%		0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%		0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%		0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%		0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%		0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%		0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%		0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%		0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%		0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%		0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%		0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%		0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%		0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%		0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%		0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%		0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%		0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%		0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%		0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%		0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%		0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%		0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%		0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%		0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%		0.00%	1.11%

12

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	[1]	Contractual Expense Reimbursement	Net Operating Expenses
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%		0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%		0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%		0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%		0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%		0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%		0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%		0.01%	0.80%
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%		0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%		0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%		0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%		0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%		0.00%	0.78%

1Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

4Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency

13

fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.
14The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

14

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

15

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

16

Portfolio	Portfolio Manager	Investment Objective and Strategy

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

17

Portfolio	Portfolio Manager	Investment Objective and Strategy

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation	Range of Allocations
Equity Securities: 70%	65% – 75%
Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

18

Portfolio	Portfolio Manager	Investment Objective and Strategy

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

19

Portfolio	Portfolio Manager	Investment Objective and Strategy

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

20

Portfolio	Portfolio Manager	Investment Objective and Strategy

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

21

Portfolio	Portfolio Manager	Investment Objective and Strategy

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

22

Portfolio	Portfolio Manager	Investment Objective and Strategy

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

23

Portfolio	Portfolio Manager	Investment Objective and Strategy

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

24

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to

25

compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We have received the following ratings from independent rating agencies:

A++ A.M.

Best Superior Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account U

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the

26

Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of JHVLICO’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

27

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1)	We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2)	If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3)	We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4)	If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the GDB Premium described in your policy.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still

28

reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

This feature guarantees that your Basic Sum Insured will not terminate (i.e., “lapse”), regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term “monthly deduction date” is defined under “Procedures for issuance of a policy”.)

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s state of issue):

•

Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person’s 65th birthday (or, if longer, until the 10th policy anniversary ). The GDB premium that is “due” during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

•

Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person’s 65th birthday (or on and after the 10th policy anniversary ) until the policy anniversary nearest the insured person’s 100th birthday. The GDB premium that is “due” during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender.

The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see “The Death Benefit” below). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see “Optional benefit riders you can add”). If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient surrender value to pay them.

If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, “Lapse and Reinstatement” above.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

29

•	Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test”.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of the sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

30

When the insured person reaches 100

On the policy anniversary nearest the insured person’s 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

In the provision entitled “Optional benefit riders you can add”, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see “Effective date of certain policy transactions” below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

•	the remaining Basic Sum Insured will be at least $100,000, and

•	the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

As to when any reduction in Total Sum Insured would take effect, see “Effective date of certain policy transactions” below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Contingent deferred sales charge”).

Change of death benefit option

If the “guideline premium and cash value corridor test” applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

If the “cash value accumulation test” applies to your policy, you can never change to either Option A under the “guideline premium and cash value corridor test” or to Option B.

Please read “The minimum insurance amount” for more information about the “guideline premium and cash value corridor test” and the “cash value accumulation test.”

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve your request:

•	Additional Sum Insured increases.

•	Change of death benefit Option from A to B.

A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

31

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m.

32

Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options

33

in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so

34

long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

Asset rebalancing

This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you’ve elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

The fixed investment option does not participate in and is not affected by rebalancing. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-777-1377.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000 or the policy’s Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see “The death benefit”). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see “Deductions from account value”).

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

•	We first determine the surrender value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

35

•

We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

•	We then subtract the third item above from the result of the second item above.

The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

•

Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year’s premium that is subject to the charge is called the “Target Premium.” It’s determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy. We

36

currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

•

Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in the charge will exceed the maximum stated above.

Deductions from account value

•	Issue charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of $20 and is deducted only during the first policy year.

•	Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).

•

Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date). We currently apply three “bands” of insurance rates, based on a policy’s Total Sum Insured on the date of issue (excluding any scheduled increase in Additional Sum Insured on the date of issue), but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see “The Death Benefit”).

•	Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

•

Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .050% for policy years 1-10, .035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and .017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1-10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

•

Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add”.

•

ASI reduction charge - A charge we deduct if you decrease the Additional Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person’s issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

•

Contingent deferred sales charge (“CDSC”) - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the

37

event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

Policy Year(s)	Percentage of First Year Target Premium

1-5	100%
6	80%
7	70%
8	60%
9	40%
10	20%
11 and later	0%

The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see “Partial withdrawals” on page ) and requested reductions in Basic Sum Insured (see “Requesting a decrease in coverage” on page ). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

•

Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See “Description of Charges at the Policy Level.”) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See “Tax considerations”.)

Method of deduction

Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

38

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a “distribution” for federal income tax purposes (see “Tax considerations”.) We may add to, delete from, or modify the following list of additional benefit riders:

•

Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described under “Guaranteed death benefit feature” that are necessary for the guaranteed death benefit feature to remain in effect.

39

•

Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

•

Age 100 Waiver of Charges Rider - Provides for the continuation of the Total Sum Insured in force when the insured person attains age 100, without charge, if the policy’s account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

•

Children’s Insurance Benefit Rider - Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

•

Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

•	Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

•	you surrender the policy before the “contingent deferred sales charge” is equal to zero; and

•	the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

The Enhanced Cash Value Benefit is equal to the “contingent deferred sales charge” in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the “contingent deferred sales charge,” and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

•

Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the “cash value accumulation test” described under “The minimum insurance amount” is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long- term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy’s account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

We restrict your account value’s exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described under “Transfers of existing account value” will continue to apply.)

40

Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described under “Guaranteed death benefit feature” that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

If you purchase this rider:

•

you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

41

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

42

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. To cancel your policy, simply deliver or mail the policy to:

•	JHVLICO at one of the addresses shown on the back cover of this prospectus, or

•	the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

43

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments.

You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Servicing Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-777-1377 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the

44

correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

45

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 11% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the

46

policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. The rider is intended to meet these standards.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected the Long-Term Care Acceleration Rider, as described in “Optional supplementary benefit riders you can add”, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its

47

owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid

48

at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

49

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

50

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

JHVLICO SERVICING OFFICE

Express Delivery	Mail Delivery
Life Operations	P.O. Box 111
197 Clarendon Street, C-6	Boston, MA 02117
Boston, MA 02117

Phone:	Fax:
1-800-777-1377	617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-3068 1933 Act File No. 33-76660

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Variable Life Separate Account U (“Registrant”)

Interests are made available under

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-777-1377.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Variable Life Separate Account U (the “Account”), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007 was $226,336,094.

Signator Investors, Inc. (“Signator”), a Delaware corporation that we control, was the principal distributor of the variable life policies and the principal underwriter of the securities offered by the Depositor and its affiliates until May 1, 2006.

The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April, 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 was $92,499. Neither Signator nor JH Distributors retained any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, 11% of the target premium paid in years 2-4, and 5% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 8%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

3

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities - at fair value (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)	$4,967.5	$4,583.7
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $2.3; 2006 - $109.7)	4.5	122.4
Mortgage loans on real estate	1,031.7	1,056.2
Real estate	257.8	261.7
Policy loans	465.3	441.6
Other invested assets	208.4	201.1

Total Investments	6,935.2	6,666.7

Cash and cash equivalents	184.9	265.5
Accrued investment income	73.4	67.2
Goodwill	410.8	410.8
Value of business acquired	1,275.8	1,299.0
Amounts due from affiliates	121.2	177.0
Intangible assets	210.6	213.8
Deferred policy acquisition costs	544.6	499.7
Reinsurance recoverable	483.3	397.5
Other assets	5.2	39.7
Separate account assets	7,949.2	7,924.9

Total Assets	$18,194.2	$17,961.8

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$6,924.0	$6,715.9
Policyholders’ funds	50.4	39.7
Unearned revenue	104.5	133.4
Unpaid claims and claim expense reserves	37.7	48.7
Dividends payable to policyholders	1.5	1.3
Amounts due to affiliates	178.9	350.8
Deferred income tax liability	462.7	452.0
Other liabilities	364.0	197.1
Separate account liabilities	7,949.2	7,924.9

Total Liabilities	16,072.9	15,863.8

Shareholder’s Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding	2.5	2.5
Additional paid in capital	2,017.1	2,017.1
Retained earnings	96.7	83.5
Accumulated other comprehensive (loss) income	5.0	(5.1)

Total Shareholder’s Equity	2,121.3	2,098.0

Total Liabilities and Shareholder’s Equity	$18,194.2	$17,961.8

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues
Premiums	$59.2	$70.9	$77.6
Universal life and investment-type product charges	105.3	138.5	126.3
Net investment income	367.6	358.2	328.4
Net realized investment and other gains (losses)	4.1	(6.2)	11.0
Investment management revenues, commissions and other fees	239.7	124.3	118.7
Other revenue	0.1	—	0.3

Total revenues	776.0	685.7	662.3

Benefits and expenses
Benefits to policyholders	345.2	252.9	274.0
Other operating costs and expenses	79.9	124.7	121.1
Amortization of deferred policy acquisition costs and value of business acquired	59.1	76.3	32.9
Dividends to policyholders	21.5	20.4	19.7

Total benefits and expenses	505.7	474.3	447.7

Income before income taxes	270.3	211.4	214.6

Income taxes	91.8	70.7	71.4

Net income	$178.5	$140.7	$143.2

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 - As previously reported	$2.5	$1,977.4	$97.0	$33.4	$2,110.3	50.0
Restatements			(27.4)		(27.4)

Balance at January 1, 2005 – Restated	$2.5	$1,977.4	$69.6	$33.4	$2,082.9	50.0

Manulife Financial Corporation purchase price reallocation		39.7			39.7

Comprehensive income:
Net income - Restated			143.2		143.2
Other comprehensive income, net of tax:
Net unrealized losses				(45.5)	(45.5)
Net accumulated losses on cash flow hedges				(0.7)	(0.7)

Comprehensive income					97.0

Dividends paid to Parent			(175.0)		(175.0)

Balance at December 31, 2005 - Restated	$2.5	$2,017.1	$37.8	$(12.8)	$2,044.6	50.0

Comprehensive income:
Net income - Restated			140.7		140.7
Other comprehensive income, net of tax:
Net unrealized gains				7.2	7.2
Net accumulated gains on cash flow hedges				0.5	0.5

Comprehensive income					148.4

Dividends paid to Parent			(95.0)		(95.0)

Balance at December 31, 2006 - Restated	$2.5	$2,017.1	$83.5	$(5.1)	$2,098.0	50.0

Comprehensive income:
Net income			178.5		178.5
Other comprehensive income, net of tax:
Net unrealized gains				9.9	9.9
Net accumulated gains on cash flow hedges				0.2	0.2

Comprehensive income					188.6

Adoption of FSP No. FAS13-2			(15.3)		(15.3)
Dividends paid to Parent			(150.0)		(150.0)

Balance at December 31, 2007	$2.5	$2,017.1	$96.7	$5.0	$2,121.3	50.0

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from operating activities:
Net income	$178.5	$140.7	$143.2
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium (discount) – fixed maturities	26.4	37.8	52.5
Net realized investment and other (gains) losses	(4.1)	6.2	(11.0)
Amortization of deferred acquisition costs	39.0	51.0	(20.0)
Amortization of value of business acquired	20.1	25.3	52.9
Capitalized deferred acquisition costs	(85.0)	(198.2)	(222.4)
Depreciation and amortization	8.7	5.9	2.5
(Increase) decrease in accrued investment income	(6.2)	3.7	(5.3)
Decrease (increase) other assets and other liabilities, net	10.3	86.0	6.6
Increase in policy liabilities and accruals, net	109.4	141.7	216.4
Increase in deferred income tax liability	15.5	46.8	97.3

Net cash provided by operating activities	312.6	346.9	312.7

Cash flows used in investing activities:
Sales of:
Fixed maturities	463.4	865.0	589.8
Equity securities	149.4	6.0	200.2
Real estate	—	0.1	1.1
Other invested assets	38.7	224.0	118.5
Maturities, prepayments and scheduled redemptions of:
Fixed maturities	144.0	97.6	163.8
Mortgage loans on real estate	201.9	169.2	185.5
Purchases of:
Fixed maturities	(1,001.3)	(1,409.5)	(1,047.0)
Equity securities	(4.2)	(110.5)	(141.3)
Real estate	(1.4)	(99.7)	(151.6)
Other invested assets	(54.1)	(83.1)	(29.2)
Mortgage loans on real estate issued	(180.5)	(94.2)	(272.5)
FSP No. FAS 13-2 transition adjustment	(15.3)	—	—
Other, net	3.5	(18.6)	(32.8)

Net cash used in investing activities	$(255.9)	$(453.7)	$(415.5)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS — (CONTINUED)

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(150.0)	$(95.0)	$(175.0)
Universal life and investment-type contract deposits	366.4	769.4	827.0
Universal life and investment-type contract maturities and withdrawals	(382.2)	(777.7)	(715.0)
Net transfers to separate accounts from policyholders	28.5	246.7	270.5

Net cash (used in) provided by financing activities	(137.3)	143.4	207.5

Net (decrease) increase in cash and cash equivalents	(80.6)	36.6	104.7

Cash and cash equivalents at beginning of year	265.5	228.9	124.2

Cash and cash equivalents at end of year	$184.9	$265.5	$228.9

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The “John Hancock” name is Manulife’s primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock’s sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder’s equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products’ deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder’s equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder’s equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company’s financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder’s equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $1.0 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder’s equity increased by $3.4 million as of January 1, 2005 for these adjustments.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	($ in millions)
December 31, 2006
Fixed maturities	$4,608.6	$(24.9)	$4,583.7
Total investments	6,691.6	(24.9)	6,666.7
Deferred policy acquisition costs	472.3	27.4	499.7
Other assets	35.8	3.9	39.7
Total assets	17,955.4	6.4	17,961.8
Unearned revenue	163.6	(30.2)	133.4
Deferred income tax liability	463.4	(11.4)	452.0
Other liabilities	113.4	83.7	197.1
Total liabilities	15,821.7	42.1	15,863.8
Retained earnings	119.2	(35.7)	83.5
Total shareholder’s equity	2,133.7	(35.7)	2,098.0
Total liabilities and shareholder’s equity	17,955.4	6.4	17,961.8

December 31, 2005
Retained earnings	76.8	(39.0)	37.8
Total shareholder’s equity	2,083.6	(39.0)	2,044.6

January 1, 2005
Retained earnings	97.0	(27.4)	69.6
Total shareholder’s equity	2,110.3	(27.4)	2,082.9

For the year ended December 31, 2006
Premiums	84.0	(13.1)	70.9
Universal life and investment-type product charges	140.8	(2.3)	138.5
Investment management revenues, commissions and other fees	122.2	2.1	124.3
Total revenue	699.0	(13.3)	685.7
Benefits to policyholders	264.2	(11.3)	252.9
Other operating costs and expenses	116.3	8.4	124.7
Amortization of deferred policy acquisition costs and value of business acquired	92.8	(16.5)	76.3
Total benefits and expenses	493.7	(19.4)	474.3
Income before income taxes	205.3	6.1	211.4
Income taxes	67.9	2.8	70.7
Net income	137.4	3.3	140.7

For the year ended December 31, 2005
Premiums	80.8	(3.2)	77.6
Universal life and investment-type product charges	128.4	(2.1)	126.3
Net investment income	343.3	(14.9)	328.4
Investment management revenues, commissions and other fees	113.1	5.6	118.7
Total revenue	676.9	(14.6)	662.3
Benefits to policyholders	265.7	8.3	274.0
Other operating costs and expenses	118.6	2.5	121.1
Amortization of deferred policy acquisition costs and value of business acquired	43.8	(10.9)	32.9
Total benefits and expenses	447.8	(0.1)	447.7
Income before income taxes	229.1	(14.5)	214.6
Income taxes	74.3	(2.9)	71.4
Net income	154.8	(11.6)	143.2

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease’s expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder’s equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS’ merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company’s identifiable net assets acquired by Manulife. Brand name is the fair value of the Company’s trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company’s networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company’s other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders’ fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders’ funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company’s life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company’s financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1- “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company’s financial statements in deferred acquisition costs on the Company’s Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company’s Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company’s income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company’s income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company’s 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company’s income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company’s 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company’s income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company’s income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions (continued)

Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife’s guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife’s guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS’ quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife’s quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Net Investment Income
Fixed maturities - Restated	$276.8	$265.3	$233.1
Equity securities	—	4.6	1.5
Mortgage loans on real estate	57.7	60.1	54.9
Real estate	12.4	10.5	4.5
Policy loans	22.9	20.0	21.3
Short-term investments	19.4	8.5	4.4
Other	(6.5)	4.5	17.6

Gross investment income - Restated	382.7	373.5	337.3
Less investment expenses	15.1	15.3	8.9

Net investment income - Restated	$367.6	$358.2	$328.4

Net realized investment and other gains (losses)
Fixed maturities	$(6.4)	$1.3	$(1.5)
Equity securities	17.6	0.8	1.9
Mortgage loans on real estate and real estate to be disposed of	(0.9)	4.0	0.8
Derivatives and other invested assets	(6.2)	(12.3)	9.8

Net realized investment and other gains (losses)	$4.1	$(6.2)	$11.0

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments (continued)

The Company’s investments in fixed maturities and equity securities are summarized below for the years indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$4,129.2	$44.4	$(44.6)	$4,129.0
Asset-backed and mortgage-backed securities	810.9	6.3	(10.3)	806.9
Obligations of states and political subdivisions	9.2	—	—	9.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	21.9	0.5	—	22.4

Total fixed maturities	4,971.2	51.2	(54.9)	4,967.5
Equity securities available-for-sale	2.3	2.4	(0.2)	4.5

Total fixed maturities and equity securities	$4,973.5	$53.6	$(55.1)	$4,972.0

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities - Restated	$3,710.7	$20.3	$(46.6)	$3,684.4
Asset-backed and mortgage-backed securities	866.5	4.7	(11.5)	859.7
Obligations of states and political subdivisions	2.3	—	—	2.3
U.S. Treasury securities and obligations of U.S. government corporations and agencies	37.2	0.1	—	37.3

Total fixed maturities - Restated	4,616.7	25.1	(58.1)	4,583.7
Equity securities available-for-sale	109.7	13.0	(0.3)	122.4

Total fixed maturities and equity securities - Restated	$4,726.4	$38.1	$(58.4)	$4,706.1

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$270.8	$271.0
Due after one year through five years	1,673.7	1,686.6
Due after five years through ten years	1,221.5	1,214.1
Due after ten years	994.3	988.9

	4,160.3	4,160.6
Asset-backed and mortgage-backed securities	810.9	806.9

Total	$4,971.2	$4,967.5

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife’s Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife’s Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
Federal agency mortgage backed securities	$89.8	$(1.7)	$311.3	$(8.6)	$401.1	$(10.3)
Corporate bonds	600.4	(13.8)	1,055.7	(30.8)	1,656.1	(44.6)

Total, debt securities	690.2	(15.5)	1,367.0	(39.4)	2,057.2	(54.9)
Common stocks	1.5	(0.2)	—	—	1.5	(0.2)

Total	$691.7	$(15.7)	$1,367.0	$(39.4)	$2,058.7	$(55.1)

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
US Treasury obligations and direct obligations of U.S. government agencies	$11.3	$—	$3.0	$—	$14.3	$—
Federal agency mortgage backed securities	99.3	(0.9)	467.9	(10.6)	567.2	(11.5)
Corporate bonds	760.7	(11.3)	1,563.9	(35.3)	2,324.6	(46.6)

Total, debt securities	871.3	(12.2)	2,034.8	(45.9)	2,906.1	(58.1)
Common stocks	1.6	—	1.3	(0.3)	2.9	(0.3)

Total	$872.9	$(12.2)	$2,036.1	$(46.2)	$2,909.0	$(58.4)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2007
Mortgage loans on real estate	$2.8	$1.5	$2.3	$2.0

Total	$2.8	$1.5	$2.3	$2.0

Year ended December 31, 2006
Mortgage loans on real estate	$4.0	$1.4	$2.6	$2.8

Total	$4.0	$1.4	$2.6	$2.8

Years ended December 31, 2005
Mortgage loans on real estate	$3.3	$2.8	$2.1	$4.0

Total	$3.3	$2.8	$2.1	$4.0

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$3.0	$7.4
Provision for losses	(2.0)	(2.8)

Net impaired mortgage loans on real estate	$1.0	$4.6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$5.2	$10.4	$12.5
Interest income recognized on impaired loans	$—	$—	$0.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Expected	$0.1	$0.1	$0.4
Actual	0.1	0.1	0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$176.0	East North Central	$92.6
Hotels	5.3	East South Central	43.3
Industrial	135.8	Middle Atlantic	115.2
Office buildings	140.5	Mountain	74.2
Retail	291.2	New England	78.4
Mixed use	51.1	Pacific	285.2
Agricultural	184.3	South Atlantic	203.0
Other	49.5	West North Central	20.3
		West South Central	120.6
		Canada/Other	0.9

Allowance for losses	(2.0)	Allowance for losses	(2.0)

Total	$1,031.7	Total	$1,031.7

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments (“DIG B36”) and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company’s Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	December 31,
	Notional Amount	2007 Carrying Value	Fair Value	Notional Amount	2006 Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$220.5	$2.5	$2.5	—	—	—
Interest rate cap agreements	150.0	—	—	—	—	—
Embedded derivatives	1.5	—	—	—	—	—

Liabilities:
Derivatives:
Interest rate swap agreements	$1,022.0	$42.1	$42.1	$441.5	$15.7	$15.7
Currency rate swap agreements	24.0	4.6	4.6	21.0	4.9	4.9
Foreign exchange forward agreements	1.0	0.1	0.1	2.0	0.1	0.1
Credit default swaps	8.0	—	—	10.3	0.1	0.1
Embedded derivatives	9.8	0.2	0.2	9.8	0.1	0.1

Note 5—Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal -Restated	$75.8	$23.7	$(8.8)
Foreign	0.5	—	0.5

	76.3	23.7	(8.3)

Deferred taxes:
Federal - Restated	15.5	47.0	79.7

Total income taxes - Restated	$91.8	$70.7	$71.4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes – (continued)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% - Restated	$94.6	$74.0	$75.1
Add (deduct):
Prior year taxes - Restated	1.6	2.7	1.0
Tax credits	(3.2)	(3.1)	(3.1)
Foreign taxes	—	—	0.4
Other - Restated	(1.2)	(2.9)	(2.0)

Total income taxes - Restated	$91.8	$70.7	$71.4

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$276.2	$261.8
Other employee benefits	—	5.7
Unrealized losses	—	6.6
Deferred acquisition costs	(57.3)	40.7
Other	11.8	3.9

Total deferred tax assets	$230.7	$318.7

Deferred tax liabilities:
Lease income	67.0	52.6
Securities and other investments	62.8	115.5
Value of business acquired	519.2	535.6
Other	44.4	67.0

Total deferred tax liabilities	693.4	770.7

Net deferred tax liabilities	$462.7	$452.0

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes - (continued)

The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$95.0
Additions based on tax positions related to the current year	14.7
Reductions based on tax positions related to the current year	—
Additions for tax positions of prior years	0.2
Reductions for tax positions of prior years	(3.5)

Balance as of December 31, 2007	$106.4

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

	2007 Premiums		2006 Premiums		2005 Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$157.0	$157.3	$162.9	$163.0	$174.9	$176.3
Assumed	0.9	0.9	0.7	0.7	0.2	0.2
Ceded - Restated	(99.0)	(99.0)	(92.8)	(92.8)	(98.9)	(98.9)

Net life premiums - Restated	$58.9	$59.2	$70.8	$70.9	$76.2	$77.6

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 – Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder’s Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2005	$33.4	—	$33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million)	(57.0)		(57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.5 million)	(4.6)		(4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $8.7 million)	16.1		16.1

Net unrealized gains (losses)	(45.5)		(45.5)

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of $0.4 million)	—	(0.7)	(0.7)

Balance at December 31, 2005	$(12.1)	$(0.7)	$(12.8)

Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million)	8.2	—	8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.0 million)	(3.7)		(3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $1.5 million)	2.7	—	2.7

Net unrealized gains (losses)	7.2	—	7.2

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.2 million)	—	0.5	0.5

Balance at December 31, 2006	$(4.9)	$(0.2)	$(5.1)

Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)	26.8		26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of $7.7 million)	(14.4)		(14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $1.4 million)	(2.5)		(2.5)

Net unrealized gains (losses)	9.9		9.9

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.0 million)	—	0.2	0.2

Balance at December 31, 2007	$5.0	$—	$5.0

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder’s equity, are summarized as follows:

	2007	2006	2005
	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$(3.7)	$(33.0)	$(27.2)
Equity investments	2.2	12.7	0.1
Other	0.2	—	(0.1)

Total	(1.3)	(20.3)	(27.2)

Amounts of unrealized investment losses (gains) attributable to:
Deferred policy acquisition cost and value of business acquired	8.9	12.8	8.6
Deferred federal income taxes	(2.6)	2.6	6.5

Total	6.3	15.4	15.1

Net unrealized investment (losses) gains	$5.0	$(4.9)	$(12.1)

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners’ “Accounting Practices and Procedures” manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company’s statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company’s statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1— Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2007
Revenues:
Revenue from external customers	$385.3	$19.0	$—	$404.3
Net investment income	359.3	11.6	(3.3)	367.6
Net realized investment gains (losses)	6.8	(0.3)	(2.4)	4.1

Revenues	$751.4	$30.3	$(5.7)	$776.0

Net Income:
Net income	$179.0	$8.1	$(8.6)	$178.5

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10.5	$(0.2)	$—	$10.3
Carrying value of investments accounted for by the equity method	145.4	5.7	—	151.1
Amortization of deferred policy acquisition costs and value of business acquired	51.3	7.8	—	59.1
Income taxes	90.6	0.5	0.7	91.8
Segment assets	$17,235.7	$920.3	$38.2	$18,194.2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2006
Revenues:
Revenue from external customers - Restated	$311.8	$21.9	$—	$333.7
Net investment income	348.0	10.1	0.1	358.2
Net realized investment gains (losses)	(5.9)	(0.1)	(0.2)	(6.2)

Revenues - Restated	$653.9	$31.9	$(0.1)	$685.7

Net Income:
Net income - Restated	$141.9	$0.2	$(1.4)	$140.7

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$12.7	$—	$—	$12.7
Carrying value of investments accounted for by the equity method	138.8	7.5	—	146.3
Amortization of deferred policy acquisition costs and value of business acquired - Restated	66.9	9.4	—	76.3
Income taxes - Restated	71.4	(0.2)	(0.5)	70.7
Segment assets - Restated	$16,897.2	$1,041.1	$23.5	$17,961.8

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2005
Revenues:
Revenue from external customers - Restated	$294.1	$28.8	$—	$322.9
Net investment income - Restated	315.9	13.5	(1.0)	328.4
Net realized investment gains (losses)	9.9	1.3	(0.2)	11.0

Revenues - Restated	$619.9	$43.6	(1.2)	$662.3

Net Income:
Net income - Restated	$136.5	$9.0	$(2.3)	$143.2

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$27.8	$0.6	—	$28.4
Carrying value of investments accounted for by the equity method	243.5	12.7	—	256.2
Amortization of deferred policy acquisition costs and value of business acquired - Restated	23.8	9.1	—	32.9
Income taxes - Restated	70.8	1.8	(1.2)	71.4
The Company operates primarily in the United States. The Company has no reportable major customers.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers’ estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan’s effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company’s derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities - Restated	$4,967.5	$4,967.5	$4,583.7	$4,583.7
Equity securities	4.5	4.5	122.4	122.4
Mortgage loans on real estate	1,031.7	1,016.1	1,056.2	1,042.8
Policy loans	465.3	465.3	441.6	441.6
Cash and cash equivalents	184.9	184.9	265.5	265.5
Derivatives:
Interest rate swap agreements	2.5	2.5	—	—

Liabilities:
Fixed rate deferred and immediate annuities	$198.8	$191.2	$245.1	$245.1
Derivatives:
Interest rate swap agreements	42.1	42.1	15.7	15.7
Currency rate swap agreements	4.6	4.6	4.9	4.9
Foreign exchange forward agreements	0.1	0.1	0.1	0.1
Credit default swaps	—	—	0.1	0.1
Embedded derivatives	0.2	0.2	0.1	0.1

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife’s acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

	Gross Carrying Amount	Accumulated Amortization and Other Changes	Net Carrying Amount
	(in millions)
December 31, 2007
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(8.5)	125.9
VOBA	1,376.3	(100.5)	1,275.8

December 31, 2006
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(5.3)	129.1
VOBA	1,376.3	(77.3)	1,299.0

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively	$2.1	$1.8	$1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively	13.1	16.4	34.4

Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively	$15.2	$18.2	$35.8

	Tax Effect	Net Expense
	(in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2008	$19.5	$36.2
2009	20.4	37.8
2010	21.3	39.5
2011	21.9	40.7
2012	22.4	41.6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

The following tables present the continuity of each of the Company’s unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2007	$368.5	$42.3	$410.8

Balance at December 31, 2007	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2006	$368.5	$42.3	$410.8

Balance at December 31, 2006	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2007	$79.9	$4.8	$84.7

Balance at December 31, 2007	$79.9	$4.8	$84.7

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2006	$79.9	$4.8	$84.7

Balance at December 31, 2006	$79.9	$4.8	$84.7

Amortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2007	$126.6	$2.5	$129.1
Amortization	(3.2)	—	(3.2)

Balance at December 31, 2007	$123.4	$2.5	$125.9

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2006	$129.3	$2.5	$131.8
Amortization	(2.7)	—	(2.7)

Balance at December 31, 2006	$126.6	$2.5	$129.1

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2007	$1,251.4	$47.6	$1,299.0
Amortization	(12.4)	(7.7)	(20.1)
Adjustment to unrealized gains on securities available for sale	(2.2)	(0.9)	(3.1)

Balance at December 31, 2007	$1,236.8	$39.0	$1,275.8

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2006	$1,266.7	$56.5	$1,323.2
Amortization	(16.1)	(9.2)	(25.3)
Adjustment to unrealized gains on securities available for sale	0.8	0.3	1.1

Balance at December 31, 2006	$1,251.4	$47.6	$1,299.0

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

	December 31, 2007	December 31, 2006
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,437.8	$6,231.6
Net amount at risk related to deposits	50.9	81.0
Average attained age of contractholders	46	46

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

	December 31, 2007	December 31, 2006
	(in millions, except for age and percent)
Guaranteed minimum death benefit

Return of net deposits
In the event of death:
Account value	$209.3	$257.4
Net amount at risk	9.4	13.1
Average attained age of contractholders	65	65

Return of net deposits plus a minimum return
In the event of death:
Account value	$112.0	$130.5
Net amount at risk	45.5	47.1
Average attained age of contractholders	67	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$420.8	$506.2
Net amount at risk	30.6	38.8
Average attained age of contractholders	63	64

Guaranteed minimum income benefit
Account value	$47.6	$50.4
Net amount at risk	8.6	8.7
Average attained age of contractholders	63	63

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in millions)
Domestic Equity	$4,374.1	$4,306.1
International Equity	806.6	771.0
Balanced	894.8	988.1
Bonds	769.2	763.8
Money Market	502.1	506.0

Total	$7,346.8	$7,335.0

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	( in millions)
Balance at January 1, 2007	$30.3	$0.9	$31.2
Incurred guaranteed benefits	3.7	—	3.7
Other reserves changes	(0.4)	0.1	(0.3)

Balance at December 31, 2007	$33.6	$1.0	$34.6

Balance at January 1, 2006	$26.1	$0.7	$26.8
Incurred guaranteed benefits	1.9	—	1.9
Other reserves changes	2.3	0.2	2.5

Balance at December 31, 2006	$30.3	$0.9	$31.2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

•	Data used included stochastically generated investment performance scenarios.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above.

•	Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

•

Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

•	Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

•	Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account U (the “Account”), comprised of the following sub-accounts:

500 Index Trust B	Large Cap Value Trust Series 0
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Managed Trust
American Growth Income Trust	Mid Cap Index Trust
American Growth Trust	Mid Cap Intersection Trust
American International Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Cap Value Trust
Capital Appreciation Trust	Mid Value Trust
Classic Value Trust	Money Market Trust B
Core Bond Trust	Natural Resources Trust
Core Equity Trust	Overseas Equity Trust
Dynamic Growth Trust	Pacific Rim Trust
Emerging Growth Trust	Quantitative All Cap Trust
Emerging Markets Value Trust	Quantitative Mid Cap Trust
Emerging Small Company Trust	Quantitative Value Trust
Equity-Income Trust	Real Estate Securities Trust
Financial Services Trust	Real Return Bond Trust
Fundamental Value Trust Series 0	Science & Technology Trust
Global Allocation Trust	Short-Term Bond Trust
Global Bond Trust Series 0	Small Cap Growth Trust
Global Trust	Small Cap Index Trust
Growth & Income Trust	Small Cap Opportunities Trust
Health Sciences Trust Series 0	Small Cap Trust
High Yield Trust	Small Cap Value Trust
Income & Value Trust	Small Company Trust
International Core Trust	Small Company Value Trust
International Equity Index Trust B	Special Value Trust
International Opportunities Trust	Strategic Bond Trust
International Small Cap Trust	Strategic Income Trust
International Value Trust	Strategic Opportunities Trust
Investment Quality Bond Trust	Total Bond Market Trust B
Large Cap Trust	Total Return Trust

Total Stock Market Index Trust	Value Trust
U.S. Core Trust	All Asset Portfolio
U.S. Global Leaders Growth Trust	Brandes International Equity Trust
U.S. Government Securities Trust	CSI Equity Trust
U.S. High Yield Bond Trust	Frontier Capital Appreciation Trust
U.S. Large Cap Trust	Turner Core Growth Trust
Utilities Trust

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account U at December 31, 2007, the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 3,762,396 shares (cost $55,603,921)	$69,641,948
Active Bond Trust - 27,184,914 shares (cost $261,757,882)	255,538,187
All Cap Core Trust - 1,205 shares (cost $22,316)	23,905
All Cap Growth Trust - 6,391 shares (cost $119,571)	127,766
All Cap Value Trust - 16,697 shares (cost $183,796)	135,912
American Blue Chip Income and Growth Trust - 17,847 shares (cost $300,976)	265,569
American Bond Trust - 28,258 shares (cost $379,283)	371,022
American Growth Income Trust - 29,987 shares (cost $572,281)	585,641
American Growth Trust - 133,895 shares (cost $2,960,640)	2,898,823
American International Trust - 62,195 shares (cost $1,557,299)	1,661,216
Blue Chip Growth Trust - 5,624,575 shares (cost $91,158,089)	121,828,304
Capital Appreciation Trust - 2,417,096 shares (cost $21,852,169)	24,315,991
Classic Value Trust - 65,120 shares (cost $973,257)	797,073
Core Bond Trust - 1,273 shares (cost $15,781)	15,945
Core Equity Trust - 603 shares (cost $8,854)	7,994
Dynamic Growth Trust - 11,508 shares (cost $69,542)	76,071
Emerging Growth Trust - 19,385 shares (cost $216,523)	186,869
Emerging Markets Value Trust - 103,098 shares (cost $1,489,794)	1,501,100
Emerging Small Company Trust - 2,144 shares (cost $58,221)	52,626
Equity-Income Trust - 3,401,207 shares (cost $55,477,569)	55,881,830
Financial Services Trust - 117,897 shares (cost $1,806,693)	1,713,043
Fundamental Value Trust Series 0 - 6,780 shares (cost $111,164)	111,533
Global Allocation Trust - 11,995 shares (cost $148,732)	134,103
Global Bond Trust Series 0 - 562,366 shares (cost $8,423,609)	8,525,476
Global Trust - 11,539 shares (cost $215,568)	206,551
Growth & Income Trust - 59,702,833 shares (cost $871,219,920)	756,434,896
Health Sciences Trust Series 0 - 251,552 shares (cost $3,704,826)	3,803,460
High Yield Trust - 585,161 shares (cost $5,860,257)	5,535,625
Income & Value Trust - 19,874 shares (cost $230,714)	215,830
International Core Trust - 90,706 shares (cost $1,288,978)	1,302,531
International Equity Index Trust B - 3,098,229 shares (cost $52,114,503)	65,248,705
International Opportunities Trust - 53,260 shares (cost $970,672)	940,563
International Small Cap Trust - 68,302 shares (cost $1,534,663)	1,279,299
International Value Trust - 76,569 shares (cost $1,375,694)	1,306,271
Investment Quality Bond Trust - 10,859 shares (cost $125,502)	122,487
Large Cap Trust - 8,347 shares (cost $129,382)	120,279
Large Cap Value Trust Series 0 - 76,853 shares (cost $1,748,738)	1,719,964
Lifestyle Aggressive Trust - 529,931 shares (cost $5,934,082)	5,739,151
Lifestyle Balanced Trust - 1,270,677 shares (cost $17,376,112)	17,332,029
Lifestyle Conservative Trust - 28,109 shares (cost $364,082)	366,260
Lifestyle Growth Trust - 2,668,560 shares (cost $36,331,336)	36,772,759
Lifestyle Moderate Trust - 203,527 shares (cost $2,701,842)	2,647,891
Managed Trust - 26,553,847 shares (cost $363,373,889)	336,702,779
Mid Cap Index Trust - 47,053 shares (cost $893,698)	819,198
Mid Cap Intersection Trust - 372 shares (cost $4,791)	4,326

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
Mid Cap Stock Trust - 2,100,085 shares (cost $29,683,443)	$33,664,357
Mid Cap Value Trust - 38,357 shares (cost $602,936)	491,359
Mid Value Trust - 1,261,607 shares (cost $15,227,307)	13,448,728
Money Market Trust B - 76,930,727 shares (cost $76,930,727)	76,930,727
Natural Resources Trust - 133,033 shares (cost $4,159,695)	3,808,732
Overseas Equity Trust - 1,561,313 shares (cost $19,034,297)	21,717,858
Pacific Rim Trust - 122,926 shares (cost $1,511,409)	1,293,179
Quantitative All Cap Trust - 6,219 shares (cost $107,544)	95,779
Quantitative Mid Cap Trust - 5,654 shares (cost $58,835)	48,681
Quantitative Value Trust - 3,023 shares (cost $43,522)	38,609
Real Estate Securities Trust - 3,213,742 shares (cost $61,773,012)	39,657,572
Real Return Bond Trust - 6,358 shares (cost $83,904)	85,323
Science & Technology Trust - 68,091 shares (cost $1,019,990)	1,013,200
Short-Term Bond Trust - 1,154,786 shares (cost $11,463,153)	10,901,181
Small Cap Growth Trust - 3,194,497 shares (cost $29,163,450)	33,031,099
Small Cap Index Trust - 97,896 shares (cost $1,428,882)	1,390,130
Small Cap Opportunities Trust - 16,654 shares (cost $402,271)	341,901
Small Cap Trust - 5,640 shares (cost $75,070)	65,542
Small Cap Value Trust - 712,461 shares (cost $13,339,486)	11,520,487
Small Company Trust - 4,563 shares (cost $64,345)	51,515
Small Company Value Trust - 17,570 shares (cost $363,249)	319,951
Special Value Trust	—
Strategic Bond Trust - 35,398 shares (cost $418,589)	385,133
Strategic Income Trust - 16,352 shares (cost $221,587)	224,182
Strategic Opportunities Trust	—
Total Bond Market Trust B - 2,061,650 shares (cost $20,401,473)	20,266,017
Total Return Trust - 117,405 shares (cost $1,601,241)	1,629,578
Total Stock Market Index Trust - 829,138 shares (cost $9,330,186)	10,762,212
U.S. Core Trust - 14,548 shares (cost $300,922)	282,514
U.S. Global Leaders Growth Trust - 9,779 shares (cost $128,034)	131,622
U.S. Government Securities Trust - 38,384 shares (cost $519,961)	490,931
U.S. High Yield Bond Trust - 9,256 shares (cost $121,007)	115,789
U.S. Large Cap Trust - 14,276 shares (cost $229,734)	227,847
Utilities Trust - 91,610 shares (cost $1,373,586)	1,311,860
Value Trust - 63,239 shares (cost $1,330,411)	1,097,198

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 3,121 shares (cost $36,880)	36,672
Brandes International Equity Trust - 90,994 shares (cost $1,531,409)	1,678,846
CSI Equity Trust - 1,155,820 shares (cost $17,068,509)	18,134,816
Frontier Capital Appreciation Trust - 50,922 shares (cost $1,173,165)	1,259,821
Turner Core Growth Trust - 39,774 shares (cost $678,900)	776,384

$2,093,746,133

John Hancock Variable Life Account U

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Policy Loans
Active Bond Trust	$63,897,291
Blue Chip Growth Trust	22,908,274
Growth & Income Trust	189,052,868
International Equity Index Trust B	7,766,463
Managed Trust	78,079,383
Money Market Trust B	13,935,916
Real Estate Securities Trust	4,584,428

380,224,624

Total assets	$2,473,970,756

Contract Owners’ Equity

Variable universal life insurance contracts	$2,473,970,756

See accompanying notes.

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account

	500 Index Trust B		Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,206,938	$835,946	$22,836,344	$7,204,042
Interest on policy loans	—	—	4,517,057	4,424,795

Total Investment Income	2,206,938	835,946	27,353,401	11,628,837
Expenses:
Mortality and expense risk	172,832	172,601	1,112,784	1,121,057

Net investment income (loss)	2,034,106	663,345	26,240,617	10,507,780

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	5,055,095	986,460	68,791	(473,206)

Realized gains (losses)	5,055,095	986,460	68,791	(473,206)
Unrealized appreciation (depreciation) during the period	(3,073,744)	8,849,655	(12,702,531)	4,768,030

Net increase (decrease) in assets from operations	4,015,457	10,499,460	13,606,877	14,802,604

Changes from principal transactions:
Transfer of net premiums	8,166,615	9,670,987	13,473,396	13,759,933
Transfer on terminations	(15,827,085)	(9,956,177)	(31,723,283)	(32,065,038)
Transfer on policy loans	(1,265,946)	(642,465)	(227,555)	(176,318)
Net interfund transfers	(3,363,761)	(2,947,543)	(980,635)	(228,889)
Net change in policy loans	—	—	174,973	—

Net increase (decrease) in assets from principal transactions	(12,290,177)	(3,875,198)	(19,283,104)	(18,710,312)

Total increase (decrease) in assets	(8,274,720)	6,624,262	(5,676,227)	(3,907,708)
Assets, beginning of period	77,916,668	71,292,406	325,111,705	329,019,413

Assets, end of period	$69,641,948	$77,916,668	$319,435,478	$325,111,705

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,564	$9,011	$344	$81	$149	—
—	—	—	—	—	—

2,564	9,011	344	81	149	—

—	—	—	—	—	—

2,564	9,011	344	81	149	—

—	180	—	—	—	—
(807)	2,252	281	127	3,351	(824)

(807)	2,432	281	127	3,351	(824)
1,031	(637)	(157)	1,553	6,387	1,734

2,788	10,806	468	1,761	9,887	910

11,766	42,956	5,267	4,536	11,701	7,039
(5,746)	(50,471)	(2,388)	(1,955)	(7,546)	(6,436)
(8)	(1,893)	227	368	—	(880)
(54,747)	(225,965)	7	9,944	29,302	72,877
—	—	—	—	—	—

(48,735)	(235,373)	3,113	12,893	33,457	72,600

(45,947)	(224,567)	3,581	14,654	43,344	73,510
82,619	307,186	20,324	5,670	84,422	10,912

$36,672	$82,619	$23,905	$20,324	$127,766	$84,422

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	All Cap Value Trust		American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,467	$143	$6,987	$677
Interest on policy loans	—	—	—	—

Total Investment Income	2,467	143	6,987	677
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,467	143	6,987	677

Realized gains (losses) on investments:
Capital gain distributions	56,438	2,990	51,797	2,084
Net realized gain (loss)	1,495	(2,499)	1,173	1,528

Realized gains (losses)	57,933	491	52,970	3,612
Unrealized appreciation (depreciation) during the period	(50,272)	2,287	(54,123)	18,998

Net increase (decrease) in assets from operations	10,128	2,921	5,834	23,287

Changes from principal transactions:
Transfer of net premiums	10,207	7,041	33,554	15,374
Transfer on terminations	(19,252)	(7,161)	(18,810)	(12,450)
Transfer on policy loans	—	—	—	—
Net interfund transfers	76,532	48,677	(6,749)	128,060
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	67,487	48,557	7,995	130,984

Total increase (decrease) in assets	77,615	51,478	13,829	154,271
Assets, beginning of period	58,297	6,819	251,740	97,469

Assets, end of period	$135,912	$58,297	$265,569	$251,740

(d)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Income Trust		American Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$12,789	—	$16,543	$2,550	$27,601	$3,738
—	—	—	—	—	—

12,789	—	16,543	2,550	27,601	3,738

—	—	—	—	—	—

12,789	—	16,543	2,550	27,601	3,738

96	—	25,793	273	274,126	7,938
2,692	30	11,819	5,440	104,417	32,766

2,788	30	37,612	5,713	378,543	40,704
(8,373)	112	(34,144)	36,884	(197,482)	83,135

7,204	142	20,011	45,147	208,662	127,577

12,709	4,687	78,649	67,237	339,301	351,280
(17,646)	(1,746)	(38,683)	(32,428)	(407,213)	(177,864)
—	—	(6,135)	(540)	(70,345)	(8,731)
361,123	4,549	104,870	149,662	1,000,289	781,639
—	—	—	—	—	—

356,186	7,490	138,701	183,931	862,032	946,324

363,390	7,632	158,712	229,078	1,070,694	1,073,901
7,632	—	426,929	197,851	1,828,129	754,228

$371,022	$7,632	$585,641	$426,929	$2,898,823	$1,828,129

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	American International Trust		Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$30,960	$4,926	$955,023	$273,643
Interest on policy loans	—	—	1,412,822	1,957,052

Total Investment Income	30,960	4,926	2,367,845	2,230,695
Expenses:
Mortality and expense risk	—	—	691,820	654,683

Net investment income (loss)	30,960	4,926	1,676,025	1,576,012

Realized gains (losses) on investments:
Capital gain distributions	122,957	5,656	—	—
Net realized gain (loss)	75,348	26,471	3,515,332	1,831,934

Realized gains (losses)	198,305	32,127	3,515,332	1,831,934
Unrealized appreciation (depreciation) during the period	2,161	81,348	9,663,084	8,009,026

Net increase (decrease) in assets from operations	231,426	118,401	14,854,441	11,416,972

Changes from principal transactions:
Transfer of net premiums	231,440	207,532	6,260,227	9,852,071
Transfer on terminations	(164,142)	(92,677)	(16,336,796)	(14,333,206)
Transfer on policy loans	1,930	(7,950)	(759,058)	(662,013)
Net interfund transfers	275,683	635,808	4,790,130	(3,671,678)
Net change in policy loans	—	—	2,720,084	—

Net increase (decrease) in assets from principal transactions	344,911	742,713	(3,325,413)	(8,814,826)

Total increase (decrease) in assets	576,337	861,114	11,529,028	2,602,146
Assets, beginning of period	1,084,879	223,765	133,207,550	130,605,404

Assets, end of period	$1,661,216	$1,084,879	$144,736,578	$133,207,550

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Capital Appreciation Trust		Classic Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$34,075	$21,540	$88,366	—	$15,267	$8,347
—	—	—	—	—	—

34,075	21,540	88,366	—	15,267	8,347

10,445	8,284	86,627	56,637	—	—

23,630	13,256	1,739	(56,637)	15,267	8,347

231,443	129,714	94,889	81,566	99,604	16,076
143,044	57,223	217,283	(139,843)	7,358	5,534

374,487	186,937	312,172	(58,277)	106,962	21,610
(286,176)	140,705	2,081,505	381,881	(240,024)	65,356

111,941	340,898	2,395,416	266,967	(117,795)	95,313

64,053	74,781	3,115,836	2,483,846	96,423	190,004
(40,921)	(129,583)	(3,436,800)	13,052,091	(128,980)	(71,061)
(53,789)	(552)	(409,013)	(302,311)	372	(4)
(124,406)	185,203	485,929	6,651,626	73,814	564,446
—	—	—	—	—	—

(155,063)	129,849	(244,048)	21,885,252	41,629	683,385

(43,122)	470,747	2,151,368	22,152,219	(76,166)	778,698
1,721,968	1,251,221	22,164,623	12,404	873,239	94,541

$1,678,846	$1,721,968	$24,315,991	$22,164,623	$797,073	$873,239

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Core Bond Trust		Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$907	$269	$3	—
Interest on policy loans	—	—	—	—

Total Investment Income	907	269	3	—
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	907	269	3	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	613	514
Net realized gain (loss)	58	(9)	(62)	(76)

Realized gains (losses)	58	(9)	551	438
Unrealized appreciation (depreciation) during the period	29	87	(1,062)	212

Net increase (decrease) in assets from operations	994	347	(508)	650

Changes from principal transactions:
Transfer of net premiums	1,911	1,455	3,260	4,032
Transfer on terminations	(1,275)	(808)	(1,931)	(2,459)
Transfer on policy loans	(3,338)	—	—	—
Net interfund transfers	8,122	446	(3,102)	133
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	5,420	1,093	(1,773)	1,706

Total increase (decrease) in assets	6,414	1,440	(2,281)	2,356
Assets, beginning of period	9,531	8,091	10,275	7,919

Assets, end of period	$15,945	$9,531	$7,994	$10,275

See accompanying notes.

Sub-Account
CSI Equity Trust		Dynamic Growth Trust		Emerging Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$165,395	$139,039	—	—	$294	—
—	—	—	—	—	—

165,395	139,039	—	—	294	—

—	—	—	—	—	—

165,395	139,039	—	—	294	—

1,599,902	96,035	—	—	42,334	26,435
2,211,777	517,490	733	795	(19,611)	(9,119)

3,811,679	613,525	733	795	22,723	17,316
(2,414,760)	1,919,503	4,849	1,379	(17,438)	(12,839)

1,562,314	2,672,067	5,582	2,174	5,579	4,477

1,672,086	2,154,905	23,798	19,921	27,116	25,716
(1,385,570)	(2,017,198)	(9,518)	(8,746)	(20,694)	(11,696)
(79,440)	(438)	(401)	1	16,948	(57)
(2,699,814)	2,638,380	946	30,282	51,520	63,252
—	—	—	—	—	—

(2,492,738)	2,775,649	14,825	41,458	74,890	77,215

(930,424)	5,447,716	20,407	43,632	80,469	81,692
19,065,240	13,617,524	55,664	12,032	106,400	24,708

$18,134,816	$19,065,240	$76,071	$55,664	$186,869	$106,400

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Emerging Markets Value Trust	Emerging Small Company Trust

	Year Ended Dec. 31/07 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$ 9,736	—	—
Interest on policy loans	—	—	—

Total Investment Income	9,736	—	—
Expenses:
Mortality and expense risk	2,936	—	—

Net investment income (loss)	6,800	—	—

Realized gains (losses) on investments:
Capital gain distributions	31,854	14,675	1,817
Net realized gain (loss)	7,713	(5,528)	(174)

Realized gains (losses)	39,567	9,147	1,643
Unrealized appreciation (depreciation) during the period	11,305	(3,111)	(3,087)

Net increase (decrease) in assets from operations	57,672	6,036	(1,444)

Changes from principal transactions:
Transfer of net premiums	16,649	16,752	13,556
Transfer on terminations	(82,617)	(26,001)	(8,901)
Transfer on policy loans	(1,056)	—	(2)
Net interfund transfers	1,510,452	(416)	31,108
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	1,443,428	(9,665)	35,761

Total increase (decrease) in assets	1,501,100	(3,629)	34,317
Assets, beginning of period	—	56,255	21,938

Assets, end of period	$1,501,100	$52,626	$56,255

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Equity-Income Trust		Financial Services Trust		Frontier Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,735,132	$828,532	$25,573	$7,019	—	—
—	—	—	—	—	—

1,735,132	828,532	25,573	7,019	—	—

180,730	167,535	—	—	7,363	9,569

1,554,402	660,997	25,573	7,019	(7,363)	(9,569)

6,575,632	3,296,001	265,240	31	114,605	122,434
1,234,006	546,631	134,328	48,448	79,823	522,374

7,809,638	3,842,632	399,568	48,479	194,428	644,808
(7,520,102)	4,799,537	(557,587)	280,769	(44,847)	(355,791)

1,843,938	9,303,166	(132,446)	336,267	142,218	279,448

5,614,615	6,653,916	265,284	274,121	41,612	117,864
(7,315,696)	(6,872,066)	(294,460)	(266,723)	(29,525)	(930,148)
(971,210)	(665,535)	(15,029)	(34,095)	(57,026)	(675)
(1,606,322)	(1,983,535)	89,829	(1,159)	(119,043)	(318,826)
—	—	—	—	—	—

(4,278,613)	(2,867,220)	45,624	(27,856)	(163,982)	(1,131,785)

(2,434,675)	6,435,946	(86,822)	308,411	(21,764)	(852,337)
58,316,505	51,880,559	1,799,865	1,491,454	1,281,585	2,133,922

$55,881,830	$58,316,505	$1,713,043	$1,799,865	$1,259,821	$1,281,585

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Fundamental Value Trust Series 0		Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,173	$1,211	$7,145	$169
Interest on policy loans	—	—	—	—

Total Investment Income	2,173	1,211	7,145	169
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,173	1,211	7,145	169

Realized gains (losses) on investments:
Capital gain distributions	5,592	4,648	9,555	—
Net realized gain (loss)	12,940	3,672	927	213

Realized gains (losses)	18,532	8,320	10,482	213
Unrealized appreciation (depreciation) during the period	(14,800)	10,658	(17,272)	2,067

Net increase (decrease) in assets from operations	5,905	20,189	355	2,449

Changes from principal transactions:
Transfer of net premiums	55,457	62,510	9,787	5,150
Transfer on terminations	(58,028)	(33,281)	(7,507)	(3,654)
Transfer on policy loans	(22,742)	—	(1,033)	(1)
Net interfund transfers	(47,301)	36,231	109,594	6,722
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(72,614)	65,460	110,841	8,217

Total increase (decrease) in assets	(66,709)	85,649	111,196	10,666
Assets, beginning of period	178,242	92,593	22,907	12,241

Assets, end of period	$111,533	$178,242	$134,103	$22,907

(f)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Trust		Growth & Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)

$602,552	—	$5,254	$969	$13,799,570	$4,017,662
—	—	—	—	13,065,770	12,647,986

602,552	—	5,254	969	26,865,340	16,665,648

20,028	19,237	—	—	3,288,271	3,207,075

582,524	(19,237)	5,254	969	23,577,069	13,458,573

—	85,447	10,962	—	71,263,676	42,406,774
(18,742)	(64,450)	9,728	5,164	(3,047,378)	(2,262,166)

(18,742)	20,997	20,690	5,164	68,216,298	40,144,608
166,283	320,076	(22,341)	11,826	(49,797,422)	46,107,473

730,065	321,836	3,603	17,959	41,995,945	99,710,654

673,810	912,980	47,604	14,802	36,382,927	40,247,905
(849,021)	(813,784)	(47,670)	(9,323)	(97,426,405)	(94,482,985)
(42,581)	(57,435)	(11,622)	—	(1,744,279)	(1,529,068)
1,374,952	(599,130)	27,188	115,694	(2,245,890)	(4,210,580)
—	—	—	—	2,496,989	—

1,157,160	(557,369)	15,500	121,173	(62,536,658)	(59,974,728)

1,887,225	(235,533)	19,103	139,132	(20,540,713)	39,735,926
6,638,251	6,873,784	187,448	48,316	966,028,477	926,292,551

$8,525,476	$6,638,251	$206,551	$187,448	$945,487,764	$966,028,477

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Health Sciences Trust Series 0		High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$732,135	$386,235
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	732,135	386,235
Expenses:
Mortality and expense risk	—	—	11,434	12,101

Net investment income (loss)	—	—	720,701	374,134

Realized gains (losses) on investments:
Capital gain distributions	655,822	282,091	—	—
Net realized gain (loss)	83,316	91,099	74,607	50,673

Realized gains (losses)	739,138	373,190	74,607	50,673
Unrealized appreciation (depreciation) during the period	(201,729)	(166,695)	(716,122)	141,181

Net increase (decrease) in assets from operations	537,409	206,495	79,186	565,988

Changes from principal transactions:
Transfer of net premiums	479,577	604,457	699,917	792,696
Transfer on terminations	(423,893)	(465,721)	(670,533)	(945,466)
Transfer on policy loans	(14,208)	(39,847)	(32,512)	(47,109)
Net interfund transfers	308,950	(92,107)	(786,990)	(79,539)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	350,426	6,782	(790,118)	(279,418)

Total increase (decrease) in assets	887,835	213,277	(710,932)	286,570
Assets, beginning of period	2,915,625	2,702,348	6,246,557	5,959,987

Assets, end of period	$3,803,460	$2,915,625	$5,535,625	$6,246,557

(e)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

Sub-Account
Income & Value Trust		International Core Trust		International Equity Index Trust B
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$9,762	$256	$29,052	$4,421	$3,079,212	$402,368
—	—	—	—	373,743	268,908

9,762	256	29,052	4,421	3,452,955	671,276

—	—	—	—	286,595	222,634

9,762	256	29,052	4,421	3,166,360	448,642

15,912	—	165,586	33,627	5,849,482	393,511
3,814	226	12,811	1,461	2,750,593	1,798,071

19,726	226	178,397	35,088	8,600,075	2,191,582
(25,654)	10,465	(74,359)	86,312	(3,029,943)	8,892,185

3,834	10,947	133,090	125,821	8,736,492	11,532,409

26,395	27,263	82,116	174,779	333,590	3,778,448
(16,937)	(5,540)	(80,039)	(51,058)	(7,683,683)	(5,297,688)
—	—	(4,487)	25	(579,635)	(336,179)
11,369	147,552	44,262	841,044	10,588,567	2,290,488
—	—	—	—	3,346,775	—

20,827	169,275	41,852	964,790	6,005,614	435,069

24,661	180,222	174,942	1,090,611	14,742,106	11,967,478
191,169	10,947	1,127,589	36,978	58,273,062	46,305,584

$215,830	$191,169	$1,302,531	$1,127,589	$73,015,168	$58,273,062

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	International Opportunities Trust		International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$13,640	$2,803	$30,410	$2,146
Interest on policy loans	—	—	—	—

Total Investment Income	13,640	2,803	30,410	2,146
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	13,640	2,803	30,410	2,146

Realized gains (losses) on investments:
Capital gain distributions	154,704	22,551	277,248	—
Net realized gain (loss)	54,989	13,814	32,200	4,854

Realized gains (losses)	209,693	36,365	309,448	4,854
Unrealized appreciation (depreciation) during the period	(98,536)	56,121	(321,344)	59,355

Net increase (decrease) in assets from operations	124,797	95,289	18,514	66,355

Changes from principal transactions:
Transfer of net premiums	104,720	78,058	175,794	61,871
Transfer on terminations	(134,954)	(63,630)	(160,269)	(37,358)
Transfer on policy loans	(2,819)	(4,244)	(1,468)	(1,076)
Net interfund transfers	199,722	315,680	793,710	214,540
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	166,669	325,864	807,767	237,977

Total increase (decrease) in assets	291,466	421,153	826,281	304,332
Assets, beginning of period	649,097	227,944	453,018	148,686

Assets, end of period	$940,563	$649,097	$1,279,299	$453,018

(r)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

Sub-Account
International Value Trust		Investment Quality Bond Trust		Large Cap Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (r)

$46,318	$3,698	$8,922	$3,320	$ 99,494
—	—	—	—	—

46,318	3,698	8,922	3,320	99,494

—	—	—	—	28,652

46,318	3,698	8,922	3,320	70,842

156,589	8,689	—	—	—
40,727	5,180	(242)	(619)	1,679,380

197,316	13,869	(242)	(619)	1,679,380
(162,619)	89,161	(3,000)	(102)	(1,291,214)

81,015	106,728	5,680	2,599	459,008

137,641	56,586	21,908	16,847	1,376,963
(72,204)	(28,121)	(13,176)	(12,655)	(15,872,198)
(6,718)	124	12	(381)	(75,320)
411,820	505,255	32,966	31,792	(6,995,316)
—	—	—	—	—

470,539	533,844	41,710	35,603	(21,565,871)

551,554	640,572	47,390	38,202	(21,106,863)
754,717	114,145	75,097	36,895	21,106,863

$1,306,271	$754,717	$122,487	$75,097	—

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Large Cap Trust		Large Cap Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,193	$168	$18,325	$4,349
Interest on policy loans	—	—	—	—

Total Investment Income	2,193	168	18,325	4,349
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,193	168	18,325	4,349

Realized gains (losses) on investments:
Capital gain distributions	12,980	968	102,933	70,463
Net realized gain (loss)	18,908	2,016	58,560	21,864

Realized gains (losses)	31,888	2,984	161,493	92,327
Unrealized appreciation (depreciation) during the period	(31,984)	20,845	(131,947)	60,134

Net increase (decrease) in assets from operations	2,097	23,997	47,871	156,810

Changes from principal transactions:
Transfer of net premiums	30,289	9,883	265,104	200,414
Transfer on terminations	(17,903)	(9,523)	(134,869)	(127,829)
Transfer on policy loans	(4,242)	—	(2,317)	(1,659)
Net interfund transfers	(88,276)	130,245	185,132	334,047
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(80,132)	130,605	313,050	404,973

Total increase (decrease) in assets	(78,035)	154,602	360,921	561,783
Assets, beginning of period	198,314	43,712	1,359,043	797,260

Assets, end of period	$120,279	$198,314	$1,719,964	$1,359,043

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust		Lifestyle Balanced Trust		Lifestyle Conservative Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)

$490,468	$187,722	$1,173,247	$371,608	$25,963	$2,757
—	—	—	—	—	—

490,468	187,722	1,173,247	371,608	25,963	2,757

—	—	27,415	9,330	—	—

490,468	187,722	1,145,832	362,278	25,963	2,757

119,666	496,956	28,214	439,085	878	1,654
(173,619)	(50,336)	140,272	(6,731)	146	(372)

(53,953)	446,620	168,486	432,354	1,024	1,282
(60,967)	(185,713)	(411,744)	249,064	(12,197)	13,896

375,548	448,629	902,574	1,043,696	14,790	17,935

1,065,672	1,114,360	2,391,976	2,210,547	53,708	41,112
(761,396)	(506,881)	(1,911,440)	(1,321,462)	(35,074)	(24,199)
11,524	(2,184)	(80,020)	(155,462)	—	—
715,495	1,993,961	4,339,421	4,967,539	56,179	190,736
—	—	—	—	—	—

1,031,295	2,599,256	4,739,937	5,701,162	74,813	207,649

1,406,843	3,047,885	5,642,511	6,744,858	89,603	225,584
4,332,308	1,284,423	11,689,518	4,944,660	276,657	51,073

$5,739,151	$4,332,308	$17,332,029	$11,689,518	$366,260	$276,657

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Lifestyle Growth Trust		Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)

Income:
Dividend income distribution	$2,708,419	$905,214	$154,729	$49,211
Interest on policy loans	—	—	—	—

Total Investment Income	2,708,419	905,214	154,729	49,211
Expenses:
Mortality and expense risk	54,145	28,497	3,394	2,473

Net investment income (loss)	2,654,274	876,717	151,335	46,738

Realized gains (losses) on investments:
Capital gain distributions	171,741	1,027,831	3,481	48,285
Net realized gain (loss)	25,881	33,623	18,032	(7,699)

Realized gains (losses)	197,622	1,061,454	21,513	40,586
Unrealized appreciation (depreciation) during the period	(491,526)	695,996	(94,502)	31,096

Net increase (decrease) in assets from operations	2,360,370	2,634,167	78,346	118,420

Changes from principal transactions:
Transfer of net premiums	7,431,169	6,232,981	398,880	410,736
Transfer on terminations	(4,475,030)	(2,848,443)	(191,361)	(140,401)
Transfer on policy loans	(1,101,614)	(606,807)	(17,921)	(97)
Net interfund transfers	3,382,394	16,624,536	855,587	510,428
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	5,236,919	19,402,267	1,045,185	780,666

Total increase (decrease) in assets	7,597,289	22,036,434	1,123,531	899,086
Assets, beginning of period	29,175,470	7,139,036	1,524,360	625,274

Assets, end of period	$36,772,759	$29,175,470	$2,647,891	$1,524,360

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(j)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(s)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Managed Trust		Mid Cap Core Trust	Mid Cap Index Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$18,829,972	$5,365,076	$3,851	$13,004	$3,374
5,467,894	5,446,741	—	—	—

24,297,866	10,811,817	3,851	13,004	3,374

2,252,632	2,317,116	—	—	—

22,045,234	8,494,701	3,851	13,004	3,374

6,904,786	24,014,900	48,869	114,050	22,622
(228,104)	(110,142)	(32,213)	52,956	15,682

6,676,682	23,904,758	16,656	167,006	38,304
(18,337,715)	(3,407,129)	(2,857)	(111,759)	2,066

10,384,201	28,992,330	17,650	68,251	43,744

28,518,333	22,943,457	28,519	198,708	153,676
(47,595,779)	(45,716,450)	(33,243)	(160,669)	(142,380)
(689,213)	(662,152)	—	11,915	(16,266)
(17,838,790)	(6,623,829)	(184,134)	(120,929)	380,255
(7,263,531)	—	—	—	—

(44,868,980)	(30,058,974)	(188,858)	(70,975)	375,285

(34,484,779)	(1,066,644)	(171,208)	(2,724)	419,029
449,266,941	450,333,585	171,208	821,922	402,893

$414,782,162	$449,266,941	—	$819,198	$821,922

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Mid Cap Intersection Trust	Mid Cap Stock Trust

	Year Ended Dec. 31/07 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$ 1	$2,659	—
Interest on policy loans	—	—	—

Total Investment Income	1	2,659	—
Expenses:
Mortality and expense risk	17	122,647	115,035

Net investment income (loss)	(16)	(119,988)	(115,035)

Realized gains (losses) on investments:
Capital gain distributions	—	8,009,221	1,167,401
Net realized gain (loss)	(22)	1,491,242	1,089,561

Realized gains (losses)	(22)	9,500,463	2,256,962
Unrealized appreciation (depreciation) during the period	(464)	(2,891,568)	1,305,563

Net increase (decrease) in assets from operations	(502)	6,488,907	3,447,490

Changes from principal transactions:
Transfer of net premiums	636	2,531,214	2,728,943
Transfer on terminations	(356)	(4,531,680)	(3,441,094)
Transfer on policy loans	—	(503,464)	(320,419)
Net interfund transfers	4,548	438,047	(950,843)
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	4,828	(2,065,883)	(1,983,413)

Total increase (decrease) in assets	4,326	4,423,024	1,464,077
Assets, beginning of period	—	29,241,333	27,777,256

Assets, end of period	$ 4,326	$33,664,357	$29,241,333

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Value Trust		Mid Value Trust		Money Market Trust B
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$5,186	$2,813	$325,714	$40,564	$3,643,205	$3,553,447
—	—	—	—	934,961	916,293

5,186	2,813	325,714	40,564	4,578,166	4,469,740

—	—	38,158	33,257	400,506	393,435

5,186	2,813	287,556	7,307	4,177,660	4,076,305

124,775	61,189	3,092,439	1,025,092	—	—
3,891	(19,125)	419,798	388,068	—	—

128,666	42,064	3,512,237	1,413,160	—	—
(130,718)	7,477	(3,776,649)	1,013,495	—	—

3,134	52,354	23,144	2,433,962	4,177,660	4,076,305

81,471	69,926	1,445,954	1,847,958	10,574,230	21,636,088
(143,390)	(41,823)	(1,882,264)	(1,692,925)	(13,322,792)	(12,804,448)
(37,086)	(3,765)	(271,098)	(210,690)	(284,096)	(352,437)
40,115	136,301	(181,690)	(631,656)	717,432	(13,465,449)
—	—	—	—	447,460	—

(58,890)	160,639	(889,098)	(687,313)	(1,867,766)	(4,986,246)

(55,756)	212,993	(865,954)	1,746,649	2,309,894	(909,941)
547,115	334,122	14,314,682	12,568,033	88,556,749	89,466,690

$491,359	$547,115	$13,448,728	$14,314,682	$90,866,643	$88,556,749

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Natural Resources Trust		Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$37,172	$12,934	$513,615	$181,243
Interest on policy loans	—	—	—	—

Total Investment Income	37,172	12,934	513,615	181,243
Expenses:
Mortality and expense risk	—	—	72,750	69,646

Net investment income (loss)	37,172	12,934	440,865	111,597

Realized gains (losses) on investments:
Capital gain distributions	1,270,277	408,254	2,546,702	691,420
Net realized gain (loss)	54,121	4,927	1,753,853	1,242,021

Realized gains (losses)	1,324,398	413,181	4,300,555	1,933,441
Unrealized appreciation (depreciation) during the period	(352,060)	(112,226)	(2,267,927)	1,522,792

Net increase (decrease) in assets from operations	1,009,510	313,889	2,473,493	3,567,830

Changes from principal transactions:
Transfer of net premiums	452,593	308,939	1,996,944	2,320,102
Transfer on terminations	(305,904)	(376,214)	(3,054,598)	(2,757,833)
Transfer on policy loans	(11,233)	(18,324)	(324,362)	(289,405)
Net interfund transfers	285,692	651,455	(1,185,969)	(346,526)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	421,148	565,856	(2,567,985)	(1,073,662)

Total increase (decrease) in assets	1,430,658	879,745	(94,492)	2,494,168
Assets, beginning of period	2,378,074	1,498,329	21,812,350	19,318,182

Assets, end of period	$3,808,732	$2,378,074	$21,717,858	$21,812,350

See accompanying notes.

Sub-Account
Pacific Rim Trust		Quantitative All Cap Trust		Quantitative Mid Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$21,006	$7,109	$1,196	$781	$262	—
—	—	—	—	—	—

21,006	7,109	1,196	781	262	—

—	—	—	—	—	—

21,006	7,109	1,196	781	262	—

299,953	—	12,616	3,091	9,520	111,915
14,437	41,338	1,294	(111)	(11,763)	(64,233)

314,390	41,338	13,910	2,980	(2,243)	47,682
(252,764)	4,556	(12,194)	451	3,779	(35,803)

82,632	53,003	2,912	4,212	1,798	11,879

92,049	141,610	19,838	21,509	18,356	53,251
(148,012)	(62,878)	(17,284)	(3,018)	(8,055)	(63,350)
(1,450)	(8,734)	—	—	(1)	(3,433)
404,322	412,063	9,507	56,448	(69,403)	(241,917)
—	—	—	—	—	—

346,909	482,061	12,061	74,939	(59,103)	(255,449)

429,541	535,064	14,973	79,151	(57,305)	(243,570)
863,638	328,574	80,806	1,655	105,986	349,556

$1,293,179	$863,638	$95,779	$80,806	$48,681	$105,986

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Quantitative Value Trust		Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$1,553	$139	$1,376,066	$911,781
Interest on policy loans	—	—	328,335	418,524

Total Investment Income	1,553	139	1,704,401	1,330,305
Expenses:
Mortality and expense risk	—	—	247,151	245,195

Net investment income (loss)	1,553	139	1,457,250	1,085,110

Realized gains (losses) on investments:
Capital gain distributions	8,437	1,186	25,164,826	8,477,817
Net realized gain (loss)	5,557	(413)	(868,512)	1,141,448

Realized gains (losses)	13,994	773	24,296,314	9,619,265
Unrealized appreciation (depreciation) during the period	(16,342)	11,228	(33,308,891)	5,985,631

Net increase (decrease) in assets from operations	(795)	12,140	(7,555,327)	16,690,006

Changes from principal transactions:
Transfer of net premiums	14,882	12,308	3,078,935	3,177,955
Transfer on terminations	(14,921)	(4,199)	(6,473,189)	(7,170,498)
Transfer on policy loans	—	—	(534,628)	(281,763)
Net interfund transfers	(71,444)	87,299	(6,432,501)	652,593
Net change in policy loans	—	—	(302,789)	—

Net increase (decrease) in assets from principal transactions	(71,483)	95,408	(10,664,172)	(3,621,713)

Total increase (decrease) in assets	(72,278)	107,548	(18,219,499)	13,068,293
Assets, beginning of period	110,887	3,339	62,461,499	49,393,206

Assets, end of period	$38,609	$110,887	$44,242,000	$62,461,499

See accompanying notes.

Sub-Account
Real Return Bond Trust		Science & Technology Trust		Short-Term Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$6,925	$7,656	—	—	$1,064,675	$295,222
—	—	—	—	—	—

6,925	7,656	—	—	1,064,675	295,222

—	—	—	—	28,961	20,011

6,925	7,656	—	—	1,035,714	275,211

—	5,670	—	—	—	—
(3,825)	(10,398)	31,175	338	(36,224)	(48,985)

(3,825)	(4,728)	31,175	338	(36,224)	(48,985)
5,157	(3,397)	(12,762)	5,127	(672,276)	185,914

8,257	(469)	18,413	5,465	327,214	412,140

14,845	36,675	163,820	37,472	1,127,697	1,380,761
(7,041)	(27,166)	(33,990)	(10,921)	(1,176,281)	(1,155,609)
(2,658)	(1,868)	(284)	(574)	(52,841)	(60,153)
(78,933)	(168,576)	734,773	60,616	(621,992)	1,844,838
—	—	—	—	—	—

(73,787)	(160,935)	864,319	86,593	(723,417)	2,009,837

(65,530)	(161,404)	882,732	92,058	(396,203)	2,421,977
150,853	312,257	130,468	38,410	11,297,384	8,875,407

$85,323	$150,853	$1,013,200	$130,468	$10,901,181	$11,297,384

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Small Cap Growth Trust		Small Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$26,029	$7,604
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	26,029	7,604
Expenses:
Mortality and expense risk	131,666	124,984	—	—

Net investment income (loss)	(131,666)	(124,984)	26,029	7,604

Realized gains (losses) on investments:
Capital gain distributions	7,281,826	—	190,352	38,472
Net realized gain (loss)	1,403,657	1,302,907	54,027	85,789

Realized gains (losses)	8,685,483	1,302,907	244,379	124,261
Unrealized appreciation (depreciation) during the period	(4,421,311)	2,591,394	(295,051)	93,516

Net increase (decrease) in assets from operations	4,132,506	3,769,317	(24,643)	225,381

Changes from principal transactions:
Transfer of net premiums	3,289,455	3,891,642	211,504	245,885
Transfer on terminations	(4,885,697)	(4,016,062)	(157,210)	(215,990)
Transfer on policy loans	(531,604)	(432,178)	(85,759)	(36,039)
Net interfund transfers	(388,641)	(2,117,855)	35,994	(197,469)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(2,516,487)	(2,674,453)	4,529	(203,613)

Total increase (decrease) in assets	1,616,019	1,094,864	(20,114)	21,768
Assets, beginning of period	31,415,080	30,320,216	1,410,244	1,388,476

Assets, end of period	$33,031,099	$31,415,080	$1,390,130	$1,410,244

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust		Small Cap Trust		Small Cap Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$7,423	$1,944	—	—	$128,445	$12,596
—	—	—	—	—	—

7,423	1,944	—	—	128,445	12,596

—	—	—	—	—	—

7,423	1,944	—	—	128,445	12,596

23,079	6,792	12,050	3,442	2,372,207	2,027,125
(1,239)	(681)	(450)	(887)	427,992	946,162

21,840	6,111	11,600	2,555	2,800,199	2,973,287
(57,960)	(2,792)	(11,422)	1,224	(3,256,505)	(813,018)

(28,697)	5,263	178	3,779	(327,861)	2,172,865

37,223	61,103	26,947	30,042	1,595,921	2,010,533
(28,992)	(19,598)	(16,524)	(19,533)	(1,713,049)	(1,775,061)
(146)	(3,023)	—	(768)	(224,215)	(240,707)
23,265	286,150	(2,054)	6,116	(593,984)	(1,719,969)
—	—	—	—	—	—

31,350	324,632	8,369	15,857	(935,327)	(1,725,204)

2,653	329,895	8,547	19,636	(1,263,188)	447,661
339,248	9,353	56,995	37,359	12,783,675	12,336,014

$341,901	$339,248	$65,542	$56,995	$11,520,487	$12,783,675

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Small Company Trust		Small Company Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	—	—	$595	$133
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	595	133
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	—	—	595	133

Realized gains (losses) on investments:
Capital gain distributions	8,399	4,333	50,334	17,307
Net realized gain (loss)	(2,115)	235	2,919	(594)

Realized gains (losses)	6,284	4,568	53,253	16,713
Unrealized appreciation (depreciation) during the period	(10,380)	(3,122)	(58,254)	11,921

Net increase (decrease) in assets from operations	(4,096)	1,446	(4,406)	28,767

Changes from principal transactions:
Transfer of net premiums	11,616	13,558	78,134	58,994
Transfer on terminations	(9,869)	(7,167)	(41,432)	(40,980)
Transfer on policy loans	15,605	(73)	16,305	(109)
Net interfund transfers	(5,316)	9,155	(63,285)	200,334
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	12,036	15,473	(10,278)	218,239

Total increase (decrease) in assets	7,940	16,919	(14,684)	247,006
Assets, beginning of period	43,575	26,656	334,635	87,629

Assets, end of period	$51,515	$43,575	$319,951	$334,635

(o)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

Sub-Account
Special Value Trust		Strategic Bond Trust		Strategic Income Trust
Year Ended Dec. 31/07 (o)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$197	$1	$36,636	$4,709	$4,672	$4,226
—	—	—	—	—	—

197	1	36,636	4,709	4,672	4,226

—	—	—	—	—	—

197	1	36,636	4,709	4,672	4,226

2,592	171	—	—	—	22
(2,513)	399	(1,197)	(845)	418	(427)

79	570	(1,197)	(845)	418	(405)
(375)	350	(35,966)	2,192	3,564	436

(99)	921	(527)	6,056	8,654	4,257

4,086	3,629	37,339	26,735	29,174	21,273
(1,477)	(2,039)	(49,786)	(15,700)	(15,637)	(14,752)
—	—	(1,497)	—	—	—
(8,206)	2,782	304,227	29,219	70,287	58,221
—	—	—	—	—	—

(5,597)	4,372	290,283	40,254	83,824	64,742

(5,696)	5,293	289,756	46,310	92,478	68,999
5,696	403	95,377	49,067	131,704	62,705

—	$5,696	$385,133	$95,377	$224,182	$131,704

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Strategic Opportunities Trust		Strategic Value Trust

	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (t)

Income:
Dividend income distribution	$260	$5	$450
Interest on policy loans	—	—	—

Total Investment Income	260	5	450
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	260	5	450

Realized gains (losses) on investments:
Capital gain distributions	—	—	3,927
Net realized gain (loss)	4,194	16,012	(3,041)

Realized gains (losses)	4,194	16,012	886
Unrealized appreciation (depreciation) during the period	(2,313)	(2,530)	143

Net increase (decrease) in assets from operations	2,141	13,487	1,479

Changes from principal transactions:
Transfer of net premiums	3,964	11,513	4,197
Transfer on terminations	(2,869)	(8,636)	(1,866)
Transfer on policy loans	—	—	—
Net interfund transfers	(30,156)	(119,628)	(15,304)
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(29,061)	(116,751)	(12,973)

Total increase (decrease) in assets	(26,920)	(103,264)	(11,494)
Assets, beginning of period	26,920	130,184	11,494

Assets, end of period	—	$26,920	—

(n)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(t)	Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.

(p)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Bond Market Trust B		Total Return Trust		Total Stock Market Index Trust
Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,691,042	$435,243	$117,900	$49,520	$250,809	$102,259
—	—	—	—	—	—

1,691,042	435,243	117,900	49,520	250,809	102,259

20,852	18,757	—	—	—	—

1,670,190	416,486	117,900	49,520	250,809	102,259

—	—	—	—	415,097	52,572
(91,541)	(51,728)	10,129	(441)	418,728	291,726

(91,541)	(51,728)	10,129	(441)	833,825	344,298
(263,573)	151,921	3,402	12,908	(524,043)	1,021,995

1,315,076	516,679	131,431	61,987	560,591	1,468,552

1,929,871	2,433,779	266,864	394,723	1,595,157	1,865,928
(1,219,199)	(1,536,976)	(228,164)	(237,533)	(1,549,332)	(1,512,578)
(113,996)	(145,835)	(11,768)	(8,790)	(203,333)	(161,489)
3,616,916	1,313,787	(417,347)	409,283	(375,604)	(1,248,247)
—	—	—	—	—	—

4,213,592	2,064,755	(390,415)	557,683	(533,112)	(1,056,386)

5,528,668	2,581,434	(258,984)	619,670	27,479	412,166
14,737,349	12,155,915	1,888,562	1,268,892	10,734,733	10,322,567

$20,266,017	$14,737,349	$1,629,578	$1,888,562	$10,762,212	$10,734,733

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Turner Core Growth Trust		U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)

Income:
Dividend income distribution	$2,757	$5,859	$6,553	$3,909
Interest on policy loans	—	—	—	—

Total Investment Income	2,757	5,859	6,553	3,909
Expenses:
Mortality and expense risk	4,809	3,245	—	—

Net investment income (loss)	(2,052)	2,614	6,553	3,909

Realized gains (losses) on investments:
Capital gain distributions	57,858	38,489	26,339	37,885
Net realized gain (loss)	151,387	15,378	(2,269)	(38,508)

Realized gains (losses)	209,245	53,867	24,070	(623)
Unrealized appreciation (depreciation) during the period	(51,951)	1,791	(26,847)	8,545

Net increase (decrease) in assets from operations	155,242	58,272	3,776	11,831

Changes from principal transactions:
Transfer of net premiums	30,264	52,084	83,522	135,417
Transfer on terminations	(29,795)	(42,499)	(70,223)	(49,849)
Transfer on policy loans	(49,509)	(515)	—	—
Net interfund transfers	(327,626)	194,447	(5,505)	94,600
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(376,666)	203,517	7,794	180,168

Total increase (decrease) in assets	(221,424)	261,789	11,570	191,999
Assets, beginning of period	997,808	736,019	270,944	78,945

Assets, end of period	$776,384	$997,808	$282,514	$270,944

(l)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Global Leaders Growth Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,713	$3	$39,205	$3,560	$11,313	$4,789
—	—	—	—	—	—

1,713	3	39,205	3,560	11,313	4,789

—	—	—	—	—	—

1,713	3	39,205	3,560	11,313	4,789

—	635	—	—	—	—
92	140	(754)	(212)	683	110

92	775	(754)	(212)	683	110
2,076	1,902	(29,127)	(199)	(8,997)	3,540

3,881	2,680	9,324	3,149	2,999	8,439

32,962	32,322	62,776	9,254	20,583	9,564
(55,211)	(12,742)	(28,226)	(9,974)	(24,627)	(16,985)
(3)	23	—	—	(12)	(11)
54,645	17,442	370,687	28,529	16,715	27,539
—	—	—	—	—	—

32,393	37,045	405,237	27,809	12,659	20,107

36,274	39,725	414,561	30,958	15,658	28,546
95,348	55,623	76,370	45,412	100,131	71,585

$131,622	$95,348	$490,931	$76,370	$115,789	$100,131

John Hancock Variable Life Account U

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	U.S. Large Cap Trust		Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$2,874	$2,238	$18,392	$6,707
Interest on policy loans	—	—	—	—

Total Investment Income	2,874	2,238	18,392	6,707
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	2,874	2,238	18,392	6,707

Realized gains (losses) on investments:
Capital gain distributions	—	—	229,184	34,438
Net realized gain (loss)	19,130	14,478	46,450	2,752

Realized gains (losses)	19,130	14,478	275,634	37,190
Unrealized appreciation (depreciation) during the period	(14,672)	5,759	(118,919)	50,591

Net increase (decrease) in assets from operations	7,332	22,475	175,107	94,488

Changes from principal transactions:
Transfer of net premiums	21,150	20,198	165,280	77,042
Transfer on terminations	(28,536)	(36,103)	(78,191)	(47,043)
Transfer on policy loans	(2,499)	—	(15,275)	(2,436)
Net interfund transfers	3,163	22,336	557,303	193,633
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(6,722)	6,431	629,117	221,196

Total increase (decrease) in assets	610	28,906	804,224	315,684
Assets, beginning of period	227,237	198,331	507,636	191,952

Assets, end of period	$227,847	$227,237	$1,311,860	$507,636

See accompanying notes.

Sub-Account
Value Trust		Total
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$11,371	$1,531	$79,313,343	$26,818,560
—	—	26,100,582	26,080,299

11,371	1,531	105,413,925	52,898,859

—	—	9,276,968	9,061,046

11,371	1,531	96,136,957	43,837,813

256,978	51,899	147,090,916	87,469,259
(801)	783	18,065,180	11,495,960

256,177	52,682	165,156,096	98,965,219
(240,140)	4,813	(142,543,224)	93,910,192

27,408	59,026	118,749,829	236,713,224

137,824	33,699	150,464,389	172,778,401
(52,721)	(31,833)	(281,676,942)	(262,281,655)
262	(6,608)	(11,466,497)	(8,629,351)
545,030	344,480	(418,303)	(613,166)
—	—	1,619,961	—

630,395	339,738	(141,477,392)	(98,745,771)

657,803	398,764	(22,727,563)	137,967,453
439,395	40,631	2,496,698,319	2,358,730,866

$1,097,198	$439,395	$2,473,970,756	$2,496,698,319

John Hancock Variable Life Account U

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Variable Life Account U is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty-three active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and five sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New	Effective Date
Emerging Markets Value Trust	April 30, 2007

Mid Cap Intersection Trust	April 30, 2007

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007

Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.6%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter).

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

7.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$8,298,478	$18,554,549
Active Bond Trust	29,948,609	23,166,069
All Cap Core Trust	5,133	1,675
All Cap Growth Trust	69,278	35,672
All Cap Value Trust	159,072	32,680
American Blue Chip Income and Growth Trust	161,130	94,353
American Bond Trust	591,388	222,318
American Growth Income Trust	243,024	61,987
American Growth Trust	1,774,821	611,062
American International Trust	865,088	366,261
Blue Chip Growth Trust	9,904,782	14,274,255
Capital Appreciation Trust	3,467,354	3,614,775
Classic Value Trust	361,645	205,145
Core Bond Trust	10,480	4,153
Core Equity Trust	2,756	3,913
Dynamic Growth Trust	20,381	5,556

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Emerging Growth Trust	$172,745	$55,227
Emerging Markets Value Trust	1,593,419	111,338
Emerging Small Company Trust	42,576	37,566
Equity-Income Trust	12,679,286	8,827,865
Financial Services Trust	819,898	483,462
Fundamental Value Trust Series 0	74,038	138,887
Global Allocation Trust	135,633	8,093
Global Bond Trust Series 0	3,679,777	1,940,093
Global Trust	109,137	77,421
Growth & Income Trust	94,591,773	64,784,675
Health Sciences Trust Series 0	1,436,177	429,928
High Yield Trust	2,581,345	2,650,763
Income & Value Trust	115,461	68,960
International Core Trust	327,908	91,418
International Equity Index Trust B	20,273,100	8,598,420
International Opportunities Trust	663,359	328,346
International Small Cap Trust	1,603,785	488,360
International Value Trust	1,048,396	374,949
Investment Quality Bond Trust	69,571	18,939
Large Cap Trust	123,554	188,513
Large Cap Value Trust Series 0	982,433	548,126
Lifestyle Aggressive Trust	2,604,067	962,637
Lifestyle Balanced Trust	8,460,180	2,546,197
Lifestyle Conservative Trust	124,039	22,386
Lifestyle Growth Trust	13,986,409	5,923,475
Lifestyle Moderate Trust	1,845,408	645,406
Managed Trust	30,991,419	39,646,848
Mid Cap Index Trust	551,170	495,092
Mid Cap Intersection Trust	5,186	372
Mid Cap Stock Trust	10,917,048	5,093,698
Mid Cap Value Trust	393,250	322,178
Mid Value Trust	6,068,558	3,577,661
Money Market Trust B	28,355,498	26,493,065
Natural Resources Trust	2,615,734	887,138
Overseas Equity Trust	5,873,502	5,453,920
Pacific Rim Trust	888,936	221,068
Quantitative All Cap Trust	43,699	17,826
Quantitative Mid Cap Trust	27,625	76,946
Quantitative Value Trust	26,914	88,407
Real Estate Securities Trust	29,073,929	12,813,236
Real Return Bond Trust	41,323	108,184
Science & Technology Trust	1,435,893	571,574
Short-Term Bond Trust	2,189,052	1,876,755
Small Cap Growth Trust	9,749,322	5,115,648
Small Cap Index Trust	470,698	249,788
Small Cap Opportunities Trust	97,536	35,683
Small Cap Trust	30,274	9,854
Small Cap Value Trust	3,721,924	2,156,599
Small Company Trust	48,797	28,362
Small Company Value Trust	181,486	140,834
Special Value Trust	14,675	17,483

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Strategic Bond Trust	$410,894	$83,976
Strategic Income Trust	119,393	30,897
Strategic Opportunities Trust	6,376	35,178
Total Bond Market Trust B	10,362,179	4,478,397
Total Return Trust	345,187	617,701
Total Stock Market Index Trust	1,906,452	1,773,659
U.S. Core Trust	101,488	60,802
U.S. Global Leaders Growth Trust	83,400	49,295
U.S. Government Securities Trust	469,537	25,095
U.S. High Yield Bond Trust	50,724	26,752
U.S. Large Cap Trust	208,679	212,527
Utilities Trust	1,119,235	242,541
Value Trust	991,724	92,980
All Asset Portfolio	28,864	75,034
Brandes International Equity Trust	478,819	378,810
CSI Equity Trust	6,226,729	6,954,170
Frontier Capital Appreciation Trust	285,300	342,039
Turner Core Growth Trust	233,691	554,551

	$383,269,012	$283,138,496

8.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manulife Financial Corporation, which can be terminated by either party upon two months’ notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHVLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

9.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	500 Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,689	3,170	3,347	2,918	2,574

Unit Fair Value $	24.73 to 26.53	23.64 to 25.20	20.58 to 21.81	19.78 to 20.84	17.98 to 18.82
Assets, end of year $ (000’s)	69,642	77,917	71,292	59,294	47,223
Investment income ratio*	2.87%	1.14%	0.43%	1.84%	3.09%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.63% to 5.25%	14.87% to 15.56%	4.03% to 4.65%	10.04 to 10.70%	27.66% to 28.42%

(c) Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account

	Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	565	615	616	612	614

Unit Fair Value $	35.77 to 44.78	8.38 to 43.05	8.05 to 41.42	32.64 to 40.14	31.35 to 38.32
Assets, end of year $ (000’s)	319,435	325,112	329,019	333,810	332,973
Investment income ratio*	8.83%	2.77%	1.30%	2.77%	3.53%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	3.41% to 4.03%	3.92% to 4.54%	0.98% to 2.54%	4.12% to 4.75%	5.84% to 6.48%

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

			All Asset Portfolio

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3	8	29

Unit Fair Value $	11.84	10.97	10.51
Assets, end of year $ (000’s)	37	83	307
Investment income ratio*	6.37%	3.65%	5.62%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.00%	4.36%	5.08%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

			All Cap Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2	2	1

Unit Fair Value $	13.34	12.98	11.31
Assets, end of year $ (000’s)	24	20	6
Investment income ratio*	1.53%	0.58%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	2.70%	14.77%	13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	All Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	9	7	1

Unit Fair Value $	13.92	12.42	11.65
Assets, end of year $ (000’s)	128	84	11
Investment income ratio*	0.18%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	12.08%	6.63%	16.48%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	5	1

Unit Fair Value $	13.74	12.64	11.11
Assets, end of year $ (000’s)	136	58	7
Investment income ratio*	2.06%	0.33%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.68%	13.82%	11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	20	19	9

Unit Fair Value $	13.21	12.99	9.9 to 11.26
Assets, end of year $ (000’s)	266	252	97
Investment income ratio*	2.43%	0.47%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.65%	16.99%	11.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)

Units, end of year (000’s)	33	1

Unit Fair Value $	11.10	10.78
Assets, end of year $ (000’s)	371	8
Investment income ratio*	4.86%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%
Total return lowest to highest***	2.96%	6.57%

(d)	Fund available in prior year but no activity.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American Growth Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	44	34	18

Unit Fair Value $	13.20	12.61	10.99
Assets, end of year $ (000’s)	586	427	198
Investment income ratio*	3.08%	0.85%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.64%	14.80%	9.87%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	197	139	63

Unit Fair Value $	14.71	13.15	11.97
Assets, end of year $ (000’s)	2,899	1,828	754
Investment income ratio*	1.24%	0.27%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.94%	9.80%	19.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	American International Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	94	74	18

Unit Fair Value $	17.60	14.72	12.41
Assets, end of year $ (000’s)	1,661	1,085	224
Investment income ratio*	2.34%	0.70%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	19.58%	18.54%	24.15%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	763	802	871

Unit Fair Value $	64.34 to 69.05	6.34 to 61.21	5.81 to 55.85
Assets, end of year $ (000’s)	144,737	133,208	130,605
Investment income ratio*	0.81%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	12.14% to 12.81%	8.93% to 9.59%	13.10% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Brandes International Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	48	53	48	44	51

Unit Fair Value $	35.05 to 36.97	32.64 to 34.23	25.90 to 27.00	19.69 to 23.57	19.12 to 19.69
Assets, end of year $ (000’s)	1,679	1,722	1,251	1,047	977
Investment income ratio*	1.90%	1.50%	1.46%	1.16%	1.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	7.36% to 8.01%	26.03% to 26.78%	9.89% to 10.5%	23.26% to 23.99%	46.54% to 47.42%

	Sub-Account

	Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,738	1,763	1

Unit Fair Value $	13.89 to 14.05	12.43 to 12.65	12.15
Assets, end of year $ (000’s)	24,316	22,165	12
Investment income ratio*	0.39%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00%
Total return lowest to highest***	11.03% to 11.70%	1.27% to 2.38%	21.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Classic Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	70	67	8

Unit Fair Value $	11.44	13.09	11.27
Assets, end of year $ (000’s)	797	873	95
Investment income ratio*	1.58%	1.43%	1.35%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(12.58%)	16.14%	12.71%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Core Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1	1	1

Unit Fair Value $	11.15	10.48	10.10
Assets, end of year $ (000’s)	16	10	8
Investment income ratio*	6.15%	3.09%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.36%	3.76%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1	1	1

Unit Fair Value $	11.59	12.31	11.54
Assets, end of year $ (000’s)	8	10	8
Investment income ratio*	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(5.85%)	6.73%	15.37%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	CSI Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	981	1,121	944	692	560

Unit Fair Value $	18.48	17.01	14.43	14.00	12.43
Assets, end of year $ (000’s)	18,135	19,065	13,618	9,518	6,960
Investment income ratio*	0.88%	0.88%	0.65%	0.71%	0.24%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	8.61%	17.90%	4.90%	10.64%	25.22%

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Dynamic Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	5	4	1

Unit Fair Value $	14.19	12.96	11.70
Assets, end of year $ (000’s)	76	56	12
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.44%	10.83%	16.96%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Emerging Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	13	8	2

Unit Fair Value $	13.88	13.34	11.96
Assets, end of year $ (000’s)	187	106	25
Investment income ratio*	0.21%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.02%	11.59%	19.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Emerging Markets Value Trust

	Year Ended Dec. 31/07 (u)

Units, end of year (000’s)	126

Unit Fair Value $	11.95 to 11.99
Assets, end of year $ (000’s)	1,501
Investment income ratio*	1.11%
Expense ratio lowest to highest**	0.00% to 0.60%
Total return lowest to highest***	19.46% to 19.94%

(u) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account

	Emerging Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4	5	2

Unit Fair Value $	12.83	11.87	11.59
Assets, end of year $ (000’s)	53	56	22
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.08%	2.44%	15.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Equity-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,913	2,058	2,174

Unit Fair Value $	28.25 to 30.29	27.49 to 29.30	23.23 to 24.61
Assets, end of year $ (000’s)	55,882	58,317	51,881
Investment income ratio*	2.94%	1.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	2.78% to 3.39%	18.34% to 19.05%	6.42% to 6.85%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Financial Services Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	80	79	80

Unit Fair Value $	21.29	22.83	18.53
Assets, end of year $ (000’s)	1,713	1,800	1,491
Investment income ratio*	1.39%	0.44%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(6.73%)	23.16%	14.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Frontier Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	31	34	66	72	66

Unit Fair Value $	40.95 to 44.99	36.81 to 40.20	31.83 to 34.55	27.81 to 30.01	25.59 to 27.45
Assets, end of year $ (000’s)	1,260	1,282	2,134	2,045	1,709
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	11.25% to 11.92%	15.65% to 16.35%	14.44% to 15.13%	8.68% to 9.33%	54.96% to 55.89%

	Sub-Account

	Fundamental Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8	14	8

Unit Fair Value $	13.20	12.68	11.07
Assets, end of year $ (000’s)	112	178	93
Investment income ratio*	1.89%	0.85%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.08%	14.55%	10.72%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	2	1

Unit Fair Value $	12.93	12.31	10.84
Assets, end of year $ (000’s)	134	23	12
Investment income ratio*	13.25%	0.92%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.06%	13.58%	8.40%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Bond Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	393	335	365

Unit Fair Value $	20.86 to 22.37	19.15 to 20.41	18.30 to 19.39
Assets, end of year $ (000’s)	8,525	6,638	6,874
Investment income ratio*	7.75%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	8.95% to 9.61%	4.64% to 5.27%	(6.35%) to (5.97%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Global Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	15	14	4

Unit Fair Value $	13.75	13.57	11.27
Assets, end of year $ (000’s)	207	187	48
Investment income ratio*	2.47%	0.96%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.32%	20.42%	12.69%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Growth & Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,417	1,537	1,616	1,640	1,623

Unit Fair Value $	65.50 to 82.20	17.54 to 78.98	15.64 to 70.07	52.16 to 64.29	47.29 to 57.94
Assets, end of year $ (000’s)	945,488	966,028	926,293	899,069	853,551
Investment income ratio*	1.76%	0.54%	0.17%	0.87%	0.70%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	3.45% to 4.07%	12.05% to 12.72%	(3.20%) to 8.98%	10.29% to 10.96%	23.61% to 24.35%

(f)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Health Sciences Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	220	199	200

Unit Fair Value $	17.26	14.66	13.52
Assets, end of year $ (000’s)	3,803	2,916	2,702
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	17.73%	8.44%	23.11%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	432	497	522

Unit Fair Value $	12.29 to 13.03	12.17 to 12.82	11.08 to 11.61
Assets, end of year $ (000’s)	5,536	6,247	5,960
Investment income ratio*	12.50%	6.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	1.03% to 1.64%	9.79% to 10.48%	6.16% to 6.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Income & Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	18	16	1

Unit Fair Value $	11.93	11.80	10.85
Assets, end of year $ (000’s)	216	191	11
Investment income ratio*	4.38%	0.34%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.12%	8.77%	8.49%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	79	76	3

Unit Fair Value $	16.55	14.84	11.89
Assets, end of year $ (000’s)	1,303	1,128	37
Investment income ratio*	2.29%	0.63%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.46%	24.81%	18.93%

(e)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	International Equity Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	768	748	785	586	517

Unit Fair Value $	43.05 to 47.69	3.91 to 41.18	3.09 to 32.39	25.48 to 27.73	21.32 to 23.06
Assets, end of year $ (000’s)	73,015	58,273	46,306	34,221	27,042
Investment income ratio*	5.07%	0.85%	1.12%	1.99%	2.61%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	15.13% to 15.82%	26.35% to 27.11%	16.14% to 19.03%	19.53% to 20.25%	41.14% to 41.99%

	Sub-Account

	International Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	51	42	18

Unit Fair Value $	18.51	15.41	12.43
Assets, end of year $ (000’s)	941	649	228
Investment income ratio*	1.83%	0.59%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	20.10%	23.96%	24.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	81	32	13

Unit Fair Value $	15.73	14.27	11.18
Assets, end of year $ (000’s)	1,279	453	149
Investment income ratio*	3.11%	0.87%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	10.20%	27.73%	11.75%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	82	52	10

Unit Fair Value $	15.95	14.55	11.23
Assets, end of year $ (000’s)	1,306	755	114
Investment income ratio*	4.80%	1.04%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.61%	29.61%	12.25%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Investment Quality Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	11	7	4

Unit Fair Value $	11.15	10.50	10.13
Assets, end of year $ (000’s)	122	75	37
Investment income ratio*	10.12%	5.26%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.23%	3.64%	1.27%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	9	16	4

Unit Fair Value $	12.96	12.77	11.16
Assets, end of year $ (000’s)	120	198	44
Investment income ratio*	1.18%	0.17%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.53%	14.38%	11.62%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Large Cap Value Trust Series 0

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	123	101	69

Unit Fair Value $	14.03	13.43	11.58
Assets, end of year $ (000’s)	1,720	1,359	797
Investment income ratio*	1.15%	0.41%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	4.45%	16.03%	15.78%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Aggressive Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	396	325	111

Unit Fair Value $	14.50	13.34	11.55
Assets, end of year $ (000’s)	5,739	4,332	1,284
Investment income ratio*	9.56%	6.00%	0.04%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.66%	15.48%	15.55%

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Lifestyle Balanced Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,320	947	451

Unit Fair Value $	12.98 to 13.19	12.25 to 12.37	10.92 to 10.97
Assets, end of year $ (000’s)	17,332	11,690	4,945
Investment income ratio*	7.46%	4.58%	0.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	5.97% to 6.60%	12.12% to 12.80%	9.23% to 9.67%

(h) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Conservative Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	31	25	5

Unit Fair Value $	11.81	11.21	10.34
Assets, end of year $ (000’s)	366	277	51
Investment income ratio*	8.53%	1.48%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.35%	8.44%	3.39%

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Lifestyle Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2,685	2,286	634

Unit Fair Value $	13.54 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of year $ (000’s)	36,773	29,175	7,139
Investment income ratio*	7.95%	4.52%	0.14%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	6.91% to 7.55%	12.90% to 13.58%	12.18% to 12.62%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	216	131	59

Unit Fair Value $	12.14 to 12.33	11.59 to 11.71	10.55 to 10.60
Assets, end of year $ (000’s)	2,648	1,524	625
Investment income ratio*	7.80%	4.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.71% to 5.34%	9.83% to 10.49%	5.52% to 5.96%

(j)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Managed Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,125	1,276	1,410	1,458	1,511

Unit Fair Value $	46.18 to 57.27	05.43 to 56.17	5.08 to 52.26	41.78 to 50.88	38.85 to 47.03
Assets, end of year $ (000’s)	414,782	449,267	450,334	459,357	447,938
Investment income ratio*	5.32%	1.49%	0.59%	1.54%	2.64%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	1.35% to 1.95%	6.84% to 7.48%	(2.12%) to 2.71%	7.54% to 8.18%	18.29% to 19%

	Sub-Account

	Mid Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	55	59	32

Unit Fair Value $	15.02	13.97	12.73
Assets, end of year $ (000’s)	819	822	403
Investment income ratio*	1.39%	0.61%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	7.55%	9.74%	17.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account

Mid Cap Intersection Trust

Year Ended Dec. 31/07 (u)

Units, end of year (000’s)	—

Unit Fair Value $	09.28 to 09.31
Assets, end of year $ (000’s)	4
Investment income ratio*	0.01%
Expense ratio lowest to highest**	0.00% to 0.60%
Total return lowest to highest***	(7.24%) to (6.87%)

(u)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account

	Mid Cap Stock Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	721	772	832

Unit Fair Value $	45.40 to 49.27	36.96 to 39.87	32.71 to 35.07
Assets, end of year $ (000’s)	33,664	29,241	27,777
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	22.85% to 23.59%	12.98% to 13.66%	26.72% to 27.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Mid Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	39	43	30

Unit Fair Value $	12.76	12.67	11.28
Assets, end of year $ (000’s)	491	547	334
Investment income ratio*	1.08%	0.67%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.72%	12.30%	12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (y)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	635	677	714	670	450

Unit Fair Value $	20.49 to 21.71	20.51 to 21.60	17.14 to 17.95	16.06 to 16.72	13.61 to 14.08
Assets, end of year $ (000’s)	13,449	14,315	12,568	11,001	6,228
Investment income ratio*	2.17%	0.31%	0.04%	0.42%	4.70%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	(0.09%) to 0.51%	19.62% to 20.34%	6.75% to 7.38%	18.03% to 18.74%	44.29% to 45.15%

(y)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (m)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	1,602	1,605	1,764	1,674	2,164

Unit Fair Value $	16.90 to 22.30	3.76 to 21.40	3.61 to 20.56	14.96 to 20.09	14.80 to 19.99
Assets, end of year $ (000’s)	90,867	88,557	89,467	88,468	99,503
Investment income ratio*	4.72%	4.61%	2.93%	0.90%	0.81%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	4.21% to 4.82%	4.08% to 4.70%	0.74% to 2.96%	0.47% to 1.08%	0.35% to 0.95%

(m) Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	160	141	108

Unit Fair Value $	23.82	16.92	13.83
Assets, end of year $ (000’s)	3,809	2,378	1,498
Investment income ratio*	1.23%	0.57%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	40.81%	22.32%	38.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (z)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,054	1,188	1,257	1,335	592

Unit Fair Value $	19.99 to 21.43	17.87 to 19.04	15.01 to 15.90	12.75 to 13.43	11.56 to 12.10
Assets, end of year $ (000’s)	21,718	21,812	19,318	17,382	6,929
Investment income ratio*	2.34%	0.90%	0.52%	0.45%	1.53%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	11.86% to 12.53%	19.05% to 19.76%	17.70% to 18.40%	10.36% to 11.02%	31.56% to 32.36%

(z) Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account

	Pacific Rim Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	84	61	26

Unit Fair Value $	15.40	14.10	12.68
Assets, end of year $ (000’s)	1,293	864	329
Investment income ratio*	2.03%	0.95%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	9.19%	11.22%	26.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Quantitative All Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	7	6	—

Unit Fair Value $	13.73	13.22	11.47
Assets, end of year $ (000’s)	96	81	2
Investment income ratio*	1.38%	2.93%	3.46%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.82%	15.24%	14.75%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative Mid Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4	9	30

Unit Fair Value $	11.96	12.17	11.69
Assets, end of year $ (000’s)	49	106	350
Investment income ratio*	0.46%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(1.73%)	4.10%	16.86%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Quantitative Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3	8	—

Unit Fair Value $	12.91	13.61	11.21
Assets, end of year $ (000’s)	39	111	3
Investment income ratio*	1.78%	0.34%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(5.17%)	21.36%	12.14%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	264	326	342

Unit Fair Value $	73.23 to 80.44	8.75 to 95.27	6.37 to 68.95
Assets, end of year $ (000’s)	44,242	62,461	49,393
Investment income ratio*	2.68%	1.79%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	(16.07%) to (15.56%)	37.34% to 38.17%	13.38% to 13.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Real Return Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8	15	31

Unit Fair Value $	11.14	10.01	9.96
Assets, end of year $ (000’s)	85	151	312
Investment income ratio*	7.52%	3.41%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	11.36%	0.43%	(0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Science & Technology Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	71	11	3

Unit Fair Value $	14.24	11.90	11.27
Assets, end of year $ (000’s)	1,013	130	38
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	19.62%	5.60%	12.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Short-Term Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	593	634	514	475	415

Unit Fair Value $	17.54 to 19.05	17.09 to 18.45	16.45 to 17.65	16.2 to 17.27	16.07 to 17.03
Assets, end of year $ (000’s)	10,901	11,297	8,875	8,031	6,913
Investment income ratio*	9.58%	3.11%	1.46%	3.01%	3.46%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	2.62% to 3.25%	3.91% to 4.55%	1.54% to 2.17%	0.81% to 1.43%	2.15% to 2.76%

	Sub-Account

	Small Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (v)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,768	1,910	2,081	2,125	683

Unit Fair Value $	18.26 to 19.59	16.12 to 17.19	14.29 to 15.15	12.25 to 12.91	11.26 to 11.79
Assets, end of year $ (000’s)	33,031	31,415	30,320	26,463	7,797
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	13.31% to 13.98%	12.79% to 13.47%	16.64% to 17.35%	8.79% to 9.45%	47.93% to 48.82%

(v)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	92	91	106

Unit Fair Value $	15.16	15.48	13.16
Assets, end of year $ (000’s)	1,390	1,410	1,388
Investment income ratio*	1.80%	0.53%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(2.07%)	17.64%	16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	29	26	1

Unit Fair Value $	11.87	12.85	11.63
Assets, end of year $ (000’s)	342	339	9
Investment income ratio*	2.02%	0.88%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(7.60%)	10.47%	16.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	5	5	3

Unit Fair Value $	12.39	12.32	11.45
Assets, end of year $ (000’s)	66	57	37
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.57%	7.62%	14.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	335	361	415	373	271

Unit Fair Value $	34.40	35.44	29.70	27.18	21.68
Assets, end of year $ (000’s)	11,520	12,784	12,336	10,134	5,869
Investment income ratio*	1.00%	0.10%	0.15%	1.02%	0.70%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return lowest to highest***	(2.92%)	19.32%	9.21%	25.37%	37.97%

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	5	4	2

Unit Fair Value $	11.00	11.76	11.13
Assets, end of year $ (000’s)	52	44	27
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(6.46%)	5.66%	11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	24	25	8

Unit Fair Value $	13.25	13.41	11.61
Assets, end of year $ (000’s)	320	335	88
Investment income ratio*	0.19%	0.06%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(1.14%)	15.50%	16.07%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Special Value Trust
	Year Ended Dec. 31/07 (o)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.41	12.44	11.22
Assets, end of year $ (000’s)	—	6	—
Investment income ratio*	2.61%	0.04%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	(0.22%)	10.88%	12.16%

(o)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	35	9	5

Unit Fair Value $	10.99	10.99	10.27
Assets, end of year $ (000’s)	385	95	49
Investment income ratio*	10.12%	5.88%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	0.02%	7.05%	2.66%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	20	12	6

Unit Fair Value $	11.33	10.70	10.28
Assets, end of year $ (000’s)	224	132	63
Investment income ratio*	3.00%	3.95%	9.20%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.85%	4.08%	2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Opportunities Trust
	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, end of year (000’s)	—	2	11

Unit Fair Value $	14.31	13.40	11.94
Assets, end of year $ (000’s)	—	27	130
Investment income ratio*	0.90%	0.01%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	6.76%	12.25%	19.39%

(n)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Total Bond Market Trust B

	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,203	941	804	730	719

Unit Fair Value $	16.07 to 17.03	15.09 to 15.89	14.59 to 15.27	14.33 to 14.91	13.86 to 14.33

Assets, end of year $ (000’s)	20,266	14,737	12,156	10,777	10,211

Investment income ratio*	9.82%	3.35%	1.50%	4.56%	4.45%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	6.48% to 7.13%	3.46% to 4.07%	1.79% to 2.39%	3.42% to 4.05%	2.98% to 3.60%

(p) Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account

	Total Return Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	132	166	115

Unit Fair Value $	12.37	11.39	10.99

Assets, end of year $ (000’s)	1,630	1,889	1,269

Investment income ratio*	7.43%	3.12%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.61%	3.67%	1.42%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

		Total Stock Market Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	221	232	257

Unit Fair Value $	48.65	46.25	40.10
Assets, end of year $ (000’s)	10,762	10,735	10,323

Investment income ratio*	2.27%	1.00%	0.00%

Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	5.19%	15.33%	11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		Turner Core Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	27	41	33	29	21

Unit Fair Value $	28.35 to 32.81	23.29 to 26.80	21.59 to 24.69	19.07 to 21.68	17.25 to 19.50
Assets, end of year $ (000’s)	776	998	736	575	356
Investment income ratio*	0.32%	0.76%	0.44%	0.27%	0.25%
Expense ratio lowest to highest**	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%	0.00% to 0.60%
Total return lowest to highest***	21.70% to 22.43%	7.87% to 8.52%	13.24% to 13.91%	10.53% to 11.19%	33.79% to 34.77%

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

			U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	24	24	8

Unit Fair Value $	11.64	11.49	10.52
Assets, end of year $ (000’s)	283	271	79
Investment income ratio*	2.35%	1.79%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	1.31%	9.26%	5.19%

(l)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		U.S. Global Leaders Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	11	9	5

Unit Fair Value $	11.51	11.10	10.90
Assets, end of year $ (000’s)	132	95	56
Investment income ratio*	1.39%	0.00%	0.54%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.72%	1.81%	9.03%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

			Sub-Account

		U.S. Government Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	39	6	4

Unit Fair Value $	12.64	12.24	11.72
Assets, end of year $ (000’s)	491	76	45
Investment income ratio*	10.30%	5.27%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.25%	4.39%	0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

			Sub-Account

		U.S. High Yield Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	10	9	7

Unit Fair Value $	11.76	11.42	10.42
Assets, end of year $ (000’s)	116	100	72
Investment income ratio*	10.20%	5.26%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	3.00%	9.60%	4.16%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	U.S. Large Cap Trust

	Year Ended Dec. 31/07		Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	18		18	18

Unit Fair Value $	12.37		12.41	11.21
Assets, end of year $ (000’s)	228		227	198
Investment income ratio*	1.15%		0.80%	0.00%
Expense ratio lowest to highest**	0.00%		0.00%	0.00%
Total return lowest to highest***	(0.26%	)	10.68%	12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	68	33	17

Unit Fair Value $	19.33	15.17	11.57
Assets, end of year $ (000’s)	1,312	508	192
Investment income ratio*	2.17%	2.06%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	27.43%	31.06%	15.73%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account

	Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	73	32	4

Unit Fair Value $	15.05	13.90	11.48
Assets, end of year $ (000’s)	1,097	439	41
Investment income ratio*	1.56%	0.47%	0.00%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%
Total return lowest to highest***	8.26%	21.03%	14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account U

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Part C: Other Information

Item 26. Exhibits

(a)	JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(b)	Not Applicable.

(c)	(1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(2)	Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9, file number 333-85284 filed with the Commission in April, 2007.

(d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

(e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

(f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a)	JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(b)	JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i)	Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(j)	Not applicable.

(k)	Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

(l)	Not applicable.

(m)	Not applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum describing John Hancock and JHVLICO’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i)	Powers of Attorney for John D. DesPrez III, James R. Boyle, Jonathan Chiel, and Warren Thomson incorporated by reference to post-effective amendment number 22 file number 33-76660 filed with the Commission on May 1, 2006.

(ii)	Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 22 file number 33-76660 filed with the Commission on April 30, 2007.

(iii)	Power of Attorney for Scott S. Hartz is filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 3, 2008

Directors
John D. DesPrez III*
James R. Boyle**
Jonathan C. Chiel*
Scott S. Hartz**
Hugh McHaffie*
Lynne Patterson*
Warren A. Thomson***
Officers
John D. DesPrez III*	Chairman
James R. Boyle**	President
Jonathan Chiel *	Vice President
Executive Vice President and Chief Investment Officer, US
Scott S. Hartz**	Investments
Hugh McHaffie*	Senior Vice President
Lynne Patterson*	Vice President and Chief Financial Officer
Warren A. Thomson****	Vice President
Stephen J. Blewitt **	Vice President - Investment
George H. Braun**	Vice President - Investment
Marc Costantini*	Executive Vice President
Willma H. Davis**	Vice President - Investment
Peter de Vries****	Vice President
Steven A. Finch**	Executive Vice President
Philip W. Freiberger**	Vice President - Investment
Richard Harris*****	Vice President and Appointed Actuary
Marianne Harrision**	Executive Vice President
E. Kendall Hines, Jr. **	Vice President - Investment
James Hoodlet**	Vice President
Naveed Irshad *****	Vice President
Cynthia Lacasse**	Vice President
Peter Levitt******	Senior Vice President and Treasurer
Katherine MacMillan******	Executive Vice President
Nathaniel Margolis**	Vice President
William McPadden**	Vice President - Investment
Mark Newton**	Vice President
Jacques Ouimet*****	Vice President
Phillip J. Peters**	Vice President - Investment
Jonathan Porter*****	Vice President
Krishna Ramdial******	Vice President, Treasury

Steven Mark Ray**	Vice President – Investment
Timothy A. Roseen**	Vice President – Investment
Alan R. Seghezzi**	Senior Vice President
Ivor Thomas**	Vice President - Investment
Brooks Tingle**	Vice President
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Jeffery J. Whitehead*	Vice President and Controller
Margaret Beagen**	Assistant Secretary
Rosalie M. Calabraro*	Assistant Secretary
Wendy K. Cotellessa**	Assistant Secretary
Deanna Garland**	Assistant Secretary
Kevin J. McWilliams**	Assistant Treasurer
Benjamin O’Neill******	Assistant Treasurer

*	Principal business office is 601 Congress Street, Boston, MA 02110

**	Principal business office is 197 Clarendon Street, Boston, MA 02117

***	Principal business office is 200 Clarendon Street, Boston, MA 02117

****	Principal business office is 101 Huntington Avenue, Boston, MA 02199

*****	Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

******	Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

*******	Principal business office is 380 Stuart Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with JHVLICO as of December 31, 2007:

Subsidiary Name

Manulife Insurance Company (Delaware)

LR Company, LLC (Delaware)

P.T. Asuransi Jiwa John Hancock Indonesia (Indonesia)

P.T. Indras Insan Jaya Utama (Indonesia)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriters

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter

John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC as of April 1, 2008.

Name	Title
Edward Eng*****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Warren Thomson**	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and CEO
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel

Karen Walsh*	Vice President, Annuity Distribution

*	Principal Business Office is 601 Congress Street, Boston, MA 02210 **Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 22nd day of April, 2008.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT U

(Registrant)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(Depositor)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2008.

Signatures	Title
/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

*	Director
Warren A. Thomson

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2008

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and offering interests in John Hancock Variable Life Account U (the “Account” or “Separate Account”).

1. The prospectus for the “Annual Premium Variable Life” product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Active Bond	Managed	Optimized All Cap
Blue Chip Growth	Money Market B	Real Estate Securities
International Equity Index B

2. The prospectus for the “eVariable Life” product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Health Sciences	Overseas Equity
Active Bond	High Yield	Real Estate Securities
Blue Chip Growth	International Equity Index B	Short-Term Bond
Capital Appreciation	Mid Cap Index	Small Cap Growth
Equity-Income	Mid Cap Stock	Small Cap Index
Financial Services	Mid Value	Total Return
Global Bond	Money Market B	Total Stock Market Index

1

3. The prospectus for the “Medallion Variable Life” product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Lifestyle Balanced	Money Market B
Active Bond	Lifestyle Growth	Optimized All Cap
Blue Chip Growth	Lifestyle Moderate	Overseas Equity
Capital Appreciation	Managed	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B
International Equity Index B

4. The prospectuses for the “Medallion Variable Universal Plus,” “Medallion Variable Universal Life Edge,” and “Medallion Variable Universal Life Edge II” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Global Bond	Optimized All Cap
Active Bond	Global Real Estate	Optimized Value
All Cap Core	Health Sciences	Overseas Equity
All Cap Growth	High Yield	Pacific Rim
All Cap Value	Income & Value	PIMCO VIT All Asset
American Asset Allocation	Index Allocation	Real Estate Securities
American Blue Chip Income and Growth	International Core	Real Return Bond
American Bond	International Equity Index B	Science & Technology
American Growth	International Opportunities	Short-Term Bond
American Growth-Income	International Small Cap	Small Cap
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Growth	Managed	Total Stock Market Index
Emerging Small Company	Mid Cap Index	U.S. Core
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation	Natural Resources

2

5. The last two tables appearing in the section entitled “Fee Tables” are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation[6,9]	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%

3

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%

4

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%

[1]

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

[2]

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3]

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

[4]

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

[5]

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[6]

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

[7]

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

[8]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

[9]

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[10]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

5

[11]	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.
[12]

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

[14]

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

[15]

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

[16]	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
[17]

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

6

6. The section of the prospectus entitled “Table of Investment Options and Investment Subadvisers” is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, and the PIMCO Trust, are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

7

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

8

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

10

Portfolio	Portfolio Manager	Investment Objective and Strategy
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

11

Portfolio	Portfolio Manager	Investment Objective and Strategy
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

12

Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

13

Portfolio	Portfolio Manager	Investment Objective and Strategy
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

14

Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

15

Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ® ” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

16

7. Insert the following paragrahs at the end of the section of the prospectus entitled “Transfers of existing account value.”

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

8. The discussion under the section of the prospectus entitled “Tax considerations” is deleted and the following is substituted in its place.

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

17

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to

18

the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

19

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

20

In addition to the disclosure contained herein, JHVLICO has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 28, 2008 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” or “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a prospectus dated April 29, 2008 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

Business Opportunity Value

VL M SUPP (4-08)

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 28, 2008 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title “Flex V1,” “Flex V2,” or “Medallion Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a prospectus dated April 29, 2008 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

VL 3 FUND M SUPP (4/08)

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to be distributed with prospectuses dated April 28, 2008 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

MEDALLION VARIABLE UNIVERSAL LIFE PLUS

(MASSACHUSETTS AND TEXAS ONLY)

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION PLUS

(MASSACHUSETTS AND TEXAS ONLY)

VARIABLE ESTATE PROTECTION EDGE

(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (4-08)

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008 OR LATER

This supplement is intended to be distributed with certain prospectuses dated April 28, 2008 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “VEP Plus,” “VEP Edge,” “Majestic Performance Survivorship Variable Universal Life,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II” or “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

This Supplement is accompanied with the prospectus for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this supplement.

Add the following investment account to the table on the cover page:

CSI Equity

CSI Prod Supp (4/08)